SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant |X|         Filed by a Party other than the Registrant o

Check the appropriate box:

|X|  Preliminary Proxy Statement         |_| Confidential, for Use of the
                                             Commission Only (as permitted by
|_| Definitive Proxy Statement               Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             FAC Realty Trust, Inc.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule, or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

__________, 1998


Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of FAC Realty Trust, Inc. The meeting will be held on _________, 1998 at 10:00 a.m. local time at the Homewood Suites Hotel, 100 Macalyson Court, Cary, North Carolina 27511. The formal notice and proxy statement for this meeting are attached to this letter.

     As described in the accompanying Proxy Statement, the Company has entered into a Stock Purchase Agreement with Prometheus Southeast Retail, LLC (the "Investor"), an affiliate of Lazard Freres Real Estate Investors, LLC, providing for the Investor to invest a total of $200 million in the Company (the "Transaction"). The Board of Directors believes that the Transaction represents an opportunity to improve long-term stockholder value by providing access to significant equity capital at an attractive cost and strategic resources not otherwise readily available to it, thereby improving the Company's ability to capitalize on opportunities in the retail shopping center sector.

     The Company's financial advisor, Donaldson, Lufkin & Jenrette Securities Corporation, has delivered an opinion to the Board of Directors to the effect that the consideration to be paid to the Company in the Transaction is fair to the Company from a financial point of view. A copy of that opinion is attached to the accompanying Proxy Statement.

     As previously announced, the Company has agreed to acquire 11 community shopping centers totaling approximately two million square feet from entities affiliated with Simon Konover, who has a national reputation in the real estate and retail shopping center industries. In connection with this acquisition, the Company has agreed to elect Mr. Konover to serve as Chairman of the Board of Directors upon consummation of the Konover transaction and seeks your approval to change the Company's name to "Konover Property Trust, Inc."

     At the Annual Meeting, you will be asked to approve the following:

     1.   the election of six directors;

     2.   the Transaction;

     3.   the change of the Company's name to "Konover Property Trust, Inc.";

     4. an amendment to the Company's charter to increase the number of shares authorized for issuance;

     5. an amendment to the Company's 1993 Employee Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder; and

     6.   an  amendment  to  the  Company's   1995  Outside   Directors'   Stock
          Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder.

     Details of the proposals are set forth in the accompanying Proxy Statement, which I urge you to read carefully.

     The matters to be considered and voted upon at the Annual Meeting are of great importance to your investment and the future growth potential of the Company. The Board of Directors has determined that the proposals being submitted for approval by the stockholders at the Annual Meeting are in the best interests of the Company and its stockholders and recommends that you vote FOR approval of the proposals.

     On behalf of the Board of Directors, I thank you for your cooperation.

Sincerely,


C. Cammack Morton
President and Chief Executive Officer

                             FAC REALTY TRUST, INC.
                        11000 Regency Parkway, Suite 300
                           Cary, North Carolina 27511

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held ____________, 1998

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of FAC Realty Trust, Inc., a Maryland corporation (the "Company"), will be held at the Homewood Suites Hotel, 100 Macalyson Court, Cary, North Carolina 27511, on _______, __________, 1998, at 10:00 a.m., for the following purposes:

     1. To elect six directors to serve until the 1999 annual meeting of stockholders or until their successors are duly elected and qualified (Proposal
One);


     2. To approve the transaction (the "Transaction") contemplated by a Stock Purchase Agreement between the Company and Prometheus Southeast Retail, LLC (the "Investor"), an affiliate of Lazard Freres Real Estate Investors, LLC, which involves the purchase by the Investor of a controlling interest in the Company (21,052,632 shares of Common Stock) for $200 million or $9.50 per share (Proposal Two);


     3. To amend the Company's charter to change its name to "Konover Property Trust, Inc." (Proposal Three);

     4. To amend the Company's charter to increase the number of authorized shares of capital stock from 75,000,000 to 130,000,000 (Proposal Four);

     5. To amend the Company's 1993 Employee Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,100,000 to 2,800,000 (Proposal Five);

     6. To amend the Company's 1995 Outside Directors' Stock Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 25,000 to 150,000 (Proposal Six); and

     7. To transact such other business as may properly come before the meeting and any adjournment thereof.


     Only stockholders of record at the close of business on May 15, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.


                                   By Order of the Board of Directors

                                   Robin W. Malphrus, Esq.
                                   Secretary
Dated:   __________ , 1998

     YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION. PLEASE MAIL YOUR PROXY TODAY.

                             FAC REALTY TRUST, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on _________, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of FAC Realty Trust, Inc., a Maryland corporation (the "Company"), of proxies from the holders of the Common Stock for use at the 1998 Annual Meeting of Stockholders to be held at the Homewood Suites Hotel, 100 Macalyson Court, Cary, North Carolina 27511, on _______, ________, 1998 at 10:00 a.m., and at any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders will consider and vote upon the following matters:

     1. Election of six directors to serve until the 1999 annual meeting of stockholders or until their successors are duly elected and qualified (Proposal
One);


     2. Approval of the transaction (the "Transaction") contemplated by a Stock Purchase Agreement between the Company and Prometheus Southeast Retail, LLC (the "Investor"), an affiliate of Lazard Freres Real Estate Investors, LLC, which involves the purchase by the Investor of a controlling interest in the Company (21,052,632 shares of Common Stock) for $200 million or $9.50 per share (Proposal Two);


     3. Amendment of the Company's charter to change its name to "Konover Property Trust, Inc." (Proposal Three);

     4. Amendment of the Company's charter to increase the number of authorized shares from 75,000,000 to 130,000,000 (Proposal Four);

     5. Amendment of the 1993 Employee Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,100,000 to 2,800,000 (Proposal Five);

     6. Amendment of the Company's 1995 Outside Directors' Stock Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 25,000 to 150,000 (Proposal Six); and

     7. Such other business as may properly come before the meeting and any adjournment thereof.


     This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about ________, 1998.


     This solicitation is made on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies by telephone, telegraph, fax or personal interview. The Company has retained the services of Beacon Hill Partners, Inc. for a fee estimated at $2,500 plus out-of-pocket expenses, to assist in the solicitation of proxies. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.


     Holders of record of Common Stock of the Company as of the close of business on May 15, 1998 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting, and each share of Common Stock entitles the holder thereof to one vote. At the close of business on May 15, 1998, there were [14,283,566] shares of Common Stock issued and outstanding.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted at the Annual Meeting FOR the proposals. With respect to any other business that may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. A stockholder may revoke his or her proxy at any time before exercise by delivering to the Secretary of the Company a written notice of such revocation, by filing with the Secretary of the Company a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

     Proposal One, the election of the directors of the Company, requires the vote of a plurality of all of the votes cast at the Annual Meeting provided a quorum is present. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.


     Proposal Two, the approval of the Transaction, requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all shares of Common Stock entitled to vote on the proposal. The Investor is not entitled to vote on Proposal Two. For purposes of the votes on Proposal Two, an abstention or a broker non-vote (i.e., shares held by a broker or nominee which are represented at the Annual Meeting but with respect to which such broker or nominee is not empowered to vote on a proposal) will have the effect of a vote against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.


     Proposal Three, approval of the change of the Company's name, and Proposal Four, approval of an increase in the number of shares authorized for issuance, each requires the affirmative vote of a majority of all of the votes entitled to be cast on the matter. For purposes of the vote on Proposals Three and Four, abstentions and broker nonvotes will have the same effect as votes against the proposal, although they will count toward the presence of a quorum.


     Proposal Five, approval of an increase in the number of shares authorized for issuance under the Company's 1993 Employee Stock Incentive Plan, and Proposal Six, approval of an increase in the number of shares authorized for issuance under the Company's 1995 Outside Directors' Stock Compensation Plan, each requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all shares of Common Stock entitled to vote on the proposal. For purposes of the votes on Proposals Five and Six, an abstention or a broker non-vote will have the effect of a vote against the proposals, unless holders of more than 50% in interest of all shares of Common Stock entitled to vote on the proposals cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

                                                 TABLE OF CONTENTS

PROPOSAL ONE:
         ELECTION OF DIRECTORS....................................................................................6
         Information Regarding Meetings and Committees of the Board of Directors..................................7
                  Audit Committee.................................................................................7
                  Executive Compensation Committee................................................................7
                  Nominating Committee............................................................................8
         Compensation of Directors................................................................................8

EXECUTIVE OFFICERS OF THE COMPANY.................................................................................9

EXECUTIVE COMPENSATION...........................................................................................10
         Employment Agreements...................................................................................14
                  Annual Compensation and Basic Terms............................................................14
                  Long-Term Compensation.........................................................................15
         Change in Control Arrangements..........................................................................15
         Executive Compensation Committee Report.................................................................15
                  Executive Officer Compensation Policies........................................................15
                  Base Salaries..................................................................................16
                  Bonuses  ......................................................................................16
                  Stock Options..................................................................................16
                  Restricted Stock...............................................................................16
                  Chief Executive Officer's Compensation.........................................................17
                  Section 162(m) of the Internal Revenue Code....................................................17
                  Report on Repricing of Options.................................................................17
         Compensation Committee Interlocks and Insider Participation.............................................18

BENEFICIAL OWNERSHIP.............................................................................................18

INFORMATION REGARDING INDEPENDENT PUBLIC ACCOUNTANTS.............................................................19

PERFORMANCE GRAPH................................................................................................20

PROPOSAL TWO:
         APPROVAL OF THE TRANSACTION
         (WHICH INVOLVES THE SALE OF A CONTROLLING INTEREST IN THE COMPANY)......................................20
         Transaction Summary.....................................................................................21
         Information about the Company...........................................................................25
         Information about the Investor..........................................................................26
         Background of the Transaction...........................................................................26
         The Investment..........................................................................................28
         Stockholders Agreement..................................................................................29
                  Management of the Company; Representation on the Board and Certain Board Committees............29
                  Participation Rights...........................................................................30
                  Restrictions on Certain Corporate Actions......................................................31
                  Information Rights.............................................................................31
         Contingent Value Rights.................................................................................31
         Limited Put Option......................................................................................32
         Accounting Treatment....................................................................................33
         Registration Rights Agreement...........................................................................33
         No Solicitation of Competing Transactions...............................................................33

                                                         3


         Expenses ...............................................................................................34
         Break-Up Fee and Topping Fee............................................................................34
         Conditions to Closing...................................................................................34
         Indemnification Provisions..............................................................................34
         Amendment or Termination of the Transaction Documents...................................................35
         Advantages of the Transaction...........................................................................35
                  Large, Timely Infusion of Capital at Reasonable Cost...........................................35
                  Association with the Investor..................................................................35
                  Improved Future Access to Capital..............................................................36
                  Potential Enhancement of Stockholder Value.....................................................36
         Disadvantages of the Transaction........................................................................36
                  Change of Control of the Company...............................................................36
                  Anti-takeover Effect of the Transaction........................................................37
                  Potential Dilution.............................................................................37
                  Restrictions on Certain Corporate Actions......................................................37
                  Contingent Obligation..........................................................................37
                  Competition with Alexander Haagen Properties, Inc..............................................38
                  Potential Extinguishing of Claims..............................................................38
         Other Consequences of Failure to Approve the Transaction................................................38
                  Possible Inability to Close the Konover Transaction............................................38
                  Payment of Break-up Fee and Possible Topping Fee...............................................38
                  Possible Exercise of the Put Option............................................................38
         Certain Federal Income Tax Considerations...............................................................39
                  No Recognition of Taxable Gain.................................................................39
                  Taxation of the Company as a REIT..............................................................39
                  Possible Impact of the Transaction on Subsequent Sales of Stock by Non-U.S. Stockholders.......40
         Opinion of Financial Advisor............................................................................40
                  Current Capitalization.........................................................................42
                  Stock Trading History..........................................................................42
                  Selected Comparable Company Trading Analysis...................................................42
                  Comparative Transactions Analysis..............................................................43
                  Premiums Paid Analysis.........................................................................43
                  Net Asset Valuation Analysis...................................................................44
                  Accretion / (Dilution) Analysis................................................................44
                  Projected Stockholder Return Analysis..........................................................45
                  Contingent Value Right Analysis................................................................45
         Cautionary Note Regarding Forward-Looking Statements....................................................46
         Recommendation of the Board and Description of its Decision-Making Process..............................46
         Appraisal Rights........................................................................................47
         Required Vote and Related Matters.......................................................................47

PROPOSAL THREE:
         AMENDMENT OF CHARTER TO CHANGE THE NAME OF THE COMPANY..................................................47

PROPOSAL FOUR:
         CHARTER AMENDMENT TO INCREASE THE NUMBER OF
         AUTHORIZED SHARES OF CAPITAL STOCK......................................................................48

PROPOSAL FIVE:
         AMENDMENT TO THE COMPANY'S 1993 EMPLOYEE STOCK INCENTIVE PLAN...........................................49
         Reasons for Amendment...................................................................................49
         Summary Plan Description................................................................................49



                  General  ......................................................................................49
                  Administration.................................................................................49
                  Eligible Employees.............................................................................50
                  Grant of Options...............................................................................50
                  Exercise ......................................................................................50
                  Option Price...................................................................................50
                  Transfer and Termination of Options............................................................50
                  Adjustment of Shares...........................................................................51
                  Termination and Amendment of the Stock Incentive Plan..........................................51
                  Federal Tax Consequences.......................................................................51
         Options Granted to Date.................................................................................52
         Required Vote...........................................................................................52

PROPOSAL SIX:
         AMENDMENT OF THE
         1995 OUTSIDE DIRECTORS' STOCK COMPENSATION PLAN.........................................................52

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................53

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE................................................................54

ADDITIONAL INFORMATION...........................................................................................54

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING....................................................................54

APPENDIX A        STOCK PURCHASE AGREEMENT

APPENDIX B        STOCKHOLDERS AGREEMENT

APPENDIX C        REGISTRATION RIGHTS AGREEMENT

APPENDIX D        CONTINGENT VALUE RIGHT AGREEMENT

APPENDIX E        DLJ OPINION

APPENDIX F        OPINION OF ALSTON & BIRD LLP


                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS


     The Company's bylaws authorize the Board of Directors to set the number of directors at no less than three nor more than fifteen. The number of directors is currently set at seven. Theodore E. Haigler, Jr., presently a director of the Company, has advised the Company that he will retire from the Board as of the date of the Annual Meeting. Six incumbent directors have been nominated for re-election for one-year terms expiring at the 1999 annual meeting of stockholders or until their successors are duly elected and qualified. As discussed under "Proposal Two," assuming approval of the Transaction, the size of the Board will be increased to nine. The three vacancies will then be filled by the Board of Directors. The Board is contractually obligated to fill the vacancies with three Investor Nominees. Information regarding the Investor Nominees is included in the discussion of "Proposal Two" under the caption "Stockholders Agreement."


     In addition, Mr. __________ has agreed to resign from the Board no later than the final closing of the Konover Transaction (as defined herein). See "Proposal Three: Amendment of Charter to Change the Name of the Company" for a discussion of the Konover Transaction. Pursuant to the terms of the Konover Transaction, the Board of Directors will fill the vacancy created by Mr. __________'s resignation by electing Simon Konover as Chairman of the Board. For information about Mr. Konover, see "Proposal Three."

     Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. If any nominee becomes unable or unwilling to serve before the Annual Meeting, the shares represented by proxy will be voted for a substitute nominee designated by the Board of Directors. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. The nominees for election at the Annual Meeting are set forth below.

        Name                     Age                   Principal Occupation                 Director Since
        ----                     ---                   --------------------                 --------------
C. Cammack Morton                 46     President and Chief Executive Officer of the            1996
                                         Company
Patrick M. Miniutti               50     Executive Vice President and Chief Financial            1996
                                         Officer of the Company
Robert O. Amick                   65     President of The Amick Group                            1993
William D. Eberle                 74     Chairman of Manchester Associates, Ltd.                 1997
J. Richard Futrell, Jr.           67     Former Chairman and Chief Executive Officer             1993
                                         of Centura Banks, Inc.
John W. Gildea                    54     Managing Director of Gildea Management                  1996
                                         Company and Advisor for The Network Funds

     C. Cammack Morton joined the Company in December 1995 as Chief Operating Officer and was elected President and a Director in January 1996. Effective January 1, 1997, Mr. Morton became the Company's Chief Executive Officer. Prior to his affiliation with the Company, Mr. Morton served as Managing Director of Rothschild Realty, Inc. ("Rothschild") and President and Chief Executive Officer of the Charter Oak Group, Ltd. (the "Charter Oak Group"), a subsidiary of Rothschild engaged in the development and management of factory outlet centers. He joined Rothschild in 1987 as Vice President, was promoted to Senior Vice President in 1989 and to Managing Director in 1991. To resolve certain personal financial matters arising out of a limited partner obligation to the general partner of a real estate partnership, Mr. Morton filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in March 1994. After settling with the general partner, the bankruptcy case was dismissed in June 1994.

     Patrick M. Miniutti joined the Company as Executive Vice President, Chief Financial Officer and Director in August 1996. Prior to his affiliation with the Company, Mr. Miniutti served for three years as Executive Vice President, Chief Financial Officer and Trustee of Crown American Realty Trust, a public REIT that owns regional shopping malls. Prior thereto, Mr. Miniutti held senior financial positions for a combined 12 years with New Market Companies, Inc., Western Development Corporation (predecessor to The Mills Corporation) and Cadillac Fairview Corporation Limited, which was preceded by ten years in public accounting, principally with national firms. Mr. Miniutti is a member of the American Institute of Certified Public Accountants and a former member of its Real Estate Accounting Committee, which was responsible for promulgating most of the real estate accounting rules in practice today.

     Robert O. Amick is the President of The Amick Group, a financial consulting firm that he founded in 1992. Mr. Amick served as Vice President and Controller of J.C. Penney Co., Inc. from 1982 to 1992 and was a director of J.C. Penney Business Services, Inc. from 1985 to 1992. Mr. Amick also is a director of Protection Mutual Insurance Company and Park P.M. Company.

     William D. Eberle was a founder of Boise Cascade and is Chairman of Manchester Associates, Ltd., a venture capital and international consulting firm and Of Counsel to the law firm of Kaye, Scholer, Fierman, Hays & Handler. Mr. Eberle is also Chairman of the Board of America Service Group Inc., a health care services company, Showscan Entertainment, Inc., a movie-based software and technology company, and Barry's Jewelry, Inc., a retail jewelry chain, and is a director of Ampco-Pittsburgh Corp., a steel fabrication equipment company, Fiberboard Corporation, a timber manufacturer, Mitchell Energy and Development, a gas and oil company, and Mid-States PLC, an auto parts distributor headquartered in Nashville, Tennessee.

     J. Richard Futrell, Jr. is the retired Chairman and Chief Executive Officer of Centura Banks, Inc., a position he held from 1989 to 1993. He currently serves as a member of Centura's board of directors and its executive committee.

     John W. Gildea has been Managing Director of Gildea Management Company, an investment advisory firm, and affiliates since 1990. From 1986 to 1990, he was Senior Vice President of Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Gildea also has been President of Gildea Investment Co., an investment advisory firm, since 1983. He is a director of America Service Group, Inc., UNC, Inc., and Barry's Jewelry, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

Information Regarding Meetings and Committees of the Board of Directors


     The Board of Directors has an Audit Committee, an Executive Compensation Committee and a Nominating Committee. During the year ended December 31, 1997, the Board of Directors held ten meetings, the Audit Committee held two meetings, and the Executive Compensation Committee held three meetings. The Nominating Committee was formed in 1998. Each director attended at least 75% of the Board of Directors meetings and assigned committee meetings held during 1997.


     Audit Committee. The Audit Committee, which consists of Messrs. Eberle (Chairman), Amick, Futrell, Gildea and Haigler, makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement, approves professional services provided and fees charged by the independent public accountants, reviews the independence of the independent public accountants and determines the adequacy of the Company's internal accounting controls.

     Executive Compensation Committee. The Executive Compensation Committee, which consists of Messrs. Gildea (Chairman), Amick, Eberle, Futrell and Haigler, determines the compensation of the executive officers and administers the Company's 1993 Employee Stock Incentive Plan and its 1996 Restricted Stock Plan.

     Nominating Committee. The Nominating Committee, which consist of Messrs. Futrell (Chairman), Amick, Eberle, Gildea and Haigler, determines the slate of nominees for election to the Board of Directors by vote of the stockholders.

Compensation of Directors

     The Company pays an annual fee of $12,000 to directors who are not employees of the Company, plus a fee of $1,000 for each Board of Directors or assigned committee meeting attended. The annual fee is payable in equal installments semi-annually. Under the Company's 1995 Outside Directors' Stock Compensation Plan, as amended by the Board, up to $20,000 of a director's annual compensation is paid in shares of Common Stock or options to purchase shares of Common Stock and the remainder paid in cash, at the direction of the director. Each non-employee director also is reimbursed for expenses incurred in attending meetings of the Board of Directors and assigned committees. Employees of the Company who are directors receive no additional compensation for their service as directors.

                        EXECUTIVE OFFICERS OF THE COMPANY


     The following table sets forth certain information with respect to the current executive officers of the Company.

          Name                Age                 Position
          ----                ---                 --------
C. Cammack Morton              46      President and Chief Executive Officer
Patrick M. Miniutti            50      Executive Vice President and Chief
                                       Financial Officer
William H. Neville             53      Executive Vice President and Chief
                                       Operating Officer
Christopher G. Gavrelis        44      Executive Vice President - Management
Connell L. Radcliff            43      Senior Vice President - Development
Linda M. Swearingen            33      Senior Vice President - Finance/Investor
                                       Relations
Sona A. Thorburn               32      Vice President and Chief Accounting
                                       Officer

     See the biographical information for Messrs. Morton and Miniutti under "Proposal One: Election of Directors."

     William H. Neville, has served as Executive Vice President and Chief Operating Officer since September 1997. Before joining the Company, Mr. Neville was Regional President of Horizon Group Realty, a real estate investment trust specializing in outlet centers, from January 1996 to July 1997. Prior to joining Horizon, Mr. Neville held various positions with Charter Oak Partners, a privately held outlet center developer, from January 1993 to December 1995, at which time he was the President of the company.

     Christopher G. Gavrelis joined the Company in December 1995. Mr. Gavrelis was named Senior Vice President in January 1996 and promoted to Executive Vice President in January 1998. Prior to his affiliation with the Company, Mr. Gavrelis was Vice President - Property Management of the Charter Oak Group for approximately four years. From 1989 to 1991, Mr. Gavrelis served as regional property manager for McArthur/Glen Realty Corp. (now HGI Realty, Inc.), a company engaged in the development and operation of factory outlet centers. Mr. Gavrelis is responsible for the Company's management and administration activities.

     Connell L. Radcliff has served as Senior Vice President of Development since its organization in April 1993. Mr. Radcliff joined North-South Management Corporation (a predecessor company) as Vice President - Leasing in 1989. From 1987 to 1989, Mr. Radcliff was a real estate broker for The Shopping Center Group, a real estate brokerage firm specializing in national tenant representation. Mr. Radcliff is responsible for the Company's development activities.

     Linda M. Swearingen was promoted from Vice President to Senior Vice President of Finance/Investor Relations in January 1998. Prior to being named Vice President in May 1996, Ms. Swearingen was Director of Leasing for the Company, a position she had held since July 1993. From 1990 to 1993, Ms. Swearingen served as Assistant Vice President - Commercial Real Estate for Bank One Dayton.

     Sona A. Thorburn has served as Vice President and Chief Accounting Officer since joining the Company in 1997. Prior to joining the Company, Ms. Thorburn was a manager with the accounting firm of Ernst & Young LLP, where she was employed for eight years. At Ernst & Young, Ms. Thorburn supervised audits for a variety of clients, including the Company.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation of the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at December 31, 1997 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                     Annual                    Long-Term
                                                  Compensation            Compensation Awards
                                            -----------------------   -----------------------------
                                                                      Restricted       Securities       All Other
                                            Salary           Bonus       Stock          Underlying    Compensation
Name and Principal Position        Year       ($)             ($)      Awards($)       Options(#)(10)      ($)
---------------------------        ----     -------          -----    ---------      ---------------      ----
C. Cammack Morton                  1997     336,072             (4)     670,538(5)         (11)          33,467(12)
   President and Chief Executive   1996     287,692             (4)   1,019,250(5)     300,000(11)        3,570(13)
     Officer                       1995      11,458(1)          --           --             --               --
Patrick M. Miniutti                1997     230,871             (4)     346,726(6)         (11)          19,000(12)
   Executive Vice President and    1996      70,769(2)          (4)     819,313(6)     200,000(11)       50,000(13)
     Chief Financial Officer                     --             --           --             --               --
William H. Neville                 1997      65,059(3)          (4)     205,800(7)      50,000               --
   Executive Vice President and    1996          --             --           --             --               --
     Chief Operating Officer       1995          --             --           --             --               --
Christopher G. Gavrelis            1997     160,962             (4)      94,163            (11)          11,915(12)
   Executive Vice President -      1996     129,742             (4)     214,750(8)      35,000(11)        1,163(13)
     Management                    1995       5,208(1)          --           --             --               --
Connell L. Radcliff                1997     185,555             (4)     101,138(9)          --           13,712(12)
   Senior Vice President -         1996     181,923             (4)      39,750(9)          --            3,750(13)
     Development                   1995     158,654         41,250           --         18,000            3,332(14)

(1) Messrs. Morton and Gavrelis joined the Company in December 1995 and, therefore, their salary for 1995 represents only a portion of the year.

(2) Mr. Miniutti joined the Company in August 1996 and, therefore, his salary for 1996 represents only a portion of the year.

(3) Mr. Neville joined the Company in September 1997 and, therefore, his salary for 1997 represents only a portion of the year.

(4) Bonuses for all of the officers of the Company for 1997 and 1996 were paid in the form of shares of restricted Common Stock ("Restricted Stock") or options to purchase Restricted Stock based on the market price of Common Stock on the last day of the applicable calendar year. The shares of Restricted Stock paid as bonuses vest all at once ("cliff vesting") after three years. In consideration of the three-year vesting period, Restricted Stock bonus amounts are set at 150% of an equivalent cash bonus determined under the Company's MBO Plan. See "--Executive Compensation Committee Report."

(5) Mr. Morton receives a portion of his base annual salary, his periodic increases in base annual salary, his annual bonus and his long-term incentive compensation in the form of Restricted Stock or options to purchase Restricted Stock, as follows:

     (a) 30,000 shares, with a value of $198,750 ($6.625 per share), were granted on March 1, 1997, subject to a one-year cliff vest, as part of Mr. Morton's base annual salary;

     (b) 6,000 shares, with a value of $39,750 ($6.625 per share), were granted on March 1, 1997, subject to a three-year cliff vest, as an increase in Mr. Morton's base annual salary;

     (c) An option to purchase 48,500 shares, with a value of $338,288 ($7.75 per share) net of a 10% exercise price, was granted as of December 31, 1997, subject to a three-year cliff vest, as Mr. Morton's 1997 bonus;

     (d) 18,000 shares, with a value of $119,250 ($6.625 per share), were granted as of December 31, 1996, subject to a three-year cliff vest, as Mr. Morton's 1996 bonus;

     (e) 90,000 shares, with a value of $900,000 ($10.00 per share), were granted in 1996 to Mr. Morton as long-term incentive compensation. These shares were replaced with a grant of 150,000 shares, with a value of $993,750 ($6.625 per share), on March 1, 1997. These restricted shares vest in ten equal installments commencing March 1, 1997.

     (f) On November 11, 1997, Mr. Morton was awarded an additional 21,000 shares of Restricted Stock, and each unvested share of Restricted Stock then owned by Mr. Morton was exchanged for an option to repurchase a share of Restricted Stock at an exercise price of 10% of the fair market value of a share of Common Stock on the date awarded (the "Repurchase Options"). The additional 21,000 shares of Restricted Stock were awarded so that, after taking into account the exercise price of the Repurchase Options, the value of such options would equal the value of Mr. Morton's unvested Restricted Shares prior to the exchange. See "-- Executive Compensation Committee Report-- Restricted Stock."

     During 1997 the Company repurchased, pursuant to provisions in its 1996 Restricted Stock Plan (the "Restricted Plan"), 7,500 shares of Restricted Stock to cover the income tax liability on Restricted Stock that vested in 1997. At December 31, 1997, the aggregate number of Mr. Morton's shares of Restricted Stock and shares issuable upon exercise of his Repurchase Options was 266,000 with a value of $1,860,788 ($7.75 per share) net of the cost to exercise. Dividends or dividend equivalents are payable on such Restricted Stock and shares underlying such Repurchase Options with the exception of the unvested portion of the 150,000 Repurchase Options granted as long-term compensation.

(6) Mr. Miniutti receives a portion of his base annual salary, his periodic increases in base annual salary, his annual bonus and his long-term incentive compensation in the form of Restricted Stock or options to repurchase restricted stock, as follows:

     (a) 15,000 shares, with a value of $99,375 ($6.625 per share), were granted on March 1, 1997, subject to a one-year cliff vest, as part of Mr. Miniutti's base annual salary;

     (b) 4,500 shares, with a value of $29,813 ($6.625 per share), were granted on March 1, 1997, subject to a three-year cliff vest, as an increase in Mr. Miniutti's base annual salary;

     (c) An option to purchase 28,500 shares, with a value of $198,788 ($7.75 per share) net of a 10% exercise price, was granted as of December 31, 1997, subject to a three-year cliff vest, as Mr. Miniutti's 1997 bonus;

     (d) 6,500 shares, with a value of $43,063 ($6.625 per share), were granted as of December 31, 1996, subject to a three-year cliff vest, as Mr. Miniutti's 1996 bonus;

     (e) 90,000 shares, with a value of $776,250 ($8.625 per share), were granted in 1996 to Mr. Miniutti as long-term incentive compensation. These shares were replaced with a grant of 120,000 shares, with a value of $795,000 ($6.625 per share), on March 1, 1997. These restricted shares vest in ten equal installments commencing March 1, 1997.

     (f) On November 11, 1997, Mr. Miniutti was awarded an additional 15,000 shares of Restricted Stock, and each unvested share of Restricted Stock then owned by Mr. Miniutti was exchanged for a Repurchase Option. The additional 15,000 shares of Restricted Stock were awarded so that, after taking into account the exercise price of the Repurchase Options, the value of such options would equal the value of Mr. Morton's unvested Restricted Shares prior to the exchange. See "-- Executive Compensation Committee Report -- Restricted Stock."

     During 1997 the Company repurchased, pursuant to its Restricted Plan, 6,000 shares of Restricted Stock to cover the income tax liability on Restricted Stock that vested in 1997. At December 31, 1997, the aggregate number of Mr. Miniutti's shares of Restricted Stock and shares issuable upon exercise of his Repurchase Options was 183,500 with a value of $1,283,788 ($7.75 per share) net of the cost to exercise. Dividends or dividend equivalents are payable on such Restricted Stock and shares underlying such Repurchase Options with the exception of the unvested portion of the 120,000 Repurchase Options granted as long-term compensation.

(7)  Mr.  Neville  receives  his  annual  bonus  and  his  long-term   incentive
     compensation in the form of restricted stock or an option to purchase restricted stock, as follows:

     (a) An option to purchase 8,000 shares, with a value of $55,800 ($7.75 per share) net of a 10% exercise price, was granted as of December 31, 1997, subject to a three-year cliff vest, as Mr. Neville's proportionate 1997 bonus;

     (b) 20,000 shares, with a value of $150,000 ($7.50 per share), were granted on September 8, 1997 to Mr. Neville as long-term incentive compensation. These restricted shares vest in three equal installments commencing March 1, 1998.

     (C) On November 11, 1997, Mr. Neville was awarded an additional 2,250 shares of Restricted Stock, and each unvested share of Restricted Stock then owned by Mr. Neville was exchanged for a Repurchase Option. The additional 2,250 shares of Restricted Stock were awarded so that, after taking into account the exercise price of the Repurchase
          Options, the value of such options would equal the value of Mr. Neville's unvested Restricted Shares prior to the exchange. See "-- Executive Compensation Committee Report -- Restricted Stock."

     At December 31, 1997, the aggregate number of shares of Restricted Stock issuable upon exercise of Mr. Neville's Repurchase Options was 30,250 with a value of $211,550 ($7.75 per share) net of the cost to exercise. Dividend equivalents are payable on all of the shares underlying Mr. Neville's Repurchase Options.

(8) Mr. Gavrelis receives his annual bonus and his long-term incentive compensation in the form of Restricted Stock or options to purchase Restricted Stock, as follows:

     (a) An option to purchase 13,500 shares, with a value of $94,163 ($7.75 per share) net of a 10% exercise price, was granted as of December 31, 1997, subject to a three-year cliff vest, as Mr. Gavrelis's 1997 bonus;

     (b) 6,000 shares, with a value of $39,750 ($6.625 per share), were granted as of December 31, 1996, subject to a three-year cliff vest, as Mr. Gavrelis's 1996 bonus;

     (c) 16,667 shares, with a value of $175,000 ($10.50 per share), were granted on February 28, 1996 to Mr. Gavrelis as long-term incentive compensation. These restricted shares vest in three equal installments commencing January 1, 1997.

     (d) On November 11, 1997, Mr. Gavrelis was awarded an additional 1,350 shares of Restricted Stock, and each unvested share of Restricted Stock then owned by Mr. Gavrelis was exchanged for Repurchase Options. The additional 1,350 shares of Restricted Stock were awarded so that, after taking into account the exercise price of the Repurchase
          Options, the value of such options would equal the value of Mr. Gavrelis' unvested Restricted Shares prior to the exchange. See "-- Executive Compensation Committee Report -- Restricted Stock."

     During 1997 the Company repurchased, pursuant to provisions in its Restricted Plan, 2,778 shares of Restricted Stock to cover the income tax liability on Restricted Stock that vested in 1997. At December 31, 1997, the aggregate number of Mr. Gavrelis' shares of Restricted Stock and shares issuable upon exercise of Repurchase Options was 34,739 with a value of $249,086 ($7.75 per share) net of the cost to exercise. Dividends or dividend equivalents are payable on all of such Restricted Stock and the shares underlying Mr. Gavrelis' Repurchase Options.

(9) Mr. Radcliff received his annual bonus in the form of Restricted Stock or an option to purchase Restricted Stock, as follows:

     (a) An option to purchase 14,500 shares, with a value of $101,138 ($7.75 per share), was granted as of December 31, 1997 net of a 10% exercise price, subject to a three-year cliff vest, as Mr. Radcliff's 1997 bonus;

     (b) 6,000 shares, with a value of $39,750 ($6.625 per share), were granted as of December 31, 1996, subject to a three-year cliff vest, as Mr. Radcliff's 1996 bonus.

     (C) On November 11, 1997, Mr. Radcliff was awarded an additional 700 shares of Restricted Stock, and each unvested share of Restricted Stock then owned by Mr. Radcliff was exchanged for Repurchase Options. The additional 700 shares of Restricted Stock were awarded so that, after taking into account the exercise price of the Repurchase
          Options, the value of such options would equal the value of Mr. Radcliff's unvested Restricted Shares prior to the exchange. See "-- Executive Compensation Committee Report -- Restricted Stock."

     At December 31, 1997, the aggregate number of shares of Restricted Stock issuable upon exercise of Mr. Radcliff's Repurchase Options was 21,200 with a value of $148,038 ($7.75 per share) net of the cost to exercise. Dividend equivalents are payable on all of the shares underlying Mr. Radcliff's Repurchase Options.

(10) Excludes options to purchase shares of Restricted Stock, which options have an exercise price equal to 10% of a share's fair market value on the date of grant. Such options are reported under the "Restricted Stock Awards" column of the Summary Compensation Table.

(11) Stock options granted in 1996 were canceled in 1997 and new options for the same number of shares were issued in 1997. See "--Executive Compensation Committee Report--Report on Repricing of Options" for additional information.

(12) In 1997 Messrs. Morton, Miniutti, Gavrelis and Radcliff received distributions from the cancellation of a Split Dollar Insurance Plan in the amounts of $29,746, $15,000, $10,000 and $10,000, respectively, as well as matching contributions to the Company's 401(k) Retirement and Savings Plan of $3,721, $4,000, $1,915 and $3,712, respectively.

(13) In 1996 Messrs. Morton, Gavrelis and Radcliff received matching contributions to the Company's 401(k) Retirement and Savings Plan of $3,570, $1,163 and $3,750, respectively. In addition, in 1996, Mr. Miniutti received an allowance for relocation expenses of $50,000.

(14) In 1995 Mr. Radcliff received matching contributions to the Company's 401(k) Retirement and Savings Plan of $3,332.

     The following table provides information regarding the stock options granted during 1997 to the Named Executive Officers:

                      Option Grants in Last Fiscal Year(1)


                                              Individual Grants
                        -----------------------------------------------------------           Potential Realizable
                          Number of                                                             Value at Assumed
                          Securities     Percent of Total                                    Annual Rates of Stock
                          Underlying     Options Granted                                     Price Appreciation for
                           Options         to Employees      Exercise                          Option-Term-($)(2)
                           Granted        in-Fiscal-Year      Price       Expiration        --------------------------
        Name                 (#)               (%)             ($)           Date              5%($)         10%($)
----------------------------------------------------------------------------------------------------------------------

C. Cammack Morton         300,000(3)           46.5          $5.625         4/1/07           1,061,260      2,689,44,
Patrick M. Miniutti       200,000(4)           31.0          $5.625         4/1/07             707,506      1,792,960
William H. Neville         50,000(4)            7.8           $7.50         9/7/07             235,835        597,653
Christopher G. Gavrelis    35,000(4)            5.4          $5.625         4/1/07             123,814        313,768


----------
(1) Excludes Repurchase Options, which options have an exercise price equal to 10% of a share's fair market value on the date of grant. Such options are reported under the "Restricted Stock Awards" column of the Summary Compensation Table.

(2) In accordance with SEC rules, these columns show gains that might exist for the respective options, assuming the market price of the Company's Common Stock appreciates from the date of grant over a period of ten years at annualized rates of five and ten percent, respectively. The actual value, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, as well as the option holders' continued employment through the four-year vesting period. There can be no assurance that the value, if any, ultimately realized by the executive will be at or near the values shown above.

(3) 100,000 option shares vested upon grant with the remainder at 25% per year. These stock options represent the replacement of option shares issued in 1996 and canceled in 1997. See "-- Executive Compensation Committee Report -- Report on Repricing of Options" for additional information.

(4) 20% vested upon grant with the remainder at 25% per year. These stock options represent the replacement of option shares issued in 1996 and canceled in 1997. See "-- Executive Compensation Committee Report--Report on Repricing of Options" for additional information.


     The following table sets forth certain information concerning the number of shares of Common Stock underlying options held by each of the Named Executive Officers and the value of such options at December 31, 1997:


                        Fiscal Year-End Option Values(1)

                                 Number of                Value of Unexercised
                           Securities Underlying              In-the-money
                            Unexercised Options                Options at
                                 at Fiscal                  Fiscal Year-End
                                Year-End (#)                      ($)

                                Exercisable/                  Exercisable/
Name                         Unexercisable (2)             Unexercisable (3)
----                         -----------------             -----------------
C. Cammack Morton             100,000/200,000               212,500/425,000
Patrick Miniutti               40,000/160,000                85,000/340,000
William H. Neville              10,000/40,000                 2,500/10,000
Christopher G. Gavrelis         7,000/28,000                 14,875/59,500
Connell L. Radcliff            43,400/19,850                     --/--

---------
(1) Excludes Repurchase Options, which options have an exercise price equal to 10% of a share's fair market value on the date of grant. Such options are reported under the "Restricted Stock Awards" column of the Summary Compensation Table.

(2) Future exercisability is subject to vesting and the optionee remaining employed by the Company.

(3) Value is calculated by subtracting the exercise price from the fair market value of the securities underlying the option at fiscal year-end and multiplying the results by the number of in-the-money options held. Fair market value was based on closing market price of the Common Stock at December 31, 1997 ($7.75).

Employment Agreements

     Annual Compensation and Basic Terms. The Company is a party to employment agreements with Messrs. Morton, Miniutti, Gavrelis and Neville. The agreements with Messrs. Morton, Miniutti and Neville currently continue through February 29, 2001. The term is automatically extended for an additional year on March 1, 1999 and each year thereafter, subject to the right of either party to terminate as of the end of the then-existing three-year term by giving written notice at least 30 days before the March 1 extension date. The agreement with Mr. Gavrelis continues through March 1, 1999. If the employment of any executive is terminated due to the change of control of the Company, an additional two years will be added to the unexpired term of the respective agreements. Pursuant to their respective agreements, each executive is required to devote his entire business time to the Company and is prohibited from competing with the Company for a period of one year following termination of employment. The employment agreements provide for base annual cash salaries as follows: Mr. Morton - $330,000; Mr. Miniutti - $225,000; Mr. Neville - $225,000; and Mr. Gavrelis -
$170,000. In addition, Messrs. Morton and Miniutti receive Restricted Stock as part of their base annual compensation, based on an equivalent cash value of approximately $200,000 and $100,000, respectively. The number of restricted shares issued annually is adjusted on March 1st of each year based on the previous year-end market price of the stock. Such Restricted Stock is subject to a one-year cliff vest. The base annual salaries are subject to periodic increases based upon the performance of the Company and the executive. Messrs.

Morton and Miniutti each agreed to take the raises in their base salaries for 1997 in the form of Restricted Stock, which is subject to a three-year cliff vest, in the amounts of 6,000 shares and 4,500 shares, respectively. In addition, they have agreed to take all future raises in the form of Restricted Stock subject to similar vesting provisions. If the employment of any executive is terminated without cause (as defined in the respective agreements), such executive will be entitled to (i) the greater of the base salary payable to the executive for the remainder of the then existing employment term or one year's base salary, (ii) in the case of Messrs. Morton, Miniutti and Neville, the product of the number of years representing the unexpired term of the agreement and an amount equal to the average bonus paid to such executive over the three years immediately prior to termination, and in the case of Mr. Gavrelis, a pro rata portion of any incentive compensation or bonus payable for the years of termination and (iii) certain other accrued benefits.


     Long-Term Compensation. As of March 1, 1997, in recognition of the increases in their responsibilities and after consultation with an independent executive compensation consultant, the Independent Directors replaced the previous long-term incentive plan awards of 90,000 shares of Restricted Stock for Messrs. Morton and Miniutti with grants of 150,000 shares and 120,000 shares, respectively. These grants were issued pursuant to the Company's 1996 Restricted Stock Plan. These restricted shares vest in ten equal annual installments commencing on March 1, 1997, provided each executive continues to be employed by the Company. If the Company (i) does not extend the executive's employment agreement beyond its initial three-year term; or (ii) terminates the executive without cause (as defined in their respective employment agreements) all unvested shares of restricted stock will become fully vested. The executives will be entitled to receive dividends on only the vested shares. Mr. Neville was awarded 20,000 shares of Restricted Stock, which vests in three equal annual installments commencing March 1, 1998, provided he continues to be employed by the Company. Mr. Gavrelis was awarded 16,667 shares of Restricted Stock, which vest in three equal annual installments commencing December 14, 1996, provided that he continues to be employed by the Company.

     In addition, the employment agreements for Messrs. Morton, Miniutti, Neville and Gavrelis provide for the grant of options to purchase 300,000, 200,000, 50,000 and 35,000 shares of Common Stock, respectively. For information regarding such options, see the table captioned "Option Grants in Last Fiscal Year" above and "-- Executive Compensation Committee Report--Report on Repricing of Options" below.

Change in Control Arrangements

     Under the employment agreements, termination without cause includes any termination resulting from a change in control of the Company. The term change in control generally is defined under the employment agreements to include the first to occur of the following: (i) any person or group owns or controls 50% or more of the outstanding Common Stock, (ii) any person or group who owned less than 5% of the outstanding Common Stock on the date of the agreement owns 20% or more of the outstanding Common Stock or (iii) the stockholders of the Company approve a business combination that will result in a change in ownership of 20% or more of the outstanding Common Stock. Upon the occurrence of a change in control of the Company, all non-vested Restricted Stock will become immediately vested.

     In addition, upon the occurrence of a change in control of the Company (as defined in the Stock Incentive Plan), all non-vested stock options granted thereunder become immediately vested and exercisable in full. Change in control generally is defined under the Stock Incentive Plan to occur at such time as any person or group beneficially owns at least 25% of the outstanding Common Stock.

     Each of the five executive officers who have employment agreements with the Company have entered into waivers providing that the Lazard Investment and the Konover Transaction will not trigger any obligation under their employment agreements except to the extent that such transactions automatically extend the term of their employment agreements.

Executive Compensation Committee Report

     Executive Officer Compensation Policies. The goals of the Executive Compensation Committee (the "Committee") with respect to the compensation of the Company's executive officers are to (i) provide a competitive total compensation package that enables the Company to attract and retain qualified executives, (ii) align the compensation of such executives with the Company's overall business strategies and (iii) provide each executive officer with a significant equity stake in the Company, which serves to align compensation with the interests of stockholders. To this end, the Committee determines executive compensation consistent with a philosophy of compensating executive officers based on their responsibilities and the Company's performance in attaining financial and non-financial objectives.


     The primary components of the Company's executive compensation program are:
(i) base salaries, (ii) performance-based annual bonuses, (iii) stock options and (iv) restricted stock. The more senior the position, the greater the compensation that varies with performance and the greater the portion that is in the form of options or restricted stock.


     Base Salaries. Base salaries for the Company's Named Executive Officers, as well as changes in such salaries, are based upon recommendations of the Chief Executive Officer, taking into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer; and the length of the officer's service. Under the Chief Executive Officer's direction, the Chief Operating Officer reviews all salary recommendations with the Committee, which then approves or disapproves such recommendations. The Chief Executive Officer reviews any salary recommendations for the Chief Operating Officer with the Committee. The Committee has engaged a national executive compensation consultant for the purpose of obtaining comparative information and advice on each of the components of executive compensation. The Committee believes that the majority of the Company's executive officers are at or near the average for base salaries and total compensation as compared to that of the Company's peers. The Committee would like to increase base salaries to the 75th percentile level in the future. See "Employment Agreements - Annual Compensation and Basic Terms."

     Bonuses.  Annual  bonuses are  determined  under a Management By Objectives
(MBO) plan based on Company and individual performance. The weighting between Company performance and individual performance is determined on the basis of position and responsibilities. Performance targets are determined for both Company performance and individual performance. Achieving the targets would ordinarily result in bonuses ranging from 5% to 60% of base salary, with maximum bonuses ranging from 10% to 70% of base salary for performance achievements greater than the targets. All officers of the Company receive 100% of their bonus in the form of restricted stock with a three-year cliff vest. In consideration therefor, each officer receives shares equal to 150% of the value of the appropriate cash bonus; the number of shares is determined using the total bonus amount divided by the stock price at the day of issuance.

     Stock Options. The Company established an Employee Stock Incentive Plan (the "Stock Incentive Plan") in 1993 for the purpose of attracting and retaining the Company's executive officers and other employees. A maximum of 1,100,000 shares of Common Stock are currently reserved for issuance under the Stock Incentive Plan (see "Proposal Five" below relating to the proposed increase to 2,800,000 shares). The Stock Incentive Plan allows for the grant of incentive and nonqualified options (within the meaning of the Internal Revenue Code) that are exercisable at a price equal to the closing price of the Common Stock on the New York Stock Exchange on the trading day immediately preceding the date of grant. All of the Company's executive officers are eligible to receive options to purchase shares of Common Stock granted under the Stock Incentive Plan. The Committee believes that stock option grants are a valuable motivating tool and provide a long-term incentive to management. The Committee also believes that issuing stock options to executives benefits the Company's stockholders by encouraging executives to own the Company's stock, thus aligning executive compensation with stockholder interests. Options for 645,000 shares were granted during 1997. (See "Option Grants in Last Fiscal Year" above.)

     Restricted Stock. The Company established a restricted stock plan (the "Restricted Plan") in 1996, reserving 350,000 shares of Common Stock for issuance thereunder, to give the Committee more flexibility in designing equity-based compensation arrangements to attract, motivate and retain executives and other key employees. Such equity-based compensation is designed to align more closely the financial interests of management with that of the stockholders. In 1997 and 1998 , the Company reserved in the aggregate an additional 1,150,000 shares of Common Stock for issuance under the Restricted Plan. The Restricted Plan, which is administered by the Committee, provides for the grant of restricted stock awards to any new or existing employee of the Company, including executive officers.

Awards under the Restricted Plan typically will be subject to various vesting schedules ranging from one to ten years from the date of grant. The Restricted Plan permits the Committee to customize the vesting schedule by deferring the commencement date, lengthening the vesting period and/or conditioning vesting upon the achievement of specified performance goals. During 1997, the Company granted 248,752 shares of Restricted Stock, net of replacement shares, to officers and other key employees.

     In 1997, the Company amended the Restricted Plan so that officers would not have to sell their shares of Restricted Stock to meet their tax obligations incurred upon the vesting of such shares. The amendment provides that Restricted Stock may be awarded to certain officers in the form of an option to purchase Restricted Stock at 10% of the market price of the Common Stock on the date of grant of the option. Under the Restricted Plan all of the officers' previously unvested shares of Restricted Stock as of November 11, 1997 were replaced with options to purchase such shares. The options vest on the same schedules as the shares of Restricted Stock that they replaced. Under the Restricted Plan, holders of options to purchase Restricted Stock will also be entitled to cash payments equal to the value of the dividends that would have been paid on the shares underlying such options. The executives may exercise the options at any time after vesting and within 15 years of the date of grant. All future grants to officers under the Restricted Plan will be in the form of an option to purchase Restricted Stock.


     Chief Executive Officer's Compensation. C. Cammack Morton's compensation for 1997 as the Company's President and Chief Executive Officer consisted of an annual base salary, pursuant to his above-described employment agreement, of $568,500 ($238,500 of which was paid in the form of options to purchase Restricted Stock, subject to one-year and three-year cliff vesting), which is subject to periodic increases to be determined by the Committee in its discretion based upon the Committee's or the Board's subjective determination of the performance of the Company and Mr. Morton. Mr. Morton's base salary was increased effective March 1, 1997 in connection with his being named Chief Executive Officer of the Company on January 1, 1997. In addition, consistent with the intent of the bonus plan discussed above, the Committee granted a bonus to Mr. Morton for 1997 in the form of an option to purchase 48,500 shares of Restricted Stock subject to a three-year cliff vest, which had a market value at date of grant of $338,288, net of a 10% exercise price. Eighty percent of the bonus was based on the Company's exceeding the target increase in FFO for 1997; the remaining 20% was not based on any specific criteria but was awarded in the subjective discretion of the Committee.


     Section  162(m) of the Internal  Revenue Code.  The Company does not expect
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to affect the deductibility for federal income tax purposes of the compensation of the Company's executive officers in 1997. In the future, the Company intends to review periodically the applicability of Section 162(m) to the Company's compensation programs, including its potential impact on stock options and Restricted Stock awarded to executive officers, and, if considered appropriate, to develop a policy with respect to the Company's compliance with Section 162(m).

     Report on Repricing of Options. The Executive Compensation Committee determined that the granting of new stock options to certain senior executives would promote its goals of aligning executive and stockholder interests and retaining qualified executives. However, due in part to the issuance of stock options to former officers, the Company did not have sufficient unreserved options under the Stock Incentive Plan to grant new stock options. Therefore, the Company requested that certain officers allow their previously granted stock options, of which in the aggregate 37% had vested, to be canceled in exchange for new options. The executive officers accepted the Company's re-issuance offer although their proportion of vested versus unvested stock options decreased by 28% on average.

                                                                                                             Length of
                                      Number of                                                           Original Option
                                     Securities       Market Price of   Exercise Price                     Term Remaining
                                     Underlying        Stock at Time      at Time of                         at Date of
                                  Options Repriced    of Repricing or    Repricing or     New Exercise      Repricing or
Name                      Date     or Amended (#)      Amendment ($)     Amendment ($)     Price ($)         Amendment
----                      ----     --------------      -------------     -------------     ---------         ---------
C. Cammack Morton         4/97         300,000             5.625             10.25           5.625            8.8 years
Patrick M. Miniutti       4/97         200,000             5.625             8.625           5.625            9.4 years
Christopher G. Gavrelis   4/97          35,000             5.625             10.25           5.625            8.8 years
Michaela M. Twomey        4/97          35,000             5.625             8.875           5.625            9.4 years
Susan M. Crusoe           4/97          25,000             5.625             10.25           5.625            8.8 years


The Executive Compensation Committee is pleased to submit this report to the stockholders.

                            John W. Gildea, Chairman
                                William D. Eberle
                             J. Richard Futrell, Jr.
                                 Robert O. Amick
                            Theodore E. Haigler, Jr.

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

Compensation Committee Interlocks and Insider Participation

     During 1997, the following individuals (none of whom was or had been an officer or employee of the Company) served on the Executive Compensation
Committee: Messrs. Gildea, Eberle, Futrell, Amick and Haigler. No member of the Executive Compensation Committee was or is an officer or employee of the Company.


                              BENEFICIAL OWNERSHIP


     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of May 15, 1998 by: (a) each Named Executive Officer; (b) each director; (c) current executive officers and directors as a group; and (d) each person or group known by the Company to beneficially own more than five percent of the Common Stock. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of Common Stock set forth opposite their name.



                                         Amount and Nature of         Percent
                                         Beneficial Ownership       of Class (1)
                                         --------------------       ------------
C. Cammack Morton....................          214,715                  1.5%
Patrick M. Miniutti..................          118,400                    *
William H. Neville...................           17,417                    *
Christopher G. Gavrelis..............           19,671                    *

                                         Amount and Nature of         Percent
                                         Beneficial Ownership       of Class (1)
                                         --------------------       ------------
Connell L. Radcliff..................          128,541                    *
Robert O. Amick......................            5,544                    *
William D. Eberle....................            6,095                    *
J. Richard Futrell, Jr...............            5,044                    *
John W. Gildea.......................          886,777(2)                5.9%
Theodore E. Haigler, Jr..............            5,354                    *
All current executive officers and
directors as a group (12)............        1,421,229                   9.1%
Jeffrey B. Citrin....................          807,222(3)                5.4%
Promethus Southeast Retail LLC(4)....        2,350,000                  16.5%
----------

(1) An asterisk (*) indicates less than one percent. The total number of shares outstanding used in calculating this percentage assumes that (i) no options to purchase shares of Common Stock are exercised, (ii) no warrants to purchase shares of common stock are exercised, and (iii) no shares of Preferred Stock are converted to shares of Common Stock; provided that the following shares of Common Stock are deemed outstanding: (x) those issuable within 60 days upon exercise of options or warrants held by the persons(s) shown in this table and (y) those issuable upon conversion of Preferred Stock held by the person(s) shown in this table.


(2) Includes (i) 4,000 shares held by Mr. Gildea's spouse as custodian for their children as to which Mr. Gildea has sole voting power only and as to which he disclaims beneficial ownership, (ii) 111,111 shares of Common Stock presently issuable upon conversion of Preferred Stock as to which Mr. Gildea has sole voting and dispositive power, and (iii) 766,666 shares of Common Stock presently issuable upon conversion of Preferred Stock and warrants owned by Network Fund III, Ltd. ("Network"), with respect to which Mr. Gildea has shared dispositive power only. Mr. Gildea is a director of Network and a Managing Director of Gildea Management Company, which has an investment advisory agreement with Network.

(3) Includes 547,222 shares issuable upon conversion of outstanding preferred stock and 260,000 shares issuable upon conversion of outstanding warrants. Jeffery B. Citrin possesses only investment control with respect to 272,222 of such shares. Mr. Citrin's address is 950 Third Avenue, 17th Floor, New York, New York 10022. Information based on Schedule 13D dated July 22, 1996.

(4)  As discussed at "Proposal  Two,"  Investor  purchased  2,350,000  shares on
     March 23, 1998 pursuant to the Stock Purchase Agreement. If the Stockholders approve Proposal Two, Investor will be obligated to purchase an additional 18,602,632 shares of Common Stock. Assuming no other changes in the number of outstanding shares of Common Stock, the Investor would then own 62.6% of the outstanding shares of Common Stock. Investor's address is 30 Rockefeller Plaza, 63rd Floor, New York, New York 10020.



              INFORMATION REGARDING INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed the accounting firm of Arthur Andersen LLP ("Arthur Andersen") to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Arthur Andersen has served as independent auditors of the Company since September 1997 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. Representatives of Arthur Andersen will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Effective September 9, 1997, the Company retained Arthur Andersen LLP as its new certifying accountants, replacing its prior certifying accountants, Ernst & Young LLP ("Ernst & Young").

     Ernst & Young's reports on the Company's financial statements during the two most recent fiscal years contained no adverse opinion or disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years and all subsequent interim periods preceding September 9, 1997, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of disagreement in connection with Ernst & Young's reports.



                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative total return on the Common Stock with the cumulative total return of a hypothetical investment in each of the Standard Poor's Composite - 500 Index (the "S&P Index") and the NAREIT Equity REIT Total Return Index (the "REIT Index") based on the respective market prices of each such investment on the dates shown below, assuming an initial investment of $100 in the Common Stock on June 3, 1993 (the date of the Company's initial public offering) and the reinvestment of dividends.



Sources: Compustaf, NAREIT

                       Jun-93      Dec-93       Dec-94       Dec-95      Dec-96       Dec-97
                       ------      ------       ------       ------      ------       ------
FAC Realty Trust         100         104           97           68          37           43
S&P 500                  100         105          106          146         180          240
NAREIT Equity RBT        100         101          104          120         163          126



     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.



                                  PROPOSAL TWO:
                           APPROVAL OF THE TRANSACTION
       (WHICH INVOLVES THE SALE OF A CONTROLLING INTEREST IN THE COMPANY)

     The following discussion summarizes all material aspects of the Transaction, as set forth in the Amended and Restated Stock Purchase Agreement between the Company and the Investor dated March 23, 1998 (the "Stock Purchase Agreement") and the various exhibits thereto, including the Stockholders Agreement, the Contingent Value Right Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents"). This summary is not intended to be a complete description of the Transaction Documents and is qualified in its entirety by reference to the Transaction Documents, copies of which are attached hereto as appendices and incorporated herein by reference. Capitalized terms used in this section but not defined herein shall have the meanings assigned in the Transaction Documents.

Transaction Summary

     As part of the Transaction, the Company will issue from time to time approximately 21 million shares of Common Stock to Prometheus Southeast Retail, LLC (the "Investor"), an affiliate of Lazard Freres & Co., for a purchase price of $200 million ($9.50 per share). The Transaction involves a change of control of the Company, and shareholders are urged to consider this carefully, along with the other detriments and the benefits of the Transaction discussed below. This summary presents an overview of the material aspects of the Transaction, which are discussed at greater length in the remainder of this section.


Securities to be Sold...................21,052,632  shares of Common  Stock (the
                                        "Shares").

Aggregate Purchase Price................$200   million,   or  $9.50  per  Share,
                                        assuming   no    payments    under   the
                                        Contingent    Value   Right    Agreement
                                        described below.

The Investor............................Prometheus  Southeast  Retail,  LLC (the
                                        "Investor").  The Investor is indirectly
                                        controlled  by Lazard Freres Real Estate
                                        Investors,  LLC ("LFREI"), a real estate
                                        investment  affiliate of Lazard Freres &
                                        Co.  See  "--   Information   about  the
                                        Investor" below.

Closings

       Initial Purchase................ 2,350,000 Shares for $22,325,000,  which closed  on March 23,  1998.  But see "--
                                        Limited Put Option" below.

       Second Closing...................8,176,316  Shares  for  $77,675,000,  to
                                        close no later than September 30, 1998

       Subsequent Closings..............10,526,316  Shares for $100 million,  to close no later than March 30, 2000.

Investor Representation on the Board....Three Investor Nominees would be elected to a nine-  member  Board  of  Directors
                                        following  stockholder  approval  of the
                                        Transaction.  Additionally, the Investor
                                        would   have   the   right   to  have  a
                                        proportionate  share of its  nominees on
                                        each  of the  Board's  audit  committee,
                                        compensation   committee  and  executive
                                        committee,  as  well  as any  other  key
                                        committees.    See   "--    Stockholders
                                        Agreement--  Management  of the Company;
                                        Representation  on the Board and Certain
                                        Board Committees" below.

Participation Rights....................For so long as the  market  value of the
                                        Shares owned and the Shares yet to be acquired by the Investor is $50 million or more, the Investor would have the right to participate in future issuances of capital stock so that the Investor may maintain its proportional ownership interest in the

                                        Company.  Issuance of any capital  stock
                                        pursuant to  options,  warrants or other
                                        securities  outstanding  on February 24,
                                        1998 are  excluded  from the  Investor's
                                        participation     right.     See     "--
                                        Stockholders   Agreement   Participation
                                        Rights" below.

Restrictions on Certain
     Corporate Actions..................Approval of the  Transaction  would also
                                        impose  certain   prohibitions   on  the
                                        Company's    operations   unless   prior
                                        approval of over 67% of the directors is
                                        obtained    ("Super-    majority   Board
                                        Approval").  These prohibitions  include
                                        restrictions    on    (i)    significant
                                        acquisitions   and   sales,   (ii)   the
                                        incurrence  of  additional  indebtedness
                                        beyond a stated level, (iii) significant
                                        issuances  of  capital  stock  and other
                                        securities,   (iv)   amendments  to  the
                                        charter  or bylaws of the  Company  in a
                                        manner that would be materially  adverse
                                        to the  Investor,  and (v)  transactions
                                        that would  result in any person,  other
                                        than the Investor, holding more than 15%
                                        of the voting power of the Company. With
                                        three  Investor  Nominees  on the Board,
                                        the  Investor  would be able to  prevent
                                        any  action   requiring   Super-majority
                                        Board  Approval.  See  "--  Stockholders
                                        Agreement  -  Restrictions   on  Certain
                                        Corporate Actions" below.

Contingent Value Rights ("CVRs")........If the  Investor  has  not  doubled  its investment  (through stock appreciation,
                                        dividends,  or both) by January 1, 2004,
                                        the Company  will pay the  Investor,  in
                                        cash or stock,  an amount  necessary  to
                                        achieve  such  a  return,  subject  to a
                                        maximum  payment of 4,500,000  shares or
                                        the   cash   value   thereof.   See  "--
                                        Contingent Value Rights" below.

Limited Put Option......................If the  stockholders  do not approve the
                                        Transaction  or the Second  Closing does
                                        not  otherwise  occur by  September  30,
                                        1998,  the  Investor  has the right (but
                                        not  the   obligation)  to  require  the
                                        Company to repurchase the Shares sold in the Initial Purchase for the purchase price thereof, plus accrued dividends. See "-- Limited Put Option" below.

Expenses................................The   Company    estimates    that   its
                                        out-of-pocket   expenses  in  connection
                                        with the Transaction,  including amounts
                                        paid  or  owed   to  the   Investor   as
                                        reimbursement  of its expenses,  will be
                                        approximately  $3.3  million.   See  "--
                                        Expenses" below.

Break-up Fee and Topping Fee............Provided  that the Investor has complied
                                        with  the   terms  of  the   Transaction
                                        Documents,  the  Company  will  pay  the
                                        Investor  a break-up  fee of  $2,250,000
                                        (the   "Breakup   Fee")  if  the   Stock
                                        Purchase  Agreement is terminated at any
                                        time  prior to the Second  Closing.  The
                                        Breakup Fee, therefore,  will be payable
                                        to the Investor if the  stockholders  do
                                        not   approve   the   Transaction.    In
                                        addition, if a Competing Transaction is entered into by the Company within one year of the termination of the Stock Purchase Agreement, the Company may have to pay the Investor a $3 million topping fee. See "-- Break-Up Fee and Topping Fee" below.

Conditions to Closing...................Each of the Company's and the Investor's
                                        obligations to effect the Second Closing
                                        and the Subsequent  Closings are subject
                                        to  various  conditions,  including  the
                                        approval   of   Proposal   Two   by  the
                                        Company's stockholders. In addition, the
                                        Investor is not obligated to fund beyond the Second Closing until a significant portion of the Konover Transaction (as described under "Proposal Three") is complete. See "-- Conditions to Closing" below.

Advantages of the Transaction

         Large, Timely Infusion of
         Capital at a Reasonable Cost...The Transaction  will enable the Company to accomplish  its financing  objectives
                                        for   1998   and   1999   in  a   single
                                        transaction.  The purchase price is at a
                                        24%  premium  over the  average  closing
                                        price  of the  Common  Stock  for the 30
                                        trading days preceding the  announcement
                                        of the Transaction.  Even if the Company
                                        issues the  maximum  number of shares to
                                        the   Investor   under  the  CVRs,   the
                                        purchase  price  would  represent  a two
                                        percent  premium,  without  taking  into
                                        consideration   the   benefit   to   the
                                        stockholders of the delayed  issuance of
                                        the shares  issued in 2004. In addition,
                                        the  expenses  of  the  Transaction  are
                                        expected   to   be   less   than   in  a
                                        traditional   underwritten  offering  of
                                        capital stock, and the Company will not be exposed to the risk of falling stock prices commonly observed in advance of such offerings.

         Association with the Investor..The   experience  and  contacts  in  the
                                        industry   of  the   Investor   and  the
                                        Investor  Nominees  should  increase the
                                        Company's acquisition opportunities and assist in the overall implementation of its business plan.

         Improved Access to Capital.....The  increase  in the  Company's  equity
                                        market   capitalization  and  its  total
                                        capitalization should enable the Company
                                        to access the capital markets at a lower
                                        cost.  In  addition,  as a result of its
                                        participation  rights,  the Investor may
                                        be a significant  buyer in future equity
                                        offerings.   Other  buyers,   especially
                                        large institutional  investors, may find
                                        the Company more  attractive as a result
                                        of its  association  with the  Investor.
                                        The     Investor's     capital    market
                                        capabilities and experience should also improve the Company's access to capital.

         Potential Enhancement of
             Stockholder Value..........The  Transaction was not entered into by the Company in order to achieve the relatively rapid increase in the market price of the Common Stock observed after the announcement of the Transaction. Rather, the Transaction was believed to be the best way to maximize long-term stockholder value. The capital raised from the Transaction is expected to be used to retire existing indebtedness and to fund future acquisitions with a view to increasing funds from operations and cash available for distribution over the long-term.

Disadvantages of the Transaction

         Change of Control..............As a  result  of  the  Transaction,  the
                                        Investor  would be entitled to own up to
                                        63% of the Common Stock. The size of the
                                        Investor's interest in the Company,  its
                                        right   to   nominate   three   Investor
                                        Nominees    to   the   Board   and   the
                                        Super-Majority       Board      Approval
                                        requirements will enable the Investor to
                                        control the Company. As a result,  other
                                        stockholders  will have  less  influence
                                        over  the   affairs   of  the   Company.
                                        Moreover,  to the extent the  Investor's
                                        interests differ from those of the other
                                        stockholders,   the  Investor's  control
                                        could cause the Company to take actions that are not in the best interest of the minority stockholders.

         Anti-takeover Effects..........Aspects of the  Transaction may make the
                                        Company  a  less  attractive   take-over
                                        candidate to  unsolicited  buyers of the
                                        Company.  As a result,  the stockholders
                                        are less  likely to enjoy the  potential
                                        benefits of an  unsolicited  purchase of
                                        the  Company,  such as the  receipt of a
                                        premium  for  their   shares  of  Common
                                        Stock.

         Restrictions on Certain
             Corporate Actions..........The   Super-majority    Board   Approval
                                        requirements   grant  the  Investor  the
                                        power to prevent certain significant corporate actions even if favored by a majority of the Board or in the best interest of the stockholders. See "-- Stockholders Agreement -- Restrictions on Certain Corporate Actions" below.

         Contingent Obligation..........The CVRs could  require  the  Company to
                                        issue  up  to  4.5  million   additional
                                        shares (or the cash value thereof) in the year 2004 so that the Investor will realize the agree-upon return. See "-- Contingent Value Rights" below.

         Conflicts of Interest..........An  affiliate  of  the  Investor  owns a controlling interest in Alexander Haagen
                                        Properties, Inc. ("Haagen"). The Company
                                        may compete  with Haagen for tenants and
                                        possible property acquisitions.  If such
                                        a   conflict   arises,    due   to   its
                                        controlling  interest in both companies,
                                        the  Investor  may take actions that are
                                        not  in  the   best   interest   of  the
                                        stockholders  of the Company.  Moreover,
                                        the Transaction Documents do not prevent
                                        the  Investor  or  its  affiliates  from
                                        taking   other   significant   ownership
                                        positions in potential competitors of the Company.

Consequences of Failing to
Approve the Transaction.................In  addition to  preventing  the Company from completing the Transaction, failure to approve the Transaction would (i) entitle the Investor to exercise its Limited Put Option, which would require the Company to return approximately $22 million to the Investor in exchange for 2,325,000 Shares;

                                        (ii)  require the Company to pay a $2.25
                                        million  break-up fee; and (iii) entitle
                                        the sellers in the  Konover  Transaction
                                        to not complete the  transaction  if the
                                        Company  does  not  find  a $75  million
                                        equity   investment  by  year-end.   See
                                        "--Other   Consequences  of  Failure  to
                                        Approve the Transaction" below.

Opinion of Financial Advisor........... DLJ, the  Company's  financial  advisor,
                                        has   provided   an  opinion   that  the
                                        consideration  to  be  received  by  the
                                        Company  in  exchange  for  issuing  the
                                        Shares and the CVRs was,  as of the date
                                        of its  opinion,  fair from a  financial
                                        point  of  view  to  the  Company.  Such
                                        opinion was based upon,  and subject to,
                                        the    assumptions,    limitations   and
                                        qualifications  set forth  therein.  See
                                        "-- Opinion of Financial Advisor" below.

Use of Proceeds.........................The  net   proceeds   from  the  Initial
                                        Purchase  were used  primarily  to repay
                                        loans   totaling    approximately   $8.2
                                        million and to fund certain  acquisition
                                        and  development  activities.   Proceeds
                                        from the Second  Closing are expected to
                                        pay down the Company's  credit  facility
                                        with Nomura,  which has an interest rate
                                        of LIBOR  plus 2 1/4%.  As of March  31,
                                        1998,   the   Company  had  $62  million
                                        outstanding  under the credit  facility.
                                        The   remaining    proceeds   from   the
                                        Transaction  are  expected to be used to
                                        fund the  acquisition and development of
                                        additional   community  shopping  center
                                        properties.

Appraisal Rights........................Stockholders  have no  appraisal  rights with respect to the Transaction.

Required Vote...........................Approval of the Transaction requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all shares of Common Stock entitled to be voted on the proposal. The Investor is not entitled to vote on the proposal.


Information about the Company


     The Company is a self-administered and self-managed real estate investment trust ("REIT") engaged in the ownership, management, leasing, acquisition, development and operation of retail shopping centers. The Company's revenues are primarily derived under real estate leases with national, regional and local retailing companies. The Company owns, operates or has under contract to purchase 62 retail shopping centers in 22 states, totaling more than 8.5 million square feet. See "Proposal Three: Amendment of Charter to Change the Name of the Company" for a discussion of 11 shopping centers under contract to purchase from entities affiliated with Konover & Associates South.


     Substantially all of the Company's assets (or the economic benefits thereof) are held by, and the Company conducts substantially all of its operations through, FAC Properties, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company controls the Operating Partnership as its sole general partner. Currently, the Company directly or indirectly owns 96% of the interests (the "Units") in the Operating Partnership.

     Other than Units held by the Company, each Unit may be redeemed by the holder thereof for the cash value of one share of Common Stock or, at the Company's option, one share (subject to certain adjustments) of Common Stock. Following the initial issuance of Units to third parties, with each such exchange, the number of Units owned by the Company and, therefore, the Company's percentage interest in the Operating Partnership, will increase.

     The Company is incorporated in Maryland. Its executive offices are located at 11000 Regency Parkway, Suite 300, Cary, North Carolina 27511, and its telephone number is (919) 462-8787.

Information about the Investor


     The Investor's sole member is LF Strategic Realty Investor II, L.P., whose general partner is Lazard Freres Real Estate Investors, LLC ("LFREI"). LFREI is a real estate investment affiliate of Lazard Freres & Co. and manages several realty investment funds including the Investor.

     Established in 1848, Lazard Freres & Co., LLC is a private investment bank, with extensive experience in principal investments, real estate, asset management, mergers and acquisitions and corporate finance. Operating through affiliated entities in six countries throughout the world, Lazard Freres & Co., LLC advises numerous corporations, financial institutions and governments on strategic and financial transactions. Lazard Freres & Co., LLC also provides investment management services to institutional and individual investors worldwide, managing more than $53 billion of capital.

     Since its inception, LFREI and its affiliates have acquired sizable investment stakes in a select group of leading real estate operating companies, including Alexander Haagen Properties, Inc.; American Apartment Communities; RF&P Corporation (renamed Commonwealth Atlantic Properties); Dermody Properties; Bell Atlantic Properties (renamed Atlantic American Properties Trust), ARV Assisted Living, Inc.; the Fortress Group; Kapson Senior Quarters; and The Rubenstein Company.

     The Real Estate Investment Banking Group at Lazard Freres & Co., LLC is in the business of advising real estate companies on the process of recapitalizing, restructuring and expanding their companies and portfolios. Selected clients include Corporate Property Investors, Mobil Corp., Olympia & York (World Financial Properties), Prudential Insurance Company, Rockefeller Group, Rodamco, N.V. and Wright Runstad Company.


Background of the Transaction

     The Company believes that commercial real estate in the United States will increasingly be held by publicly traded REITs that are fully integrated operating companies. It is the Company's view that, as the real estate securitization process continues, the success of a REIT will be largely dependent on its ability to access capital markets consistently on favorable terms and that this access will depend upon the REIT's asset size, management experience, performance history and operational sophistication.

     Since the appointment of Mr. Morton as President of the Company in January 1996, management has sought to improve the Company's operating performance and financial structure and to reverse the Company's negative stock price trend. These efforts, in part, focused on strengthening the Company's management and resulted in the addition of several new senior executive officers, including Mr. Miniutti as Chief Financial Officer in August 1996, and, more recently, Mr. Neville, as Chief Operating Officer in September 1997.

     Beginning in February 1996, management began to look at various financing options and strategic alliances. Given the drop in the Common Stock price, management determined that public equity financing alternatives were not attractive. In 1996 the Company secured $20 million of private equity from Gildea Management Company and Blackacre Bridge Capital, L.L.C. and hired Prudential Securities, Inc. ("Prudential") to assist the Company in exploring strategic alliance opportunities. Over a period of 12 months, with Prudential's assistance, the Company analyzed various options and had discussions with several existing REITs, primarily owners of retail outlet properties, regarding possible strategic alliances. None of these discussions led to viable opportunities due to a variety of factors, including concerns over the Company's product mix, the Company's belief that diversification into other forms of retail real estate was in its best interest and an unwillingness of these potential partners to place a value on the Company commensurate with what management believed to be the Company's inherent value.

     Soon after Mr. Miniutti joined the Company in August 1996, management explored strategic options with contacts of Mr. Miniutti. Through these meetings it became clear that the best strategy for the Company to improve its operational and financial position was to move forward aggressively with its diversification strategy. This strategy involved targeting the acquisition and development of community shopping centers. Management also engaged Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") in May 1997 to help the Company continue to explore strategic opportunities. From February 1997 until November 1997, the Company had various discussions with REITs and other companies, primarily diversified portfolio REITs and REITs specializing in community centers, regarding possible alliances. These discussions led to the exchange of information pursuant to confidentiality agreements with two such REITs. Again, because of valuation and product mix issues, no viable opportunities were found.


     As part of its diversification strategy, beginning in August 1997, the Company undertook to reorganize itself into an umbrella partnership structure (an "UPREIT") that would increase its flexibility in acquiring and developing community shopping center portfolios. See " -- Information about the Company " above. As a result of this strategy, the Company entered into agreements to acquire two community center portfolios through its new UPREIT structure, including its agreement to acquire nine community shopping centers from affiliates of Messrs. Rodwell and Kane (the "Rodwell/Kane Acquisition"). The Company began discussions regarding the Konover Transaction in late 1997, which ultimately resulted in an executed definitive agreement in February 1998.

     Contemporaneous with the decision to adopt an UPREIT structure, the Board directed management to focus on obtaining a private strategic equity investment in order to better capitalize the Company. In particular, the Board desired an active investor with experience in the industry and knowledge of attractive acquisition opportunities. The Company had discussions with numerous potential investors, including real estate investment funds, regarding an equity investment in the Company. No potential investor pursued discussions regarding an investment in Common Stock. Two potential investors, however, expressed an interest in a preferred stock investment of $25 to $50 million. Such investors sought preferred stock that was convertible after three years into Common Stock with a moving conversion ratio that would essentially guarantee a return between 15% and 18%. Discussions with such investors never advanced to an offer by any party in large part because, shortly after such discussions began, the Company began negotiations with officers of LFREI in early December 1997 regarding a transaction on terms that the Board believed to be superior to those sought by the potential preferred stock investors. The transaction under discussion with LFREI was preferred, primarily because of its significantly greater size and its limitation on possible future payments by the Company if the proposed investment did not produce the desired return for the Investor. See "-- Contingent Value Rights," "-- Advantages of the Transaction" and "-- Disadvantages of the Transaction" below.


         After extensive discussions, on December 24, the Board of Directors agreed with LFREI to enter into a letter of intent regarding a potential $200 million Common Stock investment, subject to due diligence and negotiation of mutually acceptable terms. The letter of intent provided that the Company could not solicit offers from or provide information to any person relating to the sale of capital stock by the Company or a merger or similar significant transaction until January 31, 1998.

     Representatives of LFREI and the Company met several times throughout the months of January and February 1998 to discuss the transaction. In January of 1998, the Company requested that DLJ provide a fairness opinion in connection with the financial aspects of the transaction. On February 6, 1998, the Board of Directors met by telephone to discuss the transaction. Representatives from DLJ and outside counsel to the Company participated in the meeting. The Board discussed the structure and instructed management to continue the negotiations. Another Board meeting was held on February 9, 1998, and was attended by all Board members in person. At that meeting, management summarized the negotiations, and presentations were made by the Company's outside counsel, Alston & Bird LLP, special Maryland counsel, Ballard Spahr Andrews & Ingersoll, LLP, and by DLJ. The Board instructed management to continue to negotiate the final terms of the agreement and to seek modifications regarding certain protections for the Company's existing stockholders in the event of future merger or sale transactions that might be instituted by LFREI and to negotiate a lower break-up fee if the stockholders rejected the LFREI transaction without any competing bids being made. Management continued to meet with LFREI and its representatives over the next several days and reached agreement with LFREI, including the requested changes to the break-up fee and the stockholder protection provisions.

     On February 19, 1998, the Board met again, at which time DLJ presented its conclusions (and distributed written materials) relating to the fairness of the transaction to the Company from a financial point of view. The Board also heard from management as to its conclusions regarding the transaction and the results of its continued negotiations with LFREI. Management believed that the transaction provided the Company and its stockholders with the best opportunity for growth for several reasons, including (i) an attractive stock price, which was approximately a 25% premium to the 30-trading day average closing stock price of $7.60 as of the date of the Board meeting; (ii) the positive effect on the Company's capital structure of a significant equity investment, and (iii) the benefit of having LFREI as a strategic partner given LFREI's expertise in real estate finance and capital markets. The Board believed that the proposed transaction was in the best interest of the Company regardless of whether it improved the likelihood of reaching agreement on the Konover Transaction. See "Proposal Three" for a discussion of the Konover Transaction. Upon additional discussions, the Board approved entering into the transaction, subject to completion of written documentation. On February 24, 1998, the parties reached agreement on and executed the final documents.

     On March 23, 1998, the Company and the Investor entered into the Amended and Restated Stock Purchase Agreement and sold 2,350,000 shares of Common Stock to the Investor at $9.50 per share (the "Initial Purchase"), for an aggregate purchase price of $22,325,000. The amendment primarily addressed certain indemnification obligations with respect to the Company's status as a "domestically controlled" REIT (described below) and clarified other provisions of the original agreement.


The Investment

     Pursuant to the Stock Purchase Agreement, the Company has agreed to sell an aggregate of 21,052,632 shares of Common Stock to the Investor at a price of $9.50 per share, for an aggregate purchase price of $200 million. The purchase price per share was determined as a result of arm's-length negotiations between the Company and the Investor. On March 23, 1998, the Company sold 2,350,000 shares to the Investor at $9.50 per share (the "Initial Purchase"), for an aggregate purchase price of $22,325,000. As of the Record Date, the Investor owned approximately 16.5% of the outstanding Common Stock.


     If the stockholders do not approve the Transaction or the Second Closing (as defined below) does not occur by September 30, 1998, the Investor has the right to require the Company to repurchase the shares sold in the Initial Purchase for the purchase price thereof, plus accrued dividends. See "-- Limited Put Option" below. As a result of such Limited Put Option, the Company has accounted for the Initial Purchase as "temporary equity." See "--Accounting Treatment" below.


     Subject to stockholder approval, the Stock Purchase Agreement provides that the Company sell 18,702,632 additional shares of Common Stock from time to time to the Investor at a price of $9.50 per share, in exchange for approximately $177 million (the "Remaining Equity Commitment"). Of the Remaining Equity Commitment, the Company would sell 8,176,316 shares by September 30, 1998 (the "Second Closing"), with the remaining 10,526,316 shares to be sold in subsequent closings (the "Subsequent Closings") by March 30, 2000. If the Investor acquired all of the shares represented by the Remaining Equity Commitment (and assuming no other change in the number of outstanding shares), the Investor would own approximately 63% of the outstanding Common Stock (59% on a fully diluted basis).


     The net proceeds from the Initial Purchase were used to repay a (i) $5.7 million loan due on March 23, 1998 at a rate of prime plus 2 1/4% and (ii) $2.5 million outstanding under a line of credit with interest at prime plus 1/2%. The remaining proceeds were used primarily to fund certain acquisition and development activities. Proceeds from the

Second Closing are expected to pay down the Company credit facility with Nomura, which has an interest rate of LIBOR plus 2 1/4%. As of March 31, 1998, the Company had $62 million outstanding under the credit facility. The remaining proceeds from the Transaction are expected to be used to fund the acquisition and development of additional community shopping center properties primarily in the southeastern United States. There can be no assurance, however, that the Company will be able to use the funds for such purposes.


Stockholders Agreement

     Concurrently with the execution of the Stock Purchase Agreement, the Investor and the Company entered into the Stockholders Agreement, which grants certain rights to and imposes certain restrictions on the Investor with respect to the shares purchased by it pursuant to the Stock Purchase Agreement. Many of these rights terminate when the value of the Common Stock held by the Investor plus the dollar amount yet to be purchased under the Stock Purchase Agreement is less than $10 million (the "Final Threshold Date"). These rights and restrictions include the following:


     Management of the Company; Representation on the Board and Certain Board Committees. Under the Stockholders Agreement, the three Investor Nominees would be elected to a nine-member Board as soon as practicable following stockholder approval of the Transaction. Two of the Investor Nominees would be chosen at the sole discretion of Investor; the third would be subject to the "reasonable approval" of the Company. Although the Stockholders Agreement does not specify the meaning of "reasonable approval", the Company believes it could reasonably withhold its approval if the Investor Nominee was affiliated with a competitor of the Company or if the nominee did not comply with the requirements for such nominees contained in the Stockholders Agreement, which include reasonable experience in business, financial and real estate matters and no conviction of a felony. The Investor has indicated that two of the Investor Nominees would be Arthur P. Solomon and Murry N. Gunty.


     Mr. Solomon, [age], is a managing director of Lazard Freres & Co. and a senior principal of LFREI. Mr. Solomon joined Lazard Freres & Co. in 1988 to oversee all of its real estate investment and advisory activities. His prior experience in the real estate industry includes positions as managing director and head of real estate at Drexel Burnham Lambert; chief executive officer of Krupp Companies, a national real estate and financial services company; and executive vice president and chief financial officer of The Federal National Mortgage Association. Prior to that, Mr. Solomon was a professor of economics and urban studies at MIT and concurrently headed the Harvard-MIT Joint Center for Urban Policy. Mr. Solomon holds a BA from Brown University, an MA from Trinity College, and a Ph.D. in economics from Harvard University. He is a trustee of the Urban Land Institute, and a member of the International Council of Shopping Centers and Pension Real Estate Association.

     Mr. Gunty, 31, is a principal of LFREI and a senior member of its investment team. He joined Lazard Freres & Co. in 1995 from J.E. Robert Company, where he directed the firm's investments in REITs, commercial mortgage-backed securities and other corporate real estate opportunities. Prior to that, Mr. Gunty worked at Trammell Crow Ventures, the $3 billion (assets) real estate investment affiliate of Trammell Crow Company, and at Blackstone Capital Partners, a $1 billion leveraged buyout fund. He received his A.B. from Harvard College, and his MBA from the Harvard Business School.


     At each annual or special meeting of stockholders of the Company with respect to which any class of directors is to be elected, the Investor would have the right (but not the obligation) to nominate directors. The number of Investor Nominees the Investor is entitled to nominate will decrease with certain reductions in the combined value of (i) the Shares purchased and (ii) the amount still owed under the Stock Purchase Agreement (collectively, the "Commitment Value"), as set forth below:


Commitment Value                                           Number of Investor Nominees
-----------------------------------------------------      -----------------------------------------------------
$50 million or more                                        Three or proportional one-third share of the Board if
(the date this threshold is no longer met, the             Board size over nine
"Preliminary Threshold Date")

$25 million to $50 million                                 Two or proportional  two-ninths share of the Board if
(the date this  threshold  is no longer met,  the          Board size over nine
"Second  Threshold Date")

$10 million to $25 million                                 One or proportional  one-ninth share of the Board if
(the date this threshold is no longer met, the "Final      Board size over nine
Threshold Date")

Less than $10 million                                      None






     If the Investor's right to nominate directors to the Board is reduced, the Investor would cause the applicable number of its nominees to resign immediately (regardless of the remaining term) from the Board. In addition, in the event that the Board did not include the requisite number of directors nominated by the Investor, the Company would be subject to certain limitations on its operations unless it receives the prior written consent of the Investor. See "--Disadvantages of the Transaction -- Restrictions on Certain Corporate Actions."


     In addition, the Company has amended its bylaws to (i) establish the executive committee, which has been delegated authority to the maximum extent permitted by law, and (ii) provide that for so long as the Investor has the right to nominate directors to the Board, the Investor has the right to have a proportionate share of its nominees on each of the Board's audit committee, compensation committee and executive committee, as well as any other key committees (the "Key Committees"), to be comprised as follows: (A) until the Preliminary Threshold Date, at least one-third of such members shall be Investor Nominees, (B) until the Second Threshold Date, at least two-ninths of such members shall be Investor Nominees, and (C) until the Final Threshold Date, at least one-ninth of such members shall be Investor Nominees. However, in the event that any such Investor Nominee to a Key Committee would compromise such committee's ability to qualify as independent or disinterested under applicable law, the Investor Nominee would not be appointed to the Key Committee. To the extent practicable, any Key Committee on which an Investor Nominee did not sit would consider only those items that prevent the Investor Nominee from serving on such Key Committee. Assuming stockholder approval of the Transaction, at least one Investor Nominee would serve as a member of the board of directors of each subsidiary of the Company until the Final Threshold Date.



     Participation Rights. As part of the Transaction, the Company has granted certain participation rights (the "Participation Rights") to the Investor. The Stock Purchase Agreement provides that until the Preliminary Threshold Date, in the event that the Company issues or sells shares of capital stock (including any security convertible into or redeemable for securities of capital stock of the Company or any of its subsidiaries), the Investor would be entitled to a participation right to purchase or subscribe for that proportion of the total number of securities to be issued equal to the Investor's proportionate holdings of Common Stock outstanding (assuming the purchase of 21,052,632 shares pursuant to the Stock Purchase Agreement). The Investor has no right, however, to participate in the issuance by the Company of any of its capital stock issued to any of the Company's subsidiaries or pursuant to options, warrants or other securities outstanding on the date of the Stock Purchase Agreement. The Participating Rights would also enable the Investor to purchase one share of Common Stock for each Unit issued (other than to the Company); such shares, however, would be required to be voted in the same manner and proportion as the votes cast by other stockholders of the Company. All purchases pursuant to the Participation Rights would be at the same price and on the same terms and conditions as are applicable to other purchasers of the additional shares of capital stock of the Company (except that the price to the Investor to make such purchase would be net of an amount equal to 50% of any underwriting, placement agent or similar fee associated with such purchase paid in connection with such purchase).

     Restrictions on Certain Corporate Actions. Until the date (the "Approval Rights Termination Date") on which the Investor owns (or is obligated to purchase) less than 15% of the value of all Common Stock and Units (excluding Units held by the Company), the Company would be subject to certain prohibitions on its operations unless the prior approval of over 67% of the directors is first obtained, including restrictions relating to: (i) the acquisition of any business or assets having an aggregate purchase price in excess of 25% of the Company's total asset value or total market capitalization (the "Total Enterprise Value") or the acquisition of an aggregate of businesses and assets having an aggregate purchase price in excess of the 50% of the Total Enterprise Value during a fiscal year; (ii) the sale or disposition of any assets or stock during any fiscal year having an aggregate value in excess of 25% of the Total Enterprise Value; (iii) the incurrence of additional indebtedness such that the ratio of the Company's total indebtedness to the Total Enterprise Value exceeds 65%; (iv) issuances of capital stock or options, rights or warrants or other commitments to purchase or other securities convertible into shares of Common Stock, including Units, in excess of 50% of all shares of capital stock outstanding, on a fully diluted basis; (v) the amendment of any provision of the Articles of Incorporation or the bylaws of the Company in a manner that would be materially adverse to the Investor (the Stockholders Agreement does not specify who determines such material adversity); (vi) the commencement of any voluntary case in bankruptcy, the consent to the entry of an order for relief against it in an involuntary case, the consent to the appointment of a custodian of it or for all or substantially all of its property, or a general assignment for the benefit of its creditors; (vii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which would be that any person, other than the Investor, became the beneficial owner, directly or indirectly, of stock having more than 15% of the voting power of the Company;
(viii) taking certain actions with, or for the benefit of, any of the Company's affiliates; and (ix) termination of the federal income tax status of the Company as a REIT.

     Information Rights. Until the Final Threshold Date, the Company has the obligation to provide to the Investor (i) the financial statements and operating and management information provided to the Company's senior management, and (ii) copies of all other information distributed by the Company to the Board, any equity investor of the Company or any of the Company's partners in joint ventures.


Contingent Value Rights


     If the stockholders approve the Transaction, the Investor would have the right, pursuant to the Contingent Value Right Agreement, to receive on January 1, 2004 payment of an aggregate amount equal to the lesser of (a)(i) the greater of (A) $19.00 multiplied by the number of shares of Common Stock purchased pursuant to the Stock Purchase Agreement less all dividends paid with respect to such Shares or (B) the dollar amount that allows the Investor to realize a 15% internal rate of return on the price paid for the shares purchased pursuant to the Stock Purchase Agreement on a compounded, annualized basis (inclusive of all dividends paid with respect to such shares) less (ii) the fair market value of the number of shares of Common Stock purchased pursuant to the Stock Purchase Agreement and (b) 4,500,000 multiplied by the fair market value on such date. Such payment may be paid, at the election of the Company, in cash or shares of Common Stock (based on the average of their last reported sales price for the 30 consecutive calendar days (the "Fair Market Value") before January 1, 2004).


     Such contingent value rights ("CVRs") expire upon completion of an offer to purchase as described in the paragraph below or upon the Investor's refusal to accept such offer. The CVRs also terminate if, during the three months prior to January 1, 2004, the fair market value of the Purchased Shares equals or exceeds
(A) $21.00 multiplied by the number of Purchased Shares less (B) the aggregate amount of cash dividends paid on the Purchased Shares following the Initial Purchase.


     At any time prior to December 31, 2003, the Company could make an irrevocable offer to purchase from the Investor all shares of Common Stock acquired pursuant to the Transaction. The per share offer price would be the greater of (A) $19.00 less all dividends paid with respect to such share and (B) the dollar amount that allows the Investor to realize a 15% internal rate of return on the price paid for such share on a compounded, annualized basis (inclusive of all dividends paid with respect to such shares). The total amount paid hereunder is referred to herein as the "$19 Amount" or the "15% IRR Amount."

     Essentially, the $19.00 Amount and the 15% IRR Amount both represent the amount that would have to be paid to the Investor on January 1, 2004 for it to have doubled its $200 million investment. If the Investor has doubled its investment by that date (taking into account stock appreciation and dividends), there will be no payment under the CVRs. If the Investor has not realized this return, the Company is obligated to pay the difference up to the then-current value of a share of Common Stock multiplied by 4.5 million. Therefore, under a "worst-case scenario," the Company's obligation under the CVRs is to issue another 4,500,000 shares of Common Stock to the Investor on January 1, 2004 or, at the Company's election, to pay the cash value thereof.

     The following table shows the amount of the Company's obligation under the CVRs at various stock price levels and aggregate dividend amounts (through January 1, 2004) with respect to the shares purchased by the Investor:

  Cumulative
 Dividends per
 Share through                                       Contingent Value Right Payment Amount
January 1, 2004                                                 ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------
   $10.00           0          0         0           0          0          0           0          0         0           0          0
    $9.00        21.0          0         0           0          0          0           0          0         0           0          0
    $8.00        40.5       21.0         0           0          0          0           0          0         0           0          0
    $7.00        40.5       42.0      21.0           0          0          0           0          0         0           0          0
    $6.00        40.5       45.0      42.0        21.0          0          0           0          0         0           0          0
    $5.00        40.5       45.0      49.5        42.0       21.0          0           0          0         0           0          0
    $4.00        40.5       45.0      49.5        54.0       42.0       21.0           0          0         0           0          0
    $3.00        40.5       45.0      49.5        54.0       58.5       42.0        21.0          0         0           0          0
    $2.00        40.5       45.0      49.5        54.0       58.5       63.0        42.0       21.0         0           0          0
    $1.00        40.5       45.0      49.5        54.0       58.5       63.0        63.0       42.0      21.0           0          0
    $0.00        40.5       45.0      49.5        54.0       58.5       63.0        67.5       63.0      42.0        21.0          0
                --------------------------------------------------------------------------------------------------------------------
                $9.00     $10.00    $11.00      $12.00     $13.00     $14.00      $15.00     $16.00    $17.00      $18.00     $19.00

                Fair Market Value per Share as of January 1, 2004

The Company's greatest possible liability under the CVRs (4,500,000 shares valued at $71.2 million) would arise only if the Company paid no dividends while its stock price rose to $15.82 per share by January 1, 2004.

Limited Put Option

     In the event that the Second Closing does not occur by September 30, 1998 or the Stock Purchase Agreement is terminated prior to the Second Closing (other than as a result of the Investor's material breach of the Stock Purchase Agreement), the Investor has an option under the Stock Purchase Agreement to require that the Company repurchase the shares of Common Stock acquired in the Initial Purchase at a price equal to the purchase price thereof, together with any accrued dividends (the "Put Option"). The Put Option must be exercised within two months after the earlier to occur of the date that the Company fails to receive stockholder approval, the date the Stock Purchase Agreement is terminated prior to the Second Closing and August 31, 1998. The Company does not have the right to require the Investor to exercise the Put Option. Therefore, in the event that stockholder approval of the Transaction is not obtained and the

Investor does not exercise the Put Option, the shares of Common Stock issued to the Investor in the Initial Purchase will remain outstanding.

Accounting Treatment

     The $22,325,000 received in connection with the Initial Purchase has been accounted for by the Company as "temporary equity" to reflect the fact that, on account of the Limited Put Option, such funds may have to be returned to the Investor if the Second Closing does not occur by September 30, 1998.

     Upon receipt thereof, the Company will account for the Remaining Equity Commitment ($177 million) as stockholders' equity. Although, as a result of the CVRs, the Company could have to pay the Investor (in shares or cash) up to the fair market value of 4,500,000 shares of Common Stock on January 1, 2004, no accounting for the CVRs will be made until the amount due, if any, is determinable. When such amount is determined, it will be accounted for in the same manner as a cash or stock dividend, depending upon the form of consideration the Company chooses to satisfy the CVR obligation.


Registration Rights Agreement

     Concurrently with the Stock Purchase Agreement, the Company and the Investor entered into the Registration Rights Agreement, pursuant to which the Company is obligated to file up to four demand registration statements (no more than two of which may be requested in any two-year period) under the Securities Act for the resale by the Investor of all or a portion of the Company securities acquired in the Transaction.

     The right to a demand registration is further limited in that (i) it may be invoked in each instance only with respect to a number of shares having a fair market value equal or greater than $10 million, and (ii) the Company has the right from time to time to require the Investor not to sell under the demand registration statement or to postpone or suspend the effectiveness thereof in certain circumstances. The Investor also will have the right, with respect to most registrations of Common Stock by the Company for its own account, to require the Company to include its Company securities in such registration. The Registration Rights Agreement provides that the Company will pay the expenses, other than underwriting discounts and fees, relating to the demand registrations requested by the Investor.

No Solicitation of Competing Transactions

     Unless and until the Stock Purchase Agreement is terminated in accordance with its terms, the Company may not initiate, solicit or encourage any inquiries involving (i) the acquisition of 15% or more of the Company's equity securities (excluding Units) by any person or group or (ii) the merger, consolidation, liquidation or other action out of the ordinary course of business of the Company (a "Competing Transaction"). The Company must notify the Investor of all of the relevant details relating to all inquiries that the Company may receive relating to any such matters; provided, that the Transaction Documents do not prohibit the Board from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer or prohibit the Board from taking such other actions as may be required to comply with its fiduciary obligations. If the Board determines with the advice of counsel that failure to do so could be held to violate its fiduciary duties, it may provide information in response to an unsolicited proposal. If the Company receives a bona fide proposal for a Competing Transaction that the Board determines in good faith (based upon the advice of a nationally recognized financial advisor) may provide greater value to the Company and its stockholders than the Transaction, the Company may enter into negotiations with respect to such proposal. The Company must notify the Investor of any such superior proposal not less than two business days prior to entering into a definitive agreement with respect to a Competing Transaction; provided, however, that in no event may the Company enter into a definitive agreement with respect to a Competing Transaction less than five business days after the Company's initial notification to the Investor of an inquiry or proposal relating to a Competing Transaction. Within the two-business-day or five-business-day period referred to above, the Investor may propose an improved transaction.

Expenses

     Whether or not the Transaction is consummated, the Company will reimburse the Investor for its expenses in connection with the Transaction, including out-of-pocket expenses of monitoring the Company and of performing its duties under the Transaction Documents. The company has already paid $1.25 million of the Investor's expenses and expects that future payments will be under $100,000. Based on estimates provided by the Company's service providers and prior dealings with them, the Company anticipates that its out-of-pocket expenses in connection with the Transaction will be approximately $3.3 million, although the Company has not negotiated caps on the charges of its service providers in connection with the Transaction. This $3.3 million estimate assumes that the Company makes no additional payments to DLJ, which has indicated that it believes it is entitled to an additional $3.9 million advisory fee. See "--Opinion of Financial Advisor" below.

Break-Up Fee and Topping Fee

     Provided that the Investor is not in material default under the Stock Purchase Agreement, has not breached any of its representations and warranties in any material respect, and has satisfied in all material respects its covenants relating to the Initial Purchase, the Company will pay the Investor a break-up fee of $2,250,000 (the "Breakup Fee") in the event that the Stock Purchase Agreement is terminated at any time prior to the Second Closing. The Breakup Fee, therefore, will be payable to the Investor if the stockholders do not approve the Transaction. In addition, in the event that the Company learns of a Competing Transaction prior to the date of the Annual Meeting and enters into the Competing Transaction within one year of the date that the Stock Purchase Agreement is terminated, the Company will pay the Investor $3,000,000 (the "Topping Fee"). Notwithstanding the foregoing, if a Topping Fee is payable to the Investor and the Investor profits on the sale of the shares purchased in the Initial Purchase in connection with the Competing Transaction, then the Investor must pay the Company the amount by which such profit, the Break-up Fee and the Topping Fee exceed $7,750,000.


Conditions to Closing


     Each of the Company's and the Investor's obligations to effect the Second Closing and the Subsequent Closings are subject to various mutual and unilateral conditions, including, without limitation, the following: (i) stockholder approval of the Transaction; (ii) the continued qualification of the Company as a REIT for federal income tax purposes; (iii) the receipt of an opinion of counsel to the effect that the Company is a "domestically controlled" REIT as discussed below at "--Certain Federal Income Tax Considerations"; (iv) the continuing correctness of the representations and warranties in the Stock Purchase Agreement, (v) the receipt of any consents necessary for the Transaction, and (vi) various other customary conditions. In addition, the Investor is not obligated to fund more than $100 million of the Transaction unless a significant portion of the Konover Transaction is consummated.


Indemnification Provisions


     The Stock Purchase Agreement provides that each party shall indemnify the other for breaches of its representations and warranties or the failure to perform its covenants under the Agreement. Such indemnification obligations are generally not triggered until the indemnified party has incurred losses and expenses of $500,000. If the Investor does not receive an opinion of counsel to the effect that the Company is a "domestically controlled" REIT and the Second Closing occurs, the Company has agreed to increase the indemnification amount relating to losses arising from any failure to qualify as a "domestically controlled" REIT by a percentage equal to the Investor's ownership percentage.

Amendment or Termination of the Transaction Documents


     Although the Board reserves the right to amend the provisions of the Stock Purchase Agreement without approval of the stockholders, either before or after approval by the stockholders of the Transaction, the Company intends to solicit further approval of the stockholders in the event that any such amendment would change the Transaction in a manner that would be materially adverse to the stockholders. The Board also reserves the right to terminate the Stock Purchase Agreement without obtaining further approval of the stockholders. The Board does not anticipate either the material amendment of the terms of, or the termination of, the Stock Purchase Agreement.

Advantages of the Transaction

     The Company believes that the Transaction, if consummated, represents an opportunity to improve long-term stockholder value by providing the Company with access to significant equity capital at an attractive cost and strategic resources not otherwise readily available to it, thereby improving the Company's ability to capitalize on community shopping center acquisition and development opportunities. In particular, the Company believes that the Transaction may have a number of beneficial effects on the Company and its stockholders, including the following:

     Large, Timely Infusion of Capital at Reasonable Cost. The Transaction is expected to enable the Company to accomplish its financing objectives for 1998 and 1999 in a single transaction on more favorable terms than might have been available in the public markets. The purchase price to be received in the Transaction represents a 24% premium over the 30-trading day average closing price ($7.68) prior to announcement of the Transaction. Because the purchase price for the Common Stock to be acquired by the Investor is fixed, the Transaction protects the Company against the risks of a decline in the stock market as a whole and the market for REIT stocks in particular. In addition, the Company will not pay any underwriting discount or commission in connection with the sales to the Investor and expects that its out-of-pocket expenses in connection with such sales (estimated at $3.3 million) will be substantially less than the costs it would have incurred in selling a similar number of shares in one or more firm commitment underwritings. Moreover, the Company is not exposed to the risk of a decline in the market price of its shares that is commonly observed in advance of such offerings. Additionally, the Transaction will enable management to focus on managing the Company's existing properties and acquiring and developing additional properties rather than being required to divert management time and attention to the process of raising capital.

     The 24% premium calculation does not take into account the possible payment (in shares or cash) that may be due under the Contingent Value Right Agreement. Assuming the issuance of the maximum number of shares issuable under the CVRs, the purchase price per share would still exceed the 30-trading day average closing price prior to the announcement of the Transaction by two percent; moreover, such two percent-calculation does not take into account the benefit to the other stockholders of enjoying the Investor's full capital contribution for a four to five-year period before suffering any additional dilution of their interest in the Company.

     Although the premium to be paid for the shares to be sold in the Transaction is less than that paid in the merger and acquisition transactions reviewed by the Company's financial advisor, DLJ noted that typical REIT merger and acquisition transactions do not involve significant control premiums, probably due to the stable net asset value of the underlying real estate properties. Of the comparable investments in publicly traded REITs identified by DLJ, the mean premium was 5%. See "--Opinion of Financial Advisor -- Premiums Paid Analysis" and " -- Comparable Transactions Analysis."

     Association with the Investor. As described under "--Information about the Investor," LFREI, which controls the Investor, and its affiliate, Lazard Freres & Co., LLC, have extensive experience and contacts in the real estate industry. Moreover, as described under "Stockholders Agreement," the named Investor Nominees are experienced, well-connected and accomplished real estate investment managers. The Company believes that it will benefit significantly from its association with the Investor, as well as the Investor Nominees, and their market knowledge, operating experience and capital market capabilities.

     Improved Future Access to Capital. The Company believes that, as a result of the Transaction, it will have greater access to the capital markets and a lower cost of capital because the Transaction will (i) increase its equity market capitalization and total capitalization; (ii) establish an association with a highly regarded institutional investor, the Investor, which should enhance the Company's access and attractiveness to significant institutional investors; and (iii) through the participation rights granted to the Investor under the Stockholders Agreement, provide a potential buyer (the Investor) for substantial portions of future offerings by the Company of its equity securities or debt securities convertible into equity. Moreover, because of its substantial investment in the Company, the Investor will have significant incentives to make available to the Company its resources, experience and advice on accessing capital markets and to assist the Company in achieving a lower cost of capital. The Company believes that improved access to the capital markets should enhance its ability to grow and increase stockholder value.


     Potential Enhancement of Stockholder Value. The Transaction will not result in any direct return to stockholders of cash or other consideration. However, the Company believes that the Transaction offers stockholders an opportunity to realize long-term value. The Company intends to use a portion of the capital raised in the Transaction to reduce its outstanding debt level. In addition, the Company's strategic plan calls for the application of the significant capital to be raised in the Transaction to expand the Company for the purpose of increasing the Company's asset base and cash flow in a controlled but significant fashion over a relatively short period of time. Management's goal is to increase funds from operations and cash available for distribution to stockholders through the strategic deployment of the capital and other resources to be made available to the Company through its affiliation with the Investor.

     It should be noted, however, that there is no assurance that the Company will realize all or any of the potential benefits described above, which are forward-looking statements that are subject to numerous risks and uncertainty. The realization of the potential benefits described above will depend upon a number of factors, many of which are outside the control of management, including the following: the availability of attractive acquisition and development opportunities; the Company's continuing ability to identify, perform due diligence with respect to, acquire and manage effectively a large number of retail shopping center properties; the state of the capital markets generally and prevailing interest rates; uncertainty concerning the Company's ability to refinance its indebtedness at favorable interest rates as it becomes due; and risks relating to the ownership of real estate generally, including the risks of bankruptcy, insolvency or the downturn in business of or failure to renew leases by the Company's tenants, potential liability for unknown environmental matters, and the risk of uninsured losses.


     For a discussion of how the factors listed above influenced the Board's determination that the Transaction is in the best interest of the Company and its stockholders, see "--Recommendation of the Board and Description of its Decision-Making Process."

Disadvantages of the Transaction


     The Company believes that the Transaction, if consummated, could have certain adverse effects on the Company and its stockholders, including the following:


     Change of Control of the Company. The Investor would be entitled to own up to 63% of the Company's Common Stock (59% on a fully diluted basis), and would be the largest single stockholder of the Company. The Investor would have the right to nominate up to three directors of the Company's Board. The Investor would have a substantial influence over the affairs of the Company as a result of the Transaction. The Investor would be in a position to control the election of the Board or the outcome of any corporate transaction or other matter submitted to the stockholders for approval (assuming no other changes in the number of outstanding shares of Common Stock). This concentration of ownership in one stockholder could be disadvantageous to other stockholders. As a result of the Transaction, the other stockholders of the Company will have less influence over the affairs of the Company. In addition, to the extent the interests of the other stockholders differ from that of the Investor, the Investor's control of the Company may result in the Company taking actions that are not in the best interest of the minority stockholders.

     The Company has limited the ability of the Investor to cause the Company to consolidate or merge with another entity for a period of five years unless all stockholders receive the same consideration received by the Investor in the merger. Moreover, if the Investor transfers more than 50% of the then-outstanding shares of Common Stock to a single person or entity, the purchaser would be subject to the same limitation until the end of such five-year period.


     Anti-takeover Effect of the Transaction. The Investor's acquisition of up to 63% of the outstanding Common Stock (59% on a fully diluted basis) and the director nomination, voting and other rights granted to the Investor under the Stockholders Agreement and the Contingent Value Right Agreement, in addition to the provisions requiring 67% Board approval of certain actions, may make it more difficult for other stockholders to challenge the Company's director nominees, elect their own nominees as directors, or remove incumbent directors, and may render the Company a less attractive target for an unsolicited acquisition by an outsider. In addition, under the Company's charter, a merger or consolidation requires the affirmative approval of over 50% of the shares entitled to vote. Accordingly, the Investor would have sufficient voting power to block any such transaction both as a significant stockholder of the Company and through the Board membership of the Investor Nominees. To the extent the Transaction causes the Company to be a less attractive take-over candidate to unsolicited buyers of the Company, the stockholders would be less likely to enjoy the potential benefits of an unsolicited purchase of the Company, such as the receipt of a premium for their shares of Common Stock.


     Prior to execution of the Transaction Documents, the Company's Board of Directors waived the application of the Maryland Business Combination Statute with respect to all aspects of the Transaction and amended its bylaws to exempt the Transaction from the Control Share Acquisition Statute. As a result, such statutes impose no restrictions on the voting of the Investor's shares or on its ability to enter into a business combination with the Company. See "--Certain Federal Income Tax Considerations" for a discussion of the waiver by the Board of the limit on ownership of Common Stock in the Company's charter with respect to the Transaction.

     Potential Dilution. Although the Company generally has the ability to control the timing of the Subsequent Closings and any additional investments by the Investor, if the proceeds from sales of securities to the Investor are not invested in a timely or accretive manner, there would be dilution of earnings per share and funds from operations per share to the existing stockholders of the Company. The Company does not intend to change its acquisition criteria, and it may temporarily have excess cash on its balance sheet if sufficient acquisitions are not completed between the Second Closing and March 30, 2000 (unless the Company and the Investor agree to extend such dates).


     Restrictions on Certain Corporate Actions. From such time as the stockholders approve the Transaction until the Approval Rights Termination Date, Super-majority Board Approval will be a prerequisite for (i) the acquisition of any business or assets having an aggregate purchase price in excess of 25% of the Total Enterprise Value or the acquisition of an aggregate of businesses and assets having an aggregate purchase price in excess of the 50% of the Total Enterprise Value during a fiscal year; (ii) the sale or disposition of any assets or stock during any fiscal year having an aggregate value in excess of 25% of the Total Enterprise Value; (iii) the incurrence of additional indebtedness such that the ratio of the Company's total indebtedness to the Total Enterprise Value exceeds 65%, (iv) issuances of Company Stock or options, rights or warrants or other commitments to purchase or other securities convertible into shares of Common Stock, including, without limitation, Units in excess of 50% of all shares of Company Stock outstanding, on a fully diluted basis, and (v) termination of the federal income tax status of the Company as a REIT. This requirement, along with the Investor's rights with respect to Board representation, will enable the Investor to prevent the actions listed even if otherwise in the best interest of the stockholder.

     Contingent Obligation. Under the Contingent Value Right Agreement, the Company could be obligated to pay the Investor (in shares of common stock or cash) up to the then-current value of 4,500,000 shares as of January 1, 2004. As explained under "-- Contingent Value Rights" above, no payment will be made if the Investor has essentially doubled its $200 million investment (measured by stock appreciation and aggregate dividend payments) by the year 2004. If the Investor has not realized such a return, the Company will pay in shares or cash an amount necessary for the Investor to achieve the agreed-upon return, but in no event will the payment exceed the value of the 4.5 million-share cap.
Assuming the issuance of the maximum number of shares under the CVRs, the purchase price for the shares would still exceed the 30-trading day average closing price of a share of Common Stock prior to the announcement of the Transaction. The value of those 4,500,000 shares, however, will vary with the stock price. As discussed above, the maximum value of the CVR payment is $71.2 million, but this obligation could only arise if the Company paid no dividends while its stock price rose to $15.82 per share by January 1, 2004. See "-- Contingent Value Rights."

     Competition with Alexander Haagen Properties, Inc. The Company will continue to compete with other REITs, real estate partnerships and other investors in real estate. One potential competitor, Alexander Haagen Properties, Inc. ("Haagan"), owns unenclosed shopping centers in the western United States. An affiliate of the Investor currently owns a controlling interest in Haagen and, due to the similarities between Haagen's business and the Company's business, the companies may be in competition for tenants and potential property acquisitions in certain markets. As a result, the Investor may have a conflict of interest due to its controlling interest in the two competing companies. If such a conflict arises, the Investor may be motivated to take actions that are not in the best interest of the stockholders of the Company. Moreover, there is no limitation in the Transaction Documents on the Investor's or its affiliates' ability to make investments in other competitors of the Company.


     Potential Extinguishing of Claims. Approval of the Transaction by the stockholders will constitute approval of all of the various terms of the Transaction set forth in the Stock Purchase Agreement, the Stockholders Agreement, the Contingent Value Right Agreement and the Registration Rights Agreement and the transactions contemplated thereby and will result in the election of three new directors to the Board.

     Such approval also may serve to extinguish potential claims, if any, regarding any conduct of members of the Board in connection with the Transaction, including potential claims, if any, alleging violations of the Board's duties to stockholders. Under Maryland law, the fully informed stockholder approval of a transaction may, in certain circumstances, serve to extinguish certain related fiduciary duty claims against directors.


     For a discussion of how the factors listed above influenced the Board's determination that the Transaction is in the best interest of the Company and its stockholders, see "--Recommendation of the Board and Description of its Decision-Making Process."

Other Consequences of Failure to Approve the Transaction

     Possible Inability to Close the Konover Transaction. The Konover Transaction, which is discussed under "Proposal Three" may fail to close unless the stockholders approve the Transaction. One of the conditions to the obligations of the seller in the Konover Transaction is the Company's having obtained a $75 million equity investment in 1998 on terms not less favorable to the Company than those in the Lazard Investment. Failure to approve the Transaction, therefore, could cause the Company to be unable to close the Konover Transaction if (i) the closing condition is not waived by the seller or
(ii) the Company cannot find a $75 million equity investor on terms as favorable as those in the Transaction.

     Payment of Break-up Fee and Possible Topping Fee. Another adverse consequence of the failure of the stockholders to approve the Transaction is the required $2,250,000 Break-up Fee that would be required upon the termination of the Stock Purchase Agreement. In addition, if the Company learns of a Competing Transaction prior to the date of the Annual Meeting and enters into such Competing Transaction within one year of the termination of the Stock Purchase Agreement, the Investor would be entitled to a $3 million topping fee.

     Possible Exercise of the Put Option. Failure to approve the Transaction would also trigger the Investor's Put Option, as described above at "--Limited Put Option." The Investor's exercise of the Put Option would require the Company to repurchase the shares of Common Stock acquired in the Initial Purchase at a price equal to the purchase price thereof ($22,325,000). The exercise of the Put Option is at the Investor's election, therefore, the Investor may remain a significant holder of the Company's shares of Common Stock even if the stockholders do not approve the Transaction.

Certain Federal Income Tax Considerations


     The following discussion summarizes the material federal income tax considerations resulting from the Transaction that may be relevant to the Company and the Company's current stockholders. This discussion does not address the federal income tax considerations resulting from the Transaction that may be relevant to the Investor or its investors, and does not address the state, local, or foreign tax considerations resulting from the Transaction that may be relevant to the Company, the Investor, or their respective investors. This discussion is based on the current provisions of the Code, the applicable Treasury regulations promulgated thereunder, administrative rulings, court decisions, certain factual assumptions related to the ownership and operation of the Company, and certain representations made by the Company and the Investor. No assurance can be given that the legal authorities on which this discussion is based will not change, perhaps retroactively, that the factual assumptions and representations underlying this discussion will continue to be accurate, or that there will not be a change in the future in the circumstances of the Company or the Investor that would affect this discussion.


     No Recognition of Taxable Gain. The Company believes that neither the Company nor any of the Company's current stockholders will recognize taxable gain as a result of the Transaction.

     Taxation of the Company as a REIT. The Company made an election to be taxed as a REIT under sections 856 through 860 of the Code, effective for its short taxable year ended December 31, 1993. The Company believes that, commencing with such taxable year, it has been organized and has operated in such a manner as to qualify for taxation as a REIT under the Code, and the Company intends to continue to operate in such a manner. Qualification and taxation as a REIT depends upon the Company's ability to meet on a continuing basis (through actual annual operating results, distribution levels and diversity of share ownership) the various qualification tests imposed under the Code. Accordingly, no assurance can be given that the Company has operated in a manner so as to qualify, or will operate in a manner so as to continue to qualify, as a REIT.


     To qualify as a REIT under the Code, not more than 50% in value of the outstanding capital stock of the Company may be owned, directly or indirectly through the application of certain attribution rules, by five or fewer individuals during the last half of each taxable year. The Investor would not be treated as an individual for purposes of this REIT qualification test. In order to protect the Company's tax status as a REIT, the Company's charter limits the ownership of its capital stock to no more than 9.8% by any person or entity (the "Ownership Limit") unless the Board of Directors exempts such person or entity from the Ownership Limit. Based upon the opinion of Alston & Bird LLP and the representations made by the Investor, the Board of Directors has exempted the Investor from the Ownership Limit with respect to the Initial Purchase. A copy of this opinion is included as Appendix F to this Proxy Statement. The Board expects to grant similar exemptions prior to the Second Closing or any Subsequent Closing upon the receipt of an updated opinion. The Company will seek an update of this opinion (based on updated representations from the Company and the Investor) prior to the Second Closing or any Subsequent Closing.

     If the representations made by the Investor are not accurate, the Company believes it will still qualify as a REIT because its charter provides (and the Investor has agreed) that, to the extent necessary, the Investor's shares would be deemed "Excess Stock." Shares of Excess Stock are shares that are deemed to have been transferred to the Company as trustee of a trust for the benefit of the future recipient of the shares. If the Investor's shares become shares of Excess Stock, the Company would have the right, for a period of 90 days, to purchase the Excess Stock from the Investor for the lessor of (i) the price paid for such shares by the Investor and (ii) the then-current market price. If the Company did not exercise its purchase right, the Investor would generally be permitted to designate the beneficiaries of the trust provided it did not receive consideration for making such designation in excess of the price it paid for such shares. Upon such a designation, the shares of Excess Stock would be exchanged for shares of Common Stock to be held directly by the designated beneficiary. While the Excess Stock is held in trust, it is not entitled to vote and, except upon liquidation, it is not entitled to participate in dividends or other distributions.

     The Excess Stock provisions of the charter are intended to preserve the Company's tax status as a REIT in the event the ownership of Common Stock would otherwise jeopardize such status. However, such charter provisions are untested and no assurance can be given that they will protect the Company's tax status as a REIT. If the Company were to fail to qualify as a REIT in any taxable year, the Company would be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Moreover, unless entitled to relief under certain statutory provisions, the Company also would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification is lost. This treatment would reduce the net earnings of the Company available for investment or distribution to stockholders of the Company because of the additional tax liability to the Company for the years involved. In addition, distributions to stockholders of the Company would no longer be required to be made.


     Possible Impact of the Transaction on Subsequent Sales of Stock by Non-U.S. Stockholders. Generally, a sale of stock in the Company by a "Non-U.S. Holder" will not be subject to United States taxation under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") unless such stock constitutes a United States real property interest ("USRPI"). As used herein, the term "Non-U.S. Holder" means a holder of shares of Common Stock who is not (for United States federal income tax purposes) (i) a citizen or resident of the United States,
(ii) a corporation, partnership, or other entity created or organized in the United States or under the laws of the United States or of any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Stock in the Company will not constitute a USRPI if the Company is a "domestically controlled REIT," defined generally as a REIT in which, at all times during a specified testing period, less than 50% in value of its stock was held directly or indirectly by Non-U.S. Holders. In the event that, either at the time of the Transaction or at any time thereafter, direct or indirect stockholders of the Company (including owners of interests in the Investor) who are Non-U.S. Holders own collectively 50% or more, in value, of the outstanding capital stock of the Company, the Company would cease to be a domestically controlled REIT.

     If the Company does not qualify as a domestically controlled REIT, a Non-U.S. Holder's sale of stock in the Company generally still will not be subject to United States tax under FIRPTA, provided that (i) the stock is "regularly traded" (as defined by applicable Treasury regulations) on an established securities market, and (ii) the selling Non-U.S. Holder held 5% or less of the Company's outstanding stock at all times during a specified testing period. The Company presently believes the Common Stock would be considered to be "regularly traded" for this purpose.

     If gain on the sale of stock in the Company were subject to taxation under FIRPTA, a Non-U.S. Holder would be subject to the same treatment as a United States stockholder with respect to such gain (subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals, and the purchaser of the stock could be required to withhold 10% of the purchase price and remit such amount to the Internal Revenue Service).

Opinion of Financial Advisor

     In January of 1998, the Company advised DLJ that it had negotiated and entered into a letter of intent regarding the Transaction and requested that DLJ render an opinion as to the fairness, from a financial point of view to the Company, of the consideration to be paid and received by the Company, in aggregate, pursuant to the terms of the Stock Purchase Agreement, Stockholders Agreement and Contingent Value Rights Agreement (collectively, the
"Agreements"). Except for services necessary to enable DLJ to render its opinion, DLJ was not requested to perform any other services pertaining to the Transaction, and did not make any recommendation to the Company's Board of Directors as to the amount or type of consideration to be paid or received as provided for in the Agreements, which consideration was determined through arms-length negotiations between the Company and the Investor.


     The Company retained DLJ to act as its advisor based upon DLJ's experience in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes especially with respect to REITs and other real estate companies and because of DLJ's familiarity with the Company and its operations.


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




     On February 19, 1998, DLJ delivered its oral opinion to the Company's Board of Directors that the consideration to be received by the Company in exchange for issuing the Company Common Stock and Contingent Value Rights pursuant to the Stock Purchase Agreement was in aggregate, fair to the Company from a financial point of view. On March 31, 1998 DLJ delivered its written opinion to the Company's Board of Directors (the "DLJ Opinion"), to the effect that, as of the date of such opinion, based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the consideration to be received by the Company in exchange for issuing the Company Common Stock and Contingent Value Rights pursuant to the Stock Purchase Agreement was, in aggregate, fair to the Company from a financial point of view.

     A COPY OF THE DLJ OPINION IS ATTACHED HERETO AS APPENDIX E. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE DLJ OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, PROCEDURES FOLLOWED, OTHER MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY DLJ.

     The DLJ Opinion is directed to the Company's Board of Directors and addresses only the fairness, from a financial point of view to the Company, of the consideration to be received by the Company in exchange for issuing the Company Common Stock and Contingent Value Rights pursuant to the Stock Purchase Agreement. The DLJ Opinion was rendered to the Company's Board of Directors for its consideration in determining whether to approve the Transaction. The DLJ Opinion does not address the relative merits of the Transaction and the other business strategies considered by the Company's Board of Directors nor does it address the decision by the Company's Board of Directors to proceed with the Transaction. DLJ was not requested to, and did not, solicit the interest of any other party in engaging in a transaction alternative to the Transaction. The DLJ Opinion does not constitute a recommendation to any stockholder of Company as to how any such stockholder should vote on the Transaction.

     In arriving at its opinion, DLJ reviewed the drafts dated February 24, 1998 of the Agreements and the exhibits thereto. In issuing the DLJ Opinion, DLJ assumed, with the consent of the Company's management, that the drafts of the Agreements would conform in all material respects to such documents when in final form. (Such drafts did not materially differ from the Amended and Restated Stock Purchase Agreement entered into on March 23, 1998.) DLJ reviewed financial and other information that was publicly available or furnished by the Company including information provided during discussions with the Company's management. Included in the information provided during discussions with the Company's management were certain financial projections of the Company prepared by the management of the Company. In addition, DLJ compared certain financial and securities data of the Company with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the Company's Common Stock, reviewed prices and premiums paid in certain other transactions and conducted such other financial studies, analyses and investigations as appropriate for purposes of the DLJ Opinion. No restrictions or limitations were imposed by the Company upon DLJ with respect to the investigation made or procedures followed by DLJ in rendering the DLJ Opinion, except for restrictions imposed under the December 24, 1997 letter of intent with LFREI and except that, as noted above, DLJ was not requested to, and did not, solicit the interest of any other party in engaging in a transaction alternative to the Transaction.


     In rendering its opinion, DLJ relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to it from public sources, that was provided to it by the Company or the Company's representatives, or that was otherwise reviewed by it. In particular, DLJ relied upon the estimates of the management of the Company of the financial impact of the Transaction on the Company. With respect to the financial projections supplied to it, DLJ assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company. In particular, DLJ assumed that the pro forma adjustments and projections made for certain pending property acquisitions accurately reflect the future financial performance of such acquisitions. In addition, DLJ assumed, at the direction of the Company's management, that the Transaction was not contingent upon the closing of any property acquisitions. DLJ did not express an opinion as to the fairness of any consideration paid for any pending or recently completed property acquisitions. DLJ did not make, and does not assume any responsibility for making, any independent appraisal or evaluation of any assets or liabilities or for making any independent verification of any of the information provided or reviewed.

     The DLJ Opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to DLJ as of, the date of the opinion. It should be understood that, although subsequent developments may affect the DLJ Opinion, DLJ does not have any obligation to update, revise or reaffirm the opinion. DLJ does not express any opinion in the DLJ Opinion as to the price at which the Company's Common Stock will actually trade at any time.


     The following is a summary of the presentation made by DLJ to the Company's Board of Directors at its February 19, 1998 board meeting in connection with the preparation of the DLJ Opinion.


     Current Capitalization. DLJ reviewed certain trading information for the Company and, on the basis thereof, calculated its market capitalization, dividend yield, debt-to-total market capitalization ratio and trading multiples based on a closing price for the Company's Common Stock on February 11, 1998 of $7.88. For this purpose, DLJ defined "total market capitalization" as market value of the Company's common equity, pro forma for certain pending acquisitions, on a fully diluted basis (including Operating Partnership Units and convertible securities), plus total debt less cash. DLJ based its financial analysis of the Company on estimates of 1997 and 1998 FFO per share of $1.15 and $1.25, respectively, based on publicly available estimates of future financial results published by First Call, a data service that monitors and publishes a compilation of earnings estimates produced by selected research analysts regarding companies of interest to institutional investors. With respect to the Company, DLJ calculated a total market capitalization of $475.6 million, an annual dividend yield of 0.0%, a debt-to-total market capitalization ratio of 69.9% and share price to FFO per share multiples of 6.8x and 6.3x for 1997 and 1998 respectively.

     Stock Trading History. DLJ reviewed the history of trading prices and the historical total returns (comprised of cumulative dividends and changes in stock price) of the Company's Common Stock for the 12-month period ending February 12, 1998 in relation to the Standard & Poor's 500 Index, an index of Comparative Factory Outlet Companies and an index of Comparative Community Center Companies (as defined below). The comparisons to the indices of Comparative Factory Outlet Companies and Comparative Community Center Companies was utilized to compare the total returns of the Company's Common Stock to the total common stock returns of similar public REITs, while the Standard & Poor's 500 Index was used to compare the total returns of the Company's Common Stock to the total returns of the overall stock market. DLJ noted that the Company outperformed both comparative company indices and the overall stock market during the 12-month period ending February 12, 1998. DLJ also analyzed the historical distribution of trading prices of the Company's Common Stock for the period from February 11, 1997 to February 11, 1998. DLJ noted that the shares traded at prices ranging from $5.25 per share to $8.44 per share over such period. DLJ found that none of the 11.3 million shares traded during this period (representing the equivalent of 92.4% of the 12.2 million outstanding shares of Company Common Stock) traded at prices greater than the Transaction Price of $9.50 per share.

     Selected Comparable Company Trading Analysis. Using publicly available information and estimates of future financial results published by First Call, DLJ compared selected historical and projected financial, operating and stock market performance data of the Company to the corresponding data of certain publicly traded companies that DLJ deemed to be reasonably comparable (the "Comparative Community Center Companies" and the "Comparative Factory Outlet Companies"). The Comparative Community Center Companies represented public REITs focused primarily on the management and ownership of community shopping center properties. The Comparative Community Center Companies consisted of Excel Realty Trust Inc., Federal Realty Investment Trust, IRT Property Co., Kimco Realty Corporation, Kranzco Realty Trust, Mark Centers Trust, New Plan Realty Trust and Regency Realty Corporation. The Comparative Factory Outlet Companies represented public REITs focused on the management and ownership of factory outlet shopping centers. The Comparative Factory Outlet Companies consisted of Chelsea GCA Realty, Inc., Horizon Group, Inc., Prime Retail, Inc. and Tanger Factory Outlet Centers. The Comparative Community Center Companies and the Comparative Factory Outlet Companies were selected principally based on the consistency of property types owned with those owned by the Company. The two periods selected were the years ended December 31, 1997 and 1998. In calculating the FFO multiples of the Comparative Community Center Companies and the Comparative Factory Outlet Companies, DLJ used median First Call FFO estimates or DLJ Research FFO estimates and closing stock prices as of February 11, 1998. DLJ observed that
(i) the FFO multiples for the Comparative Community Center Companies for the year ended December 31, 1997 ranged from 7.7x to 14.8x, with a mean of 11.9x, the FFO multiples for the Comparative Factory Outlet Companies for the same period ranged from 8.0x to 12.3x, with a mean of 10.3x and (ii) the FFO multiples for the Comparative Community Center Companies for the year ended December 31, 1998 ranged from 7.3x to 13.5x, with a mean of 10.9x, the FFO multiples for the Comparative Factory Outlet Companies for the same period ranged from 7.4x to 10.9x, with a mean of 9.2x. Per share values for the Company were computed by multiplying the Company's projected FFO per share by the low, high and mean FFO multiples for the Comparative Community Center Companies and the Comparative Factory Outlet Companies for the years ended December 31, 1997 and 1998. The values produced by this method ranged from $8.86 to $17.02 per share for the year ended December 31, 1997 and $9.13 to $16.86 for the year ended December 31, 1998. DLJ noted that the Transaction Price of $9.50 per share is at the low end of the valuation ranges produced by this method. DLJ noted
that the  range of  implied  values  reflect,  among  other  factors,  the lower leverage and higher anticipated FFO per share growth of the comparative companies and that the implied share prices indicated by this methodology using estimates of the Company's FFO per share on a leverage neutral basis would be significantly lower. None of the companies utilized in the above analysis for comparative purposes is, of course, identical to the Company. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in the financial and operating characteristics of the comparative companies and other factors that could affect the public trading value of the comparative companies as well as that of the Company. In addition, the multiples of common stock price to projected 1997 FFO per share and projected 1998 FFO per share for the comparative companies are based on projections prepared by research analysts using only publicly available information. Accordingly, such estimates may or may not prove to be accurate.

     Comparative Transactions Analysis. DLJ reviewed the financial terms, to the extent publicly available, of six comparable investments in publicly traded REITs (the "Selected Transactions"). DLJ calculated the premiums over market price one day prior to the announcement date and 30 days prior to the announcement date for the Selected Transactions and applied those premiums to the closing price of the Company Common Stock of $7.88 on February 11, 1998. The Selected Transactions included the following transactions: (i) Security Capital U.S. Realty's investment in Carr Realty Corporation, (ii) Security Capital U.S. Realty's investment in Storage USA, Inc., (iii) Lazard Freres Real Estate Investors' investment in Alexander Haagen Properties, (iv) Security Capital U.S. Realty's investment in Regency Realty Corporation, (v) Tiger/Westbrook Real Estate Fund, L.P.'s investment in Essex Property Trust and (vi) Security Capital U.S. Realty's investment in Prime Retail, Inc. DLJ noted that the Selected Transactions were effected at prices compared to the market price one trading day prior to the public announcement of the transactions ranging from a discount of 7.8% to a premium of 10.3% (with a mean premium of 0.8%) and prices compared to the market price thirty trading days prior to the public announcement of the transactions ranging from a discount of 0.6% to a premium of 11.7% (with a mean premium of 5.4%). DLJ observed that the indicated range of premiums from the Comparative Transactions was less than the 20.6% premium indicated by the Transaction Price of $9.50 per share over the unaffected closing price of the Company's Common Stock of $7.88 on February 11, 1998. DLJ also calculated the implied per share value for the Company by applying the mean premium one day and 30 days prior to the announcement of the Selected Transactions to the closing price of the Company's Common Stock of $7.88 on February 11, 1998. DLJ observed that the range of per share values produced by this method was $7.94 to $8.31 per share and that the Transaction Price of $9.50 per share was above the range of per share values produced by this method.


     Premiums Paid Analysis. DLJ compared the 20.6% premium implied by the Transaction Price of $9.50 per share over the unaffected closing price of the
Company's Common Stock of $7.88 on February 11, 1998, with the percentage premium of the offer price over the trading prices one day and seven days prior to the announcement date of approximately 450 merger and acquisition transactions involving public company targets with total market capitalizations less than $750 million. The transactions analyzed consisted of recent stock-for-stock and cash-for-stock merger or acquisition transactions in which the target company was a domestic non-financial, publicly traded company and in which more than 50% of the target company's stock was acquired. The transactions involve companies not necessarily directly comparable to the Company. The median premiums for the stock-for-stock transactions over the trading prices, one day and seven days prior to the announcement dates were 34.6% and 40.5%, respectively, and the median premiums for all the transactions over the trading prices, one day and seven days prior to the announcement dates were 30.1% and 35.2%, respectively. DLJ applied the median premiums from all of the merger and acquisition transactions as well as the median premiums from all of the stock-for-stock merger and acquisition transactions and applied them to the unaffected closing price of the Company's Common Stock on February 11, 1998 of $7.88 to arrive at a range of implied per share values. Based on this analysis, DLJ arrived at an implied value range of $10.06 to $10.74 per share. Based on this analysis, the implied premium of 20.4% and the Transaction Price of $9.50 per share were below the range of premiums and range of implied stock prices indicated by the merger transactions analyzed. DLJ noted that the lower comparative premium paid in the Transaction may be a result of the stable net asset value of the underlying real estate properties and the lack of significant control premiums paid in typical REIT merger and acquisition transactions. In addition, DLJ noted that the Company's Common Stock has lower price volatility than the overall market.

     Net Asset Valuation Analysis. DLJ performed a net asset valuation analysis of the Company's operating community center and factory outlet center properties by subtracting outstanding debt from the gross estimated value of the properties including, at the direction of the Company's management, certain pending acquisitions. The gross estimated value for the Company's community center and factory outlet operating assets was estimated by capitalizing 1998 net operating income for such properties, including an adjustment for market rate management fees, using a range of capitalization rates. The range of capitalization rates applied was based on industry surveys published by certain independent research firms. DLJ applied capitalization rates ranging from 9.5% to 11.5% for the community center properties and 10.0% to 12.0% for the factory outlet center properties. In applying the range of capitalization rates, DLJ took into consideration current market conditions, property characteristics and the projected financial performance of the assets. The net asset valuation was further adjusted for construction in progress. DLJ adjusted the debt and common share equivalents used in the net asset valuation analysis for debt to be assumed and Units to be issued for certain pending property acquisitions. The net asset valuation analysis produced a range of estimated equity value of approximately $128.3 million to $221.4 million, or $7.06 to $12.19 per share of Common Stock. DLJ observed that the Transaction Price of $9.50 per share was within the range of value estimates produced by this method.

     Accretion / (Dilution) Analysis. DLJ performed an analysis of the effect of the Transaction on the Company's FFO per share for 1998 and 1999, based on projections and other information supplied by the Company's management. The base case projections (i.e., projections assuming no Transaction) prepared by the Company's management were based on: (i) 1998 budgeted net operating income for the Company's owned properties and certain acquisitions, increasing four percent annually, (ii) interest expense and principal payments of existing debt terms,
(iii) completion of identified acquisitions, proposed developments and joint ventures at budgeted costs and annual returns on cost of 10.5% to 15.0%, (iv) dividend policy of paying minimum allowable dividend under REIT requirements,
(v) $100 million of new common equity at future implied stock prices over the next 18 months with net proceeds used to pay down debt to a targeted stabilized debt-to-market capitalization ratio of 45% to 50%, and (vi) excess cash flow (defined as revenues less operating expenses, capital expenditures, debt service and stock dividends) used to pay down debt. The Company based its projected annual returns on information obtained during its negotiations, analysis of similar acquisition and joint venture opportunities, and an analysis of the terms of comparable market transactions. The base case projections indicated annual FFO per share of $1.25 in 1998 and $1.26 in 1999 and forward 12-month FFO multiples of 7.7x in 1998 and 8.0x in 1999. DLJ adjusted the projected base case results of the Company to give effect to the Transaction, including among other things, a more aggressive acquisition and development program and a targeted stabilized debt-to-market capitalization ratio of 30% to 35%, to arrive at projected FFO per share for the Company pro forma for the Transaction. The projections pro forma for the Transaction indicated annual FFO per share of $1.15 in 1998 and $1.30 in 1999. DLJ then compared the resulting FFO per share pro forma for the Transaction to the Company's base case FFO per share. This analysis indicated that the pro forma impact of the Transaction would be FFO per share dilutive in 1998 and FFO per share accretive in 1999. DLJ observed that the Transaction would significantly reduce the Company's debt to market capitalization ratio in comparison to the stand alone base case scenario (44.1% vs. 60.8% in 1998 and 35.3% vs. 48.9% in 1999). Based on the Company's assumption that the lower leverage post-Transaction would result in an expansion of the Company's FFO multiple to 9.2x in 1998 and 9.6x in 1999, DLJ noted that the implied year-end share prices pro forma for the Transaction were, based on this analysis, projected to be higher than the base case estimated share prices in both 1998 and 1999. DLJ observed that the Transaction would be beneficial to the Company with respect to FFO per share accretion in 1998 and share price accretion and leverage in 1998 and 1999.

     Discounted Dividend Analysis. The discounted dividend valuation assumes, as a basic premise, that the value of a share of common stock of a company can be determined with reference to the present value of the projected dividends to common stockholders over an investment period plus the present value of the future stock price at the end of such investment period. DLJ used the base case projections and other information supplied by the Company to estimate the future quarterly common dividends for the Company (based on the assumption that the Company will continue to pay the minimum allowable common dividends for REITs). The present value of common dividends for the five year period beginning January 1, 1998 through December 31, 2002, inclusive, was calculated using discount rates ranging from 12.5% to 22.5%, based on equity return requirements of private equity investors in similar real estate transactions.


     DLJ estimated the terminal common stock value as of December 31, 2002 by applying FFO multiples of 7.5x to 9.5x to estimated 2002 FFO per share. DLJ discounted the range of terminal values back to January 1, 1998 at discount rates ranging from 12.5% to 22.5%, the same discount rates used in calculating the present value of common dividends. DLJ then added together the range of present values of the dividends and the range of present values of terminal common stock value to arrive at a discounted cash flow valuation for the Company's equity. DLJ observed that the Transaction Price of $9.50 per share was within the implied per share value range of $6.07 to $12.08 produced by this method.




     Projected Stockholder Return Analysis. DLJ performed an analysis of the effect of the Transaction on the Company's projected annualized common stockholder returns for the five-year period beginning January 1, 1998 through December 31, 2002, based on the base case projections and the projections pro forma for the Transaction prepared by the Company's management. For the base case scenario, assuming internal growth rates ranging from 3.0% to 5.0% and stabilized FFO multiples ranging from 7.5x to 9.5x, DLJ observed projected five-year annualized common stockholder returns ranging from 14% to 25%. Pro forma for the Transaction, assuming internal growth rates ranging from 3.0% to 5.0% and stabilized FFO multiples ranging from 8.0x to 12.0x, DLJ noted projected five-year annualized common stockholder returns ranging from 22% to 38%. DLJ noted that holders of the Company's Common Stock are projected to receive higher five-year annualized common stockholder returns assuming the Transaction is completed than in the base case scenario.


     Contingent Value Right Analysis. DLJ performed an analysis of the contingent value right which, under the terms of the Agreements, will be "in the money" if the annualized return to the Investor from the Transaction through January 1, 2004, excluding the contingent value right, is less than 15%. DLJ analyzed the projected annualized return to the Investor based on the financial projections pro forma for the Transaction prepared by the Company's management. DLJ performed a sensitivity analysis of the projected annualized returns based on annual net operating income growth rates ranging from 1.0% to 5.0% and stabilized FFO multiples ranging from 7.0x to 12.0x. DLJ noted that based on the sensitivity analysis of Company management projections pro forma for the Transaction, the contingent value right will not be "in the money" unless the Company has very low internal growth or minimal multiple expansion.

     The summary set forth above does not purport to be a complete description of the analyses performed by DLJ, but describes, in summary form, the material elements of the presentation by DLJ to the Company's Board on February 19, 1997 in connection with its preparation of the DLJ Opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the Transaction and add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. DLJ did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion.

In performing its analyses, DLJ made numerous assumptions with respect to industry performance, business, economic, market and financial conditions and other matters, including the absence of any material changes in the real estate markets in which the Company conducts business, U.S. economic conditions generally and the financial markets and mergers and acquisitions markets in particular. The analyses performed by DLJ are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.


     The Company has paid DLJ $700,000 for its services in rendering its opinion and has agreed to reimburse DLJ for reasonable out-of-pocket expenses pursuant to the engagement letter dated May 23, 1997. The Company has also agreed to indemnify DLJ, its affiliates and their respective directors, officers, employees, agents and controlling persons against certain liabilities, including liabilities under federal securities laws. Although the Company believes that DLJ is not entitled to any additional fees or consideration in connection with the Transaction, DLJ has notified the Company that it believes it is entitled to additional fees totaling $3.9 million, including "success based" advisory fees, under the terms of its engagement letter with the Company dated May 23, 1997. As of the date hereof, there has been no resolution of the disagreement.

     DLJ may actively trade the securities of the Company for its own account and for the accounts of its customers and, accordingly, DLJ may at any time hold long or short positions in such securities. Other than the current engagement, DLJ has not been paid for providing investment banking or advisory services to the Company over the past five years.

Cautionary Note Regarding Forward-Looking Statements

     This proxy statement contains forward-looking statements. This is especially true with respect to the description of the base case projections and the projections pro forma for the Transaction under the caption "-- Opinion of Financial Advisor." Throughout this proxy statement, words such as "expect," "should," "will," "anticipate," "project," and "assume" and words of similar meaning indicate a forward-looking statement. These forward-looking statements are based on numerous assumptions that may prove to be inaccurate. Factors that could cause these forward-looking statements to be inaccurate include, but are not limited to, greater than expected development of retail shopping centers, an unanticipated downturn in the national or southeastern economy, an unforeseen weakening of the financial condition of the Company's tenants, and the failure to close pending acquisitions, such as the Konnover Transaction. As a result, no assurances can be made regarding the realization of any of the forward-looking statements set forth in this proxy statement.

Recommendation of the Board and Description of its Decision-Making Process

     The Board of Directors of the Company has approved the Transaction and has determined that the Transaction is in the best interests of the Company and its stockholders. The Board recommends that stockholders vote "FOR" approval of the Transaction.

     The Board believes that the Transaction is in the best interests of the Company and its stockholders because it represents an opportunity to improve long-term stockholder value by providing the Company with access to significant equity capital at an attractive cost and strategic resources not otherwise readily available to it, thereby enhancing the Company's ability to capitalize on community shopping center opportunities. The Board concluded that the Transaction was more likely to maximize long-term stockholder value than any other known alternative. See "-- Advantages of the Transaction" above.

     As discussed above under "-- Background of the Transaction," the Board of Directors met several times to discuss the merits of the Transactions and explore the other options available to the Company. In making their decision to enter into the Transaction, the Board compared the benefits of the Transaction with the detriments. DLJ's opinion as to the fairness of the Transaction and each of the factors described above at "-- Advantages of the Transaction" influenced the Board to conclude that the Transaction was in the best interest of the Company and its stockholders. Each of the factors described above at "-- Disadvantages of the Transaction" caused the Board to question whether the Transaction was, in fact, in the best interest of the Company and its stockholders.

     After due discussion of such potential benefits and adverse effects, the Board concluded that the potential beneficial effects outweighed the potential adverse effects. In view of the wide variety of factors considered in connection with its evaluation of the beneficial and adverse effects, the Board did not find it practical to quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

Appraisal Rights

     Under Maryland law, the stockholders of the Company have no appraisal rights with respect to the Transaction.


Required Vote and Related Matters

     Proposal Two, the approval of the Transaction, requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all shares of Common Stock entitled to vote on the proposal. The Investor is not entitled to vote on Proposal Two. For purposes of the vote on Proposal Two, an abstention or a broker non-vote (i.e., shares held by a broker or nominee which are represented at the Annual Meeting but with respect to which such broker or nominee is not empowered to vote on a proposal) will have the effect of a vote against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

     Approval of the Transaction by the requisite vote of the stockholders of the Company is a condition to consummation of the Transaction (except for the Initial Purchase by the Investor of 2,350,000 shares on March 23, 1998).

     THE BOARD OF DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE "FOR" PROPOSAL
TWO.


                                 PROPOSAL THREE:
             AMENDMENT OF CHARTER TO CHANGE THE NAME OF THE COMPANY


     The Company has entered into definitive agreements with affiliates of Konover & Associates South, a privately held real estate development firm based in Boca Raton, Florida, to acquire 11 community shopping centers totaling approximately 2.0 million square feet, as well as certain affiliated management and leasing contracts (the "Konover Transaction"). The shopping centers to be acquired (the "Konover Centers") are located in the Company's target markets of Florida, North Carolina, Alabama, Virginia and Georgia and are anchored by such tenants as Winn-Dixie, Kroger, Eckerd Drug Store, Home Depot and Food Lion. The purchase price for the Konover Transaction consists of approximately $24 million in equity, plus the assumption of approximately $76 million in debt. At closing, $17 million of the equity will be paid, at the seller's election, in the form of Units and/or cash. The remaining $7 million in equity will be paid in cash over a three-year period with interest at 7.75% per annum.


     As discussed above under "Proposal One: Election of Directors," the Company has agreed to elect Mr. Konover as Chairman of the Board of Directors no later than the final closing of the Konover Transaction. The Konover Transaction is expected to be closed shortly after the Annual Meeting, assuming satisfaction of closing conditions.

     Simon Konover, 76, is the founder of Konover & Associates, a $500 million-plus real estate enterprise located in West Hartford, Connecticut. The organization includes shopping centers, office buildings, hotels and residential communities. The shopping center portfolio includes over 100 centers and 11 million square feet. In the mid-1960s,

Mr. Konover began developing retail centers in south Florida and in late 1989 founded Konover & Associates South, located in Boca Raton, Florida.

     Neither the acquisition of the Konover Centers nor the election of Mr. Konover to the Chairman of the Board requires the approval of the stockholders. Assuming satisfaction of the conditions to closing (including the Lazard Investment or an equity investment of at least $75 million on terms at least as favorable to the Company as the Lazard Investment), the Company will acquire the Konover Centers and elect Mr. Konover as Chairman, to serve until the election of directors at the 1999 annual meeting of the stockholders.


     The Board of Directors believes that the Konover Transaction and, even more importantly, the addition of Simon Konover as Chairman of the Board will greatly enhance the Company's ability to reach its long-term objectives. Mr. Konover has a national reputation in the real estate and retail shopping center industries. The Board of Directors believes that the Company can maximize the benefits of the Konover Transaction by changing its name to "Konover Property Trust, Inc." and its NYSE-assigned stock symbol to "KPT."


     The Board of Directors is seeking stockholder approval to amend the Company's charter to change its name to "Konover Property Trust, Inc." In the event stockholder approval of the proposed charter amendment is not obtained, the Company is contractually obligated under the agreements with Konover to do business under a name substantially similar to "Konover/FAC."

     If the name change is approved, the Company will file a certificate of amendment to its charter as soon as practicable after the completion of the Konover Transaction. As amended, Article FIRST of the Charter would read as follows: "The name of the Corporation is Konover Property Trust, Inc."


     Proposal Three, approval of change of the Company's name, requires the affirmative vote of a majority of all of the votes entitled to be cast on the matter. For purposes of the Vote on Proposal Three, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will count toward the presence of a quorum.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL THREE.


                                 PROPOSAL FOUR:
                  CHARTER AMENDMENT TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF CAPITAL STOCK

     The Company's charter currently authorizes 75,000,000 shares of capital stock, consisting of 45,000,000 shares of Common Stock, 5,000,000 shares of preferred stock, par value $25.00 per share (the "Preferred Stock"), and 25,000,000 shares of excess stock, par value $.01 per share (the "Excess Stock"). The Board of Directors recommends amending the charter to increase the number of authorized shares of capital stock to 130,000,000, consisting of 100,000,000 shares of Common Stock, 5,000,000 shares of Preferred Stock and 25,000,000 shares of Excess Stock. The charter would continue to provide that the Board of Directors could reclassify any unissued shares of capital stock.


     Although the Company only has 14,277,452 shares of Common Stock outstanding, approximately 28,000,000 additional shares of Common Stock are issuable in connection with (i) the Lazard Investment, (ii) the redemption of outstanding Units and Units to be issued in the Konover Transaction, (iii) the possible conversion of the outstanding Preferred Stock into shares of Common Stock, (iv) the exercise of existing stock options and (v) the exercise of outstanding warrants.


     The Board of Directors believes that the proposed increase is desirable so that the Company will have more flexibility to issue shares of Common Stock without the expense and delay of a special stockholders' meeting in

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



connection with acquisitions involving Common Stock or Units, equity financings, incentive compensation of directors and employees, and for other corporate purposes for which the issuance of Common Stock may be advisable.

     The increase in authorized capital stock would not have any immediate effect on the rights of existing stockholders. However, the Board of Directors would have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or stock exchange regulations. (For example, stockholder approval is required in connection with the Lazard Investment because of the rules of the New York Stock Exchange.) To the extent that additional authorized shares are issued in the future, they would decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they were issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.


     Proposal Four, approval of an increase in the number of shares authorized for issuance, requires the affirmative vote of a majority of all of the votes entitled to be cast on the matter. For purposes of the vote on Proposal Four, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will count toward the presence of a quorum.


     THE BOARD OF DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE "FOR" PROPOSAL
FOUR.


                                 PROPOSAL FIVE:
          AMENDMENT TO THE COMPANY'S 1993 EMPLOYEE STOCK INCENTIVE PLAN

Reasons for Amendment

     The Board of Directors proposes that the stockholders approve an amendment (the "Stock Plan Amendment") to the Company's 1993 Amended and Restated Employee Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder (the "Plan Shares") from 1,100,000 to 2,800,000. The Plan was previously amended by the stockholders at the 1996 annual meeting to increase the number of Plan Shares from 525,000 to 1,100,000. As of March 1, 1998, options to purchase 906,050 Plan Shares had been granted under the Stock Incentive Plan, inclusive of options to purchase 190,800 Plan Shares issued to certain former officers of the Company. Although disputed by such former officers, the Company believes the exercise period for such options has expired. For a discussion of the repricing of options issued under the plan, see "Executive Compensation --Executive Compensation Committee Report on Executive Compensation -- Report on Repricing of Options." The policy of the Board is to not issue options that would cause the total number of outstanding options to exceed 7% of the then outstanding shares of Common Stock. The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the Stock Plan Amendment to enable the Company to continue to grant options in the future to secure and retain the services of key employees. Moreover, the Board of Directors believes the additional financial incentive inherent in new or additional ownership of shares of the Common Stock by its key employees is beneficial to the Company.

Summary Plan Description


     General. Stock options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the regulations promulgated thereunder, as well as "nonqualified stock options," may be granted under the Stock Incentive Plan. Unless specified to the contrary, the terms "option" and "stock option," when used in this summary description, refer to both incentive stock options and nonqualified stock options. The Stock Plan Amendment would increase the aggregate number of Plan Shares to 2,800,000. The Stock Incentive Plan expires on March 30, 2003. Any stock option outstanding at the expiration date will remain outstanding until it has either expired or been exercised.


     Administration. The Stock Incentive Plan is administered by the Executive Compensation Committee (the "Committee"). The Committee has full authority to determine and designate employees eligible to receive option grants and to determine the nature and terms of such grants. The interpretation and construction by the Committee of any provision of the Stock Incentive Plan or of any stock option granted under it and the administration of the Stock Incentive Plan by the Committee is final.

     Eligible Employees. The Committee selects the key employees of the Company who will be granted options under the Stock Incentive Plan. The approximate number of employees of the Company currently eligible to participate in the Stock Incentive Plan is 13.

     Grant of Options. Subject to certain limitations explained below, the Committee may grant stock options from time to time during the period that the Stock Incentive Plan is in effect to such key employees of the Company as in the opinion of the Committee will best further the interests of the Company and achieve the purposes of the Stock Incentive Plan. No option under the Stock Incentive Plan will be granted to any individual who, at the time of grant, is not an employee of the Company (or has agreed to become an employee). The Committee may not grant incentive stock options to an employee if the aggregate fair market value (determined at the time the incentive stock option is granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all option plans of the Company) will exceed $100,000.

     Exercise. Stock options, to the extent vested, may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment shall be made in cash or, at the discretion of the Committee, in shares of Common Stock previously acquired by the optionee, or in a combination of cash and such shares. The fair market value of shares of Common Stock tendered on exercise of the stock option shall be determined on the date of exercise.

     Stock options may also be exercised in whole or in part by giving an irrevocable written notice of exercise to the Company. The date on which such notice is received by the Company shall be the date of exercise of the stock option, provided that within five business days of delivery of such notice the funds to pay for the exercise of such option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying such stock option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of such stock option.


     Option Price. The option price per share of Common Stock to be paid upon the exercise of an option will not be less than the fair market value per share at the time the option is granted. Such fair market value will be the closing sale price per share of Common Stock (or in the event there are no sales, then the average of the opening bid and asked prices per share of Common Stock) on the New York Stock Exchange on the last trading day preceding the date on which the option is granted.


     Transfer and Termination of Options. An option may not be transferred by the optionee other than by will or the laws of descent and distribution. An option may be exercised during the optionee's lifetime only by the optionee or his duly authorized legal representative if the optionee is unable to exercise his option as a result of the optionee's disability, but only if and to the extent permitted by Section 422 of the Code, and, after his death, only by the administrator or executor of the optionee's estate. If an optionee leaves the Company's employment voluntarily or is released by the Company for "cause" (as that term is defined in the Stock Incentive Plan), options granted to that optionee terminate on the effective date of termination of the optionee's employment. An uninterrupted transfer of an optionee's employment to or between the Company and/or any parent or subsidiary corporation of the Company is not deemed to be a termination of employment.

     If an optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company, any option granted to such optionee will be exercisable only for the one year succeeding cessation of employment due to such disability. If an optionee dies while employed by the Company, an option granted to such optionee will be exercisable by his administrator or executor for one year after the optionee's death. If the optionee is terminated by the Company without "cause," any incentive stock options held by an optionee must be exercised within three months of the date of such termination and any other options granted to the optionee must be exercised within one year following such termination.


     Notwithstanding the foregoing, no option may be exercised after the expiration of the option period. Upon the occurrence of a change in control of the Company (as defined in the Stock Incentive Plan), all stock options granted under the Stock Incentive Plan become immediately vested and exercisable in full. The Company has obtained waivers from the current participants in the Stock Incentive Plan to the effect that the Transaction will not result in the acceleration of the vesting of the participants' stock options under the plan.


     Adjustment of Shares. The Committee will automatically adjust the number and kind of shares, both in the aggregate and as to each optionee, available for and subject to options and the option price payable upon exercise thereof to prevent dilution or enlargement of option rights in the event of a change in the number or kind of outstanding shares of the Company by reason of capitalization, merger, consolidation, reorganization, stock split, stock dividend, combination of shares or any other change in the corporate structure or shares of stock of the Company.

     Termination and Amendment of the Stock Incentive Plan. Options may be granted under the Stock Incentive Plan at any time until and including March 30, 2003, on which date the Stock Incentive Plan will expire except as to options then outstanding. Options outstanding at the time will remain in effect until they have been exercised or have expired.

     The Board of Directors may alter, amend or revoke the Stock Incentive Plan in whole or in part at any time; provided, however, that in no event, without the approval of the stockholders, may any action of the Board of Directors result in: (i) materially amending, modifying or altering the eligibility requirements provided in the Stock Incentive Plan; (ii) materially increasing, except as provided in the Stock Incentive Plan, the maximum number of shares of Common Stock that may be made subject to grants under the Stock Incentive Plan;
(iii) materially increasing the benefits accruing to participants under the Stock Incentive Plan; or (iv) reducing the minimum option price requirements.

     Federal Tax Consequences. The following is a summary only of the general tax principles applicable to the Stock Incentive Plan under federal law as in effect on the date of this Proxy Statement.

     There are no tax consequences to the optionee upon the grant of an incentive stock option pursuant to the Stock Incentive Plan. There are no tax consequences to the optionee upon exercise of an incentive stock option, except that the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to alternative minimum tax. If the shares of Common Stock acquired are not disposed of within two years from the date the option was granted or within one year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as capital gain and any loss will be characterized as long-term capital loss. If all requirements other than the above-described holding period requirements are met, a "disqualifying disposition" occurs and gain in an amount equal to the fair market value of the shares on the date of exercise minus the option exercise price (except for certain "wash" sales, gifts or sales to related persons), is taxed as ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the optionee's ordinary income at that time. The gain in excess of this amount, if any, will be characterized as capital gain if the optionee held the shares for more than one year. There are no tax consequences to the Company upon the grant of an incentive stock option nor upon the exercise of an incentive stock option unless a "disqualifying disposition" occurs.

     There are no tax consequences to the optionee upon the grant of a nonqualified option pursuant to the Stock Incentive Plan. Upon the exercise of a nonqualified stock option, taxable ordinary income will be recognized by the holder in an amount equal to the excess of the fair market value of the shares purchased as the time of such exercise over the aggregate option price. The Company will be entitled to a corresponding federal income tax deduction. Upon any subsequent sale of the shares, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of the subsequent sale of the shares.

Options Granted to Date


     The following table shows the aggregate number of Plan Shares subject to options granted under the Stock Incentive Plan through the Record Date as to (a) each named executive officer; (b) all current executive officers as a group and
(c) all other employees as a group. As of May 29, 1998, the closing price of the Common Stock on the New York Stock Exchange was 8 5/8 per share.



                                                       Options Received
Name and Position                                        to Date (#)
-----------------                                        -----------
C. Cammack Morton
       President and Chief Executive Officer               300,000
Patrick M. Miniutti
       Executive Vice President and Chief
       Financial Officer                                   200,000
William H. Neville
       Executive Vice President and Chief
       Operating Officer                                    50,000
Christopher G. Gavrelis
      Executive Vice President - Management                 35,000
Connell L. Radcliff
      Senior Vice President - Development                   63,250
All current executive officers as a
group (7)......................................            693,250
All employees as a group (200) ................            758,250

Required Vote

     Proposal Five requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all shares of common stock entitled to vote on the proposal. For purposes of the vote on Proposal Five, an abstention or a broker non-vote will have the effect of a vote against the proposals, unless holders of more than 50% interest of all shares of common stock entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

     THE BOARD OF DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE "FOR" PROPOSAL
FIVE.


                                  PROPOSAL SIX:
                                AMENDMENT OF THE
                 1995 OUTSIDE DIRECTORS' STOCK COMPENSATION PLAN

     The Board of Directors recommends that the stockholders approve an amendment to the Company's 1995 Outside Directors' Stock Compensation Plan (the "Directors' Plan") to increase the shares of Common Stock authorized to be issued under the Directors' Plan from 25,000 to 150,000. The Directors' Plan was adopted in 1995 by the Company to provide an incentive of increased Common Stock ownership to the members of the Board of Directors of the Company who are not officers or employees of the Company or any of its subsidiaries ("Outside Directors"). The Directors' Plan is administered by the executive compensation committee. Information regarding the Directors' Plan is set forth below.

     Outside Directors receive an annual retainer fee of $12,000 that is paid in equal semi-annual installments (the "Retainer Fee") plus a fee of $1,000 (plus out-of-pocket expenses) for attendance in person at each meeting of the Board of Directors or a committee (the "Meeting Fee"). Outside Directors may elect to receive all or a portion of their Retainer Fee and Meeting Fees in shares of Common Stock or options to purchase Common Stock issued under the Directors' Plan in lieu of a cash payment. If an Outside Director elects to receive a portion of his Retainer Fee or Meeting Fee in shares of Common Stock, the number of shares of Common Stock awarded to Outside Directors in lieu of a cash payment will be based on the price of the Common Stock on the New York Stock Exchange on the business day immediately preceding the relevant payment date. If an Outside Director elects to receive a portion of his Retainer Fee or Meeting Fee in options to purchase shares of Common Stock, the number of options awarded will vary with the exercise price such that the difference between the fair market value of the shares underlying the options and the aggregate exercise price of the options equals such portion of the cash director fees foregone. The executive compensation committee may also grant discretionary awards of options to purchase Common Stock to Outside Directors. In no event, however, may the total number of shares and options granted to an Outside Director in any year exceed 5,000, including shares and options issued as Retainer Fees and Meeting Fees.

     The exercise price for each option issued under the Directors' Plan will be not less than the fair market value of a share of Common Stock on the date of grant, except that options received in lieu of cash Retainer Fees or Meeting Fees will have an exercise price of not less than such fair market value minus the amount of such fees that the director elected to forego.

     As of March 1, 1998, 11,376 shares of Common Stock had been issued or reserved for issuance upon exercise of outstanding options under the Directors' Plan. The proposed amendment to the Directors' Plan would increase the number of shares of Common Stock authorized to be issued under the Directors' Plan from 25,000 to 150,000. The Board of Directors believes this increase is necessary because each current Outside Director has elected to receive up to $20,000 of their Retainer Fee and Meeting Fees in shares of Common Stock in lieu of a cash payment. Moreover, the Board of Directors believes that the additional financial incentive inherent in new or additional ownership of shares of Common Stock by its directors is beneficial to the Company.

     Proposal Six requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all shares of Common Stock entitled to vote on the proposal. For proposes of the vote on Proposal Six, an abstention or a broker non-vote will have the effect of a vote against the proposals, unless holders of more than 50% in interest of all shares of Common Stock entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL SIX.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each director and officer of the Company is required to file with the Securities and Exchange Commission, by a specified date, reports regarding his or her transactions involving the Company's Common Stock. To the Company's knowledge, based solely on the information furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all such filing requirements were complied with, except that the exchange of unvested shares of Restricted Stock for Repurchase Options described at "Executive Compensation--Executive Compensation Committee Report--Restricted Stock" was reported late by Messrs. Morton, Miniutti, Neville, Gavrelis and Radcliff and Ms. Thorburn.


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




                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following documents filed with the Commission pursuant to the Exchange Act are incorporated herein by reference: (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as amended on Form 10-K/A filed on June 3, 1998; (2) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998; (3) the Company's Current Report on Form 8-K dated March 23, 1998 as amended on Form 8- K/A filed on June 3, 1998; (4) the Company's Current Report on Form 8-K dated June 3, 1998; and (5) all other documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Special Meeting.

     Any statement contained in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified shall not be deemed to constitute a part of this Proxy Statement except as so modified, and any statement so superseded shall not be deemed to constitute part of this Proxy Statement.

     The Company undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon request, a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, and any or all other documents that are incorporated herein by reference, other than exhibits to such documents. Requests for such copies should be directed to the Company, at its principal executive offices, Attention: Linda Swearingen, 11000 Regency Parkway, Suite 300, Cary, North Carolina 27511; telephone number (919) 462-8787.



                             ADDITIONAL INFORMATION

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, including matters incident to the Annual Meeting, the persons named in the accompanying proxy will vote proxies as they deem appropriate with respect to such matters.


                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company at 11000 Regency Parkway, Suite 300, Cary, North Carolina 27511, on or before __________ for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders.

                                         By Order of the Board of Directors



                                         ROBIN W. MALPHRUS, ESQ.
                                         Secretary

Dated: ______, 1998

                                                                      APPENDIX A

                                                                [EXECUTION COPY]














                              AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT


                                 by and between


                             FAC REALTY TRUST, INC.

                                       and

                         PROMETHEUS SOUTHEAST RETAIL LLC


                                   dated as of

                                 March 23, 1998

         THIS AMENDED AND RESTATED STOCK PURCHASE AGREEMENT (this
"Agreement"), dated as of March 23, 1998, is made by and between FAC Realty Trust, Inc., a Maryland corporation (the "Company") and Prometheus Southeast Retail LLC ("Buyer"), an affiliate of Lazard Freres Real Estate Investors, LLC, a Delaware limited liability company ("LFREI").


                                    RECITALS:

         WHEREAS, the Company and Buyer entered into that certain stock purchase agreement, dated as of February 24, 1998 (the "First Agreement");

         WHEREAS, the Company and Buyer desire to amend and restate in its entirety the First Agreement as set forth herein;

         WHEREAS, the First Agreement, as amended and restated as set forth herein shall be referred to as the "Agreement";

         WHEREAS, Buyer wishes to purchase from the Company, and the Company wishes to sell to Buyer, (i) an aggregate of 21,052,632 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock"), at a purchase price of $9.50 per share and (ii) contingent value rights (the "Contingent Value Rights") of the Company as further described in the Contingent Value Right Agreement (as defined herein); and

         WHEREAS, the Company and Buyer believe that the combination in a strategic alliance of the leadership, expertise and experience in retail development and operations of the Company and the proven investment and capital markets expertise and access to capital of Buyer and its affiliates will significantly enhance the Company's ability to pursue its growth and operating strategies;

         NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         Section 1.1 "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Government Authority.

         Section 1.2 "ADA" shall have the meaning set forth in Section 3.11(e).

         Section 1.3 "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, and as in effect on the date hereof.

         Section 1.4 "Agreement" shall mean this Stock Purchase Agreement as amended and restated, together with all schedules and exhibits referenced herein.

         Section 1.5 "Army Corps of Engineers" shall have the meaning set forth in Section 3.11(d).

         Section 1.6 "Benefit Arrangements" shall have the meaning set forth in
Section 3.13(h).

         Section 1.7 "Blue Sky Laws" shall have the meaning set forth in Section 3.4(e).

         Section 1.8 "Board" shall mean the Board of Directors of the Company.

         Section 1.9 "Break-up Fee" shall have the meaning set forth in Section 9.3(b).

         Section 1.10 "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed.

         Section 1.11 "Buyer" shall have the meaning set forth in the first paragraph hereof.

         Section 1.12 "Capital Expenditure Budget and Schedule" shall have the meaning set forth in Section 3.11(i).

         Section 1.13 "CERCLA" shall have the meaning set forth in Section 3.12(e).

         Section 1.14 "Claim" shall have the meaning set forth in Section 3.12(g)(i).

         Section 1.15 "Closing" shall mean the consummation of any Stock
Purchase.

         Section 1.16 "Closing Date" shall mean, with respect to the consummation of any Stock Purchase, the date on which the conditions set forth herein with respect thereto shall be satisfied or duly waived, or if the Company and Buyer mutually agree on a different date, the date upon which they have mutually agreed.

         Section 1.17 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

         Section 1.18 "Commitment" shall have the meaning set forth in Section 3.7.

         Section 1.19 "Company" shall have the meaning set forth in the first paragraph hereof.

         Section 1.20 "Company Charter" shall mean the Amended and Restated Articles of Incorporation of FAC Realty Trust, Inc. and any amendment or supplement thereto, as in effect on the date hereof.

         Section 1.21 "Company Common Stock" shall have the meaning set forth in the second paragraph hereof.

         Section 1.22 "Company Environmental Reports" shall have the meaning set forth in Section 3.12(f).

         Section 1.23 "Company Excess Stock" shall have the meaning set forth in
Section 3.3(a).

         Section 1.24 "Company Leases" shall have the meaning set forth in
Section 3.11(f).

         Section 1.25 "Company Plans" shall have the meaning set forth in
Section 3.13(b).

         Section 1.26 "Company Preferred Stock" shall have the meaning set forth in Section 3.3(a).

         Section 1.27 "Company Properties" shall have the meaning set forth in
Section 3.11(a).

         Section 1.28 "Company Registration Statement" shall have the meaning set forth in Section 3.5(a).

         Section 1.29 "Company Reports" shall have the meaning set forth in
Section 3.5(a).

         Section 1.30 "Company Stock" shall mean, collectively, the Company Common Stock and any other shares of capital stock of the Company.

         Section 1.31 "Company Stock Equivalents" shall have the meaning set forth in Section 5.3(e).

         Section 1.32 "Competing Transaction" shall mean (i) any acquisition in any manner, directly or indirectly (including through any option, right to acquire or other beneficial ownership), of more than 15% of the equity securities, on a Fully Diluted basis, of the Company by a single person or a group of related persons, or assets representing a material portion of the assets of the Company, other than any of the transactions contemplated by this Agreement or (ii) any merger, consolidation, sale of assets, share exchange, recapitalization, other business combination, liquidation, or other action out of the ordinary course of business of the Company (it being understood that acquisitions of real property in exchange for OP Units is in the ordinary course of business), other than any of the transactions contemplated by this Agreement.

         Section 1.33 "Contingent Value Rights" shall have the meaning set forth in the first paragraph of the recitals hereto.

         Section 1.34 "Contingent Value Right Agreement" shall have the meaning set forth in Section 2.6(a).

         Section 1.35 "Controlled Group Liability" shall have the meaning set forth in Section 3.13(h).

         Section 1.36 "Debt Instruments" shall mean all notes, loan agreements, mortgages, deeds of trust or similar instruments which evidence or secure any indebtedness owing by the Company or any of its Subsidiaries.

         Section 1.37 "Development Budget and Schedule" shall have the meaning set forth in Section 3.11(j).

         Section 1.38 "Development Properties" shall have the meaning set forth in Section 3.11(j).

         Section 1.39 "Employee Benefit Plans" shall have the meaning set forth in Section 3.13(h).

         Section 1.40 "Employees" shall have the meaning set forth in Section 3.13(h).

         Section 1.41 "Employment Agreements" shall have the meaning set forth in Section 3.13(a).

         Section 1.42 "Environmental Claim" shall have the meaning set forth in
Section 3.12(g)(ii).

         Section 1.43 "Environmental Laws" shall have the meaning set forth in
Section 3.12(g)(iii).

         Section 1.44 "Environmental Permits" shall have the meaning set forth in Section 3.12(a).

         Section 1.45 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor thereto.

         Section 1.46 "ERISA Affiliates" shall mean any entity which is under "common control" with the Company, within the meaning of Section 4001(b)(1) of ERISA.

         Section 1.47 "Exchange Act" shall have the meaning set forth in Section 3.4(e).

         Section 1.48 "Fair Market Value" shall have the meaning given to it in the Stockholders Agreement.

         Section 1.49 "Final Schedules" shall have the meaning set forth in
Section 5.7.

         Section 1.50 "Fully Diluted" shall mean, with respect to the Company Stock, the total number of outstanding shares of Company Stock (for such purposes, treating as outstanding Company Stock all options or warrants to purchase and securities convertible into (or exchangeable or redeemable for) Company Stock including, without limitation, OP Units), outstanding as of the relevant measurement date, assuming exercise, conversion, exchange or redemption of such other securities.

         Section 1.51 "GAAP" shall have the meaning set forth in Section 3.5(b).

         Section 1.52 "Governing Documents" shall mean this Agreement, the Registration Rights Agreement, the Stockholders Agreement and the Contingent Value Right Agreement.

         Section 1.53 "Government Authority" shall mean any government or state (or any subdivision thereof) of or in the United States, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof, or any governmental court or tribunal.

         Section 1.54 "Ground Leases" shall have the meaning set forth in
Section 3.11(k).

         Section 1.55 "Indemnified Party" shall mean Buyer or the Company, as the context may require.

         Section 1.56 "Initial Closing" shall mean the first Closing, which shall occur on the Target Date.

         Section 1.57 "Initial Number of Shares" shall mean the number of shares of Company Common Stock equal to 19.9% of the aggregate number of outstanding shares of Company Common Stock on the date of the Initial Closing (prior to the issuance of the Initial Number of Shares of Company Common Stock).

         Section 1.58 "Initial Public Offering" shall mean the initial public offering of the common stock of FAC Realty, Inc.

         Section 1.59 "Insurance Policies" shall have the meaning set forth in
Section 3.16.

         Section 1.60 "Investor" shall have the meaning giving to it in the Stockholders Agreement.

         Section 1.61 "Investor Nominee" shall have the meaning given to such term in the Stockholders Agreement.

         Section 1.62 "IRS" shall mean the Internal Revenue Service.

         Section 1.63      "Kane" shall mean Kane Realty Corporation.

         Section 1.64 "Kane and Konover Properties" shall mean the properties to be purchased after the date hereof by the Company pursuant to the Kane Purchase Agreement and the Konover Purchase Agreement.

         Section 1.65 "Kane and Konover Schedules" shall have the meaning set forth in Section 5.8.

         Section 1.66 "Kane Purchase Agreement" shall mean, collectively, those certain Exchange Option Agreements, Master Agreements and other related documents by and among FAC Realty Trust, Inc., FAC Properties, L.P., Carolina FAC L.P., Roy O. Rodwell, Carolyn E. Martin, John M. Kane, Clifford Clark, Mark
E. Pitney, Atlantic Realty LLC, Effell Pembroke, LLC, Park Place FAC LLC and Atlantic RealVest LLC relating to the acquisition by FAC Properties, L.P. of the partnership or other ownership interests in the entities which own title to and/or the shopping center real properties and improvements located at (i) Celebration, Raleigh, NC, (ii) Shoreside, Kitty Hawk, NC, (iii) Stanton, Greenville, NC, (iv) Parkwest, Durham, NC, (v) Brookneal, Brookneal, VA, and
(vi) Keysville, Keysville, VA.

         Section 1.67 "Konover" shall mean Konover Associates South, Inc.

         Section 1.68 "Konover Purchase Agreement" shall mean that certain Master Agreement and other related documents by and among FAC Realty Trust, Inc., FAC Properties, L.P. and the owners of the properties and interests listed therein relating to the acquisition by FAC Properties, L.P. of the title to the shopping center real properties and improvements located at (i) Mobile Festival Centre, Mobile, AL, (ii) The Plaza Shopping Center, Davie, FL, (iii) Square One Plaza, Stuart, FL, (iv) Durham Festival Centre, Durham, NC, (v) Hollywood Festival Centre, Hollywood, FL, (vi) Lenoir Festival Centre, Lenoir, NC, (vii) Oakland Park Festival Centre, Oakland Park, FL, (viii) Tampa Festival Centre, Tampa, FL, (ix) Food Lion Plaza, Petersburg, VA and (x) South Cobb Festival Centre, Smyrna, GA, and of certain management and leasing agreements of Konover Management South.

         Section 1.69 "Kick Out Properties" shall have the meaning set forth in
Section 5.8.

         Section 1.70 "Liabilities" shall mean, as to any person, all debts, adverse claims, liabilities and obligations, direct, indirect, absolute or contingent of such person, whether known or unknown, accrued, vested or otherwise, whether in contract, tort, strict liability or otherwise and whether or not actually reflected, or required by GAAP to be reflected, in such person's or entity's balance sheets or other books and records, including without limitation (i) obligations arising from non-compliance with any law, rule or regulation (including Environmental Laws) of any Government Authority or imposed (including, without limitation, under any Environmental Laws or in connection with Environmental Claims) by any court or any arbitrator of any kind, (ii) all indebtedness or liability of such person for borrowed money, or for the purchase price of property or services (including trade obligations), (iii) all obligations of such person as lessee under leases, capital or other, (iv) liabilities of such person in respect of plans covered by Title IV of ERISA, or otherwise arising in respect of plans for Employees or former Employees or their respective families or beneficiaries, (v) reimbursement obligations of such person in respect of letters of credit, (vi) all obligations of such person arising under acceptance facilities, (vii) all liabilities of other persons or entities, directly or indirectly, guaranteed, endorsed (other than for collection or deposit in the ordinary course of business) or discounted with recourse by such person or with respect to which the person in question is otherwise directly or indirectly liable, (viii) all obligations secured by any Lien on property of such person, whether or not the obligations have been assumed, and (ix) all other items which have been, or in accordance with GAAP would be, included in determining total liabilities on the liability side of the balance sheet.

         Section 1.71 "LFREI" shall have the meaning set forth in the first paragraph hereof.

         Section 1.72 "Liens" shall mean all liens, mortgages, deeds of trust, deeds to secure debt, security interests, pledges, claims, charges, easements and other encumbrances of any nature whatsoever.

         Section 1.73 "Loss and Expenses" shall have the meaning set forth in
Section 8.2(a).

         Section 1.74 "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its Subsidiaries (to the extent of the Company's interests therein) taken as a whole.

         Section 1.75 "Material Company Leases" shall have the meaning set forth in Section 3.11(f).

         Section 1.76 "Materials of Environmental Concern" shall have the meaning set forth in Section 3.12(g)(iv).

         Section 1.77 "19.9% Sale Transaction" shall mean the sale by Investor of the Initial Number of Shares to a person in connection with a Competing Transaction entered into on any date on or prior to the one year anniversary of the date this Agreement is terminated.

         Section 1.78 "19.9% Sale Transaction Profit" shall mean, on any date, the dollar amount equal to (i) the Initial Number of Shares MULTIPLIED BY the price per share actually paid in cash by another person for the shares of Company Common Stock pursuant to a 19.9% Sale Transaction, LESS (ii) $9.50 MULTIPLIED BY the Initial Number of Shares.

         Section 1.79 "1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules" shall have the meaning set forth in Section 3.11(i).

         Section 1.80 "OP Units" shall mean the limited partnership interests in FAC Properties, L.P.

         Section 1.81 "Other Filings" shall have the meaning set forth in
Section 5.1(b).

         Section 1.82 "Pension Plans" shall have the meaning set forth in
Section 3.13(h).

         Section 1.83 "Per Share Purchase Price" shall mean the price of $9.50 per share for the Company Common Stock.

         Section 1.84 "Permitted Liens" shall mean (i) Liens (other than Liens imposed under ERISA or any Environmental Law or in connection with any Environmental Claim) for taxes or other assessments or charges of Government Authorities that are not yet delinquent or that are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves are being maintained by the Company or its Subsidiaries to the extent required by GAAP, (ii) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than Liens imposed under ERISA or any Environmental Law or in connection with any Environmental Claim) imposed by law and created in the ordinary course of business for amounts not yet overdue or which are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained by the Company or its Subsidiaries to the extent required by GAAP and which, to the extent same do not relate to work or materials provided for in the Capital Expenditure Budget and Schedule, the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules or the Development Budget and Schedule, do not exceed $300,000 in the aggregate (excluding from such calculation, any amounts disclosed in writing by the Company to Buyer which (a) are fully covered by insurance held by the Company under which the Company reasonably expects full recovery of such amounts, or (b) for which an adequate escrow has been established and is, at the relevant time, maintained), (iii) the Company Leases and any leases entered into after December 31, 1997 in the ordinary course of business on commercially reasonable terms, (iv) easements, rights-of-way, covenants, restrictions and other similar matters which are customary and typical for properties similar to the Company Properties and which do not (x) interfere materially with the ordinary conduct of any Company Property or the business of the Company and its Subsidiaries as a whole or (y) detract materially from the value or usefulness of the Company Properties to which they apply, (v) the Liens which were granted by the Company or any of its Subsidiaries to lenders pursuant to credit agreements in existence on the date hereof which are described in either Schedule 3.9(c) or the Company Reports,
(vi) the other Liens, if any, described in Schedule 1.84, and (vii) such imperfections of title and encumbrances, if any, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Section 1.85 "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Government Authority.

         Section 1.86 "Pro Forma Balance Sheet" shall have the meaning set forth in Section 3.5(c).

         Section 1.87 "Projects" shall have the meaning set forth in Section 3.11(j).

         Section 1.88 "Property Restrictions" shall have the meaning set forth in Section 3.11(a).

         Section 1.89 "Proxy Statement" shall have the meaning set forth in
Section 5.1(b).

         Section 1.90 "Purchase Price" shall mean the Per Share Purchase Price multiplied by the number of shares of Company Common Stock to be purchased and sold at a particular Closing.

         Section 1.91 "Purchased Shares" shall have the meaning set forth in
Section 2.1.

         Section 1.92 "Registration Rights Agreement" shall have the meaning set forth in Section 2.6(a).

         Section 1.93 "Regulatory Filings" shall have the meaning set forth in
Section 3.4(e).

         Section 1.94 "Repurchase Payment" shall have the meaning set forth in
Section 2.9(a).

         Section 1.95 "REIT" shall have the meaning set forth in Section 3.8(b).

         Section 1.96 "Release" shall have the meaning set forth in Section 3.12(g)(v).

         Section 1.97 "Remaining Equity Ownership" shall mean, for any person and on any date, the sum of (i) product of (A) the number of shares of Company Stock held by such person and (B) the Fair Market Value of the Company Stock on such date and (ii) the product of (A) the number of OP Units held by such person and (B) the Fair Market Value of the OP Units on such date.

         Section 1.98 "Rent Roll" shall have the meaning set forth in Section 3.11(f).

         Section 1.99 "SEC" shall have the meaning set forth in Section 3.5(a).

         Section 1.100 "Second Closing" shall mean the Closing as soon as practicable following Stockholder Approval.

         Section 1.101 "Securities" means the Purchased Shares and the Contingent Value Rights.

         Section 1.102 "Securities Act" shall have the meaning set forth in
Section 3.4(e).

         Section 1.103 "Securities Laws" shall have the meaning set forth in
Section 3.5(a).

         Section 1.104 "Stock Purchase" shall have the meaning set forth in
Section 2.1.

         Section 1.105 "Stockholder Approval" shall have the meaning set forth in Section 7.2(b).

         Section 1.106 "Stockholders Agreement" shall have the meaning set forth in Section 2.6(a).

         Section 1.107 "Subsequent Closing" shall mean each Closing of a Subsequent Purchase.

         Section 1.108 "Subsequent Purchase Price" shall mean the Per Share Purchase Price multiplied by the number of Purchased Shares purchased by Buyer in a Subsequent Purchase.

         Section 1.109 "Subsequent Purchases" shall have the meaning set forth in Section 2.5(a).

         Section 1.110 "Subsidiaries" shall mean with respect to any person, any corporation, partnership, limited liability company, joint venture, business trust or other entity, of which such person, directly or indirectly, owns or controls 50% or more of the securities or other interests entitled to vote in the election of directors or others performing similar functions with respect to such corporation or other organization, or to otherwise control such corporation, partnership, limited liability company, joint venture, business trust or other entity.

         Section 1.111 "Target Date" shall mean any date within forty five days of February 24, 1998, provided, the "Target Date" may, at the sole discretion of the Company, mean any date within seventy five days of February 24, 1998.

         Section 1.112 "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax" also includes any amounts payable pursuant to any tax sharing agreement to which any relevant entity is liable as a successor or pursuant to contract.

         Section 1.113 "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         Section 1.114 "Title Policies" shall have the meaning set forth in
Section 3.11(a).

         Section 1.115 "Topping Fee" shall have the meaning set forth in Section 9.3(b).

         Section 1.116 "Total Equity Commitment" shall mean the amount of $200,000,000.00.

         Section 1.117 "Total Enterprise Value" shall mean, on any date, the greater of (A) total asset value of the Company (as measured in accordance with GAAP) and (B) total market capitalization of the Company (based on the Fair Market Value of the outstanding Common Stock and OP Units and the outstanding indebtedness of the Company and its Subsidiaries).

         Section 1.118 "Transaction Documents" shall have the meaning set forth in Section 7.1(e).

         Section 1.119 "Updated Schedules" shall have the meaning set forth in
Section 5.7.

         Section 1.120 "Welfare Plans" shall have the meaning set forth in
Section 3.13(h).

                                    ARTICLE 2

                      PURCHASE AND SALE OF SHARES; CLOSING

         Section 2.1 Purchase and Sale. Subject to the terms and conditions hereof, from time to time after the date hereof, at the Closings, the Company will sell, convey, assign, transfer, and deliver, and Buyer will purchase and acquire from the Company, up to an aggregate of 21,052,632 shares of Company Common Stock (the "Purchased Shares"). Each Closing at which Buyer purchases any Purchased Shares is herein referred to as a "Stock Purchase."

         Section 2.2 Consideration. Subject to the terms and conditions hereof, at each Closing, Buyer shall deliver to the Company the Purchase Price with respect to the number of shares of Company Common Stock to be purchased and sold at such Closing by wire transfer of immediately available funds in U.S. dollars to the account or accounts specified by the Company.

         Section 2.3 Initial Closing. Subject to the terms and conditions hereof, at the Initial Closing, at which time the applicable conditions set forth in Sections 7.1, 7.3 and 7.4 shall have been satisfied or duly waived, Buyer will purchase and acquire from the Company, and the Company will sell, convey, assign, transfer and deliver to Buyer, the Initial Number of Shares of Company Common Stock, and Buyer will pay to the Company the Purchase Price for such shares of Company Common Stock. Concurrently with the Initial Closing, the Buyer shall be issued the Contingent Value Rights which shall vest in the amounts, and on the terms, set forth in the Contingent Value Right Agreement.

         Section 2.4 Second Closing. Subject to the terms and conditions hereof, on or before September 30, 1998, at which time the applicable conditions set forth in Sections 7.2, 7.3 and 7.4 shall have been satisfied or duly waived, Buyer will purchase and acquire from the Company, and the Company will sell, convey, assign, transfer and deliver to Buyer, a number of shares of Company Common Stock equal to the difference between 10,526,316 shares of Company Common Stock and the Initial Number of Shares, and Buyer will pay to the Company the Purchase Price for such shares of Company Common Stock.

         Section 2.5  Subsequent Purchases and Sales.

                  (a) Subject to the terms and conditions hereof, following the Second Closing, the Company shall have the right to require, subject to satisfaction or waiver of the applicable conditions set forth in Sections 7.3 and 7.4, Buyer to purchase from the Company from time to time at one or more Subsequent Closings, an aggregate of 10,526,316 Purchased Shares (each referred to as a "Subsequent Purchase" and, together, the "Subsequent Purchases"). Subject to the terms and conditions hereof, the Closing of any Subsequent Purchase shall occur as soon as possible following the date on which the applicable conditions set forth in Section 7.3 and 7.4 shall have been satisfied or duly waived.

                  (b) At least 20 Business Days prior to a Subsequent Purchase, the Company shall notify (which notice shall be in writing and irrevocable) Buyer of the anticipated date of the Subsequent Closing and the number of Purchased Shares the Company is requiring Buyer to purchase, which shall not be fewer than 1,052,631 Purchased Shares (except the final Subsequent Purchase).

                  (c) If fewer than 3,508,772 of the Purchased Shares shall have been issued and sold at all Subsequent Closings prior to six months after the Second Closing, then Buyer shall, subject to the satisfaction or waiver of the applicable conditions set forth in Sections 7.3 and 7.4, make a Subsequent Purchase of the number of Purchased Shares equal to 3,508,772 less the number of Purchased Shares purchased after the Second Closing but prior to such date, from the Company (and the Company shall sell to Buyer such number of shares) on or before the date six months after the date of the Second Closing, or as soon thereafter as all conditions to the parties' obligations to effect the Subsequent Purchase hereunder shall have been satisfied or waived.

                  (d) If fewer than 7,017,544 of the Purchased Shares shall have been issued and sold at all Subsequent Closings prior to twelve months after the Second Closing, then Buyer shall, subject to the satisfaction or waiver of the applicable conditions set forth in Sections 7.3 and 7.4, make a Subsequent Purchase of the number of Purchased Shares equal to 7,017,544 less the number of Purchased Shares purchased after the Second Closing but prior to such date, from the Company (and the Company shall sell to Buyer such number of shares) on or before the date twelve months after the date of Second Closing, or as soon thereafter as all conditions to the parties' obligations to effect the Subsequent Purchase hereunder shall have been satisfied or waived.

                  (e) If fewer than all Purchased Shares shall have been issued and sold at any and all Closings on or before eighteen months after the Second Closing, then Buyer shall, subject to the satisfaction or waiver of the applicable conditions set forth in Sections 7.3 and 7.4, make a Subsequent Purchase of all such remaining shares from the Company (and the Company shall sell to Buyer such number of shares) on or before eighteen months after the Second Closing, or as soon thereafter as all conditions to Buyer's obligation to effect the Subsequent Purchase hereunder shall have been satisfied or waived.

                  (f) If the condition set forth in Section 7.3(e) is not satisfied (which determination shall be made by Buyer, based upon the written advice of Buyer's counsel, and the cause of such determination is not cured by the Company prior to the relevant Closing) or waived at any time when a Closing would otherwise occur, the relevant Closing will be effected as to the number of Purchased Shares, if any, as will not result in such condition failing to be satisfied, and Buyer shall acquire any remaining Purchased Shares as soon thereafter as such condition to Buyer's obligation to effect the Subsequent Purchase shall have been, as determined in Buyer's sole discretion, satisfied or waived.

         Section 2.6  Additional Agreements and Closing Deliveries.

                  (a) On February 24, 1998, the Company and Buyer entered into a registration rights agreement substantially in the form attached as Exhibit A (the "Registration Rights Agreement"), a stockholders agreement substantially in the form attached as Exhibit B (the "Stockholders Agreement") and a contingent value right agreement substantially in the form attached as Exhibit C (the "Contingent Value Right Agreement").

                  (b) In addition to the other things required to be done hereby, at each Closing, the Company shall deliver, or cause to be delivered, to Buyer the following: (i) certificates representing the number of shares of Company Common Stock to be issued and delivered at such Closing, free and clear of all Liens, with all necessary share transfer and other documentary stamps attached, (ii) a certificate, dated the relevant Closing Date and validly executed on behalf of the Company, as contemplated by Section 7.1(a), as to the Initial Closing only, by Section 7.2(a), as to the Second Closing only, and by
Section 7.3(a) as to other Subsequent Closings, (iii) evidence or copies of any consents, approvals, orders, qualifications or waivers required pursuant to
Section 7.1(c), as to the Initial Closing only, and pursuant to Section 7.2(c), as to the Second Closing, (iv) all certificates and other instruments and documents required by this Agreement to be delivered by the Company to Buyer at or prior to each Closing, and (v) such other instruments reasonably requested by Buyer, as may be necessary or appropriate to confirm or carry out the provisions of this Agreement.

                  (c) In addition to the delivery of the Purchase Price and the other things required to be done hereby, at each Closing, Buyer shall deliver, or cause to be delivered, to the Company the following: (i) a certificate, dated the relevant Closing Date and validly executed by Buyer, as contemplated by
Section 7.4(a), (ii) if not previously delivered to the Company, all other certificates, documents, instruments and writings required pursuant hereto to be delivered by or on behalf of Buyer at or before each Closing, and (iii) such other instruments reasonably requested by the Company, as may be necessary or appropriate to confirm or carry out the provisions of this Agreement.

         Section 2.7 Time and Place of Closings. Each Closing shall take place at 9:00 a.m. New York City time on the relevant Closing Date at Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York or at such other place and time as the Company and Buyer shall mutually agree.

         Section 2.8 Right to Assign. Buyer may assign its rights and delegate its obligations created hereby to purchase Company Common Stock in accordance with the provisions of Section 10.5.

         Section 2.9  Limited Put Option.

                  (a) In the event that the Second Closing does not occur by September 30, 1998 or this Agreement is terminated at any time prior to the Second Closing (other than as a result of Buyer's material breach of any of its obligations hereunder), Buyer will have the right to require the Company to repurchase all or any part of the Initial Number of Shares pursuant to the terms described below at a price in cash equal to the Purchase Price thereof plus accrued but unpaid dividends, if any, thereon to the date of purchase (the "Repurchase Payment"). On any date within two months after the earlier to occur of (i) the date that the Company fails to receive Stockholder Approval, (ii) August 31, 1998 and (iii) the date this Agreement is terminated prior to the Second Closing, Buyer may, at its sole option, exercise such right to cause the Company to repurchase all or any part of the Initial Number of Shares by surrendering to the Company the certificates for the shares it is causing the Company to repurchase.

                  (b) If Buyer chooses to cause the Company to repurchase some or all of the Initial Number of Shares, the Company will pay Buyer the Repurchase Payment within six months after the date on which Buyer exercises its rights pursuant to Section 2.9(a) of this Agreement.


                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Buyer as follows:

         Section 3.1  Organization and Qualification; Subsidiaries.

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted, and to enter into this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement and to perform its obligations hereunder and thereunder.

                  (b) Each of the Subsidiaries of the Company is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted.

                  (c) Each of the Company and its Subsidiaries is duly qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (d) Schedule 3.1(d) sets forth the name of each Subsidiary of the Company (whether owned, directly or indirectly, through one or more intermediaries). All of the outstanding shares of capital stock of, or other equity interest in, each of the Subsidiaries owned by the Company are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by the Company free and clear of all Liens, except as set forth in
Schedule 3.1(d). The following information for each Subsidiary is set forth in
Schedule 3.1(d), if applicable: (i) its name and jurisdiction of incorporation or organization, (ii) the type of and percentage interest held by the Company in the Subsidiary and the names of and percentage interest held by the other interest holders, if any, in the Subsidiary, and (iii) any loans from the Company to, or priority payments due to the Company from, the Subsidiary, and the rate of return thereon. Except as contemplated hereby and as set forth on
Schedule 3.1(d), there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate the Company or any of the Subsidiaries to issue, transfer or sell any shares of capital stock or equity interests in any of the Subsidiaries.

         Section 3.2  Authority Relative to Agreements; Approvals.

                  (a) The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, subject only to the approval of the issuance of Company Common Stock pursuant to this Agreement and the Company Charter by the Company's stockholders. This Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement have been duly executed and delivered by the Company for itself and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

                  (b) The Board has, as of the date hereof, approved this Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Contingent Value Right Agreement and the transactions contemplated hereby and thereby, and the Board has determined to recommend that the stockholders of the Company vote in favor of and approve the issuance of Company Common Stock pursuant to this Agreement, subject to the fiduciary duty provisions of Section 5.4.

                  (c) The shares of Company Common Stock to be acquired pursuant to this Agreement have been duly authorized and reserved for issuance, and upon issuance will be duly and validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

                  (d) The issue and sale of the shares of Company Common Stock hereunder will not give any stockholder of the Company the right to demand payment for its shares under Maryland law or give rise to any preemptive or similar rights.

         Section 3.3  Capital Stock.

                  (a) The authorized capital stock of the Company as of the date hereof consists of 45,000,000 shares of Company Common Stock, 25,000,000 shares of excess stock, par value $0.01 per share (the "Company Excess Stock"), and 5,000,000 shares of preferred stock, par value $25.00 per share (the "Company Preferred Stock"). As of the date hereof, there are 12,298,891 shares of

Company Common Stock issued and outstanding; to the Company's knowledge, no shares of Company Excess Stock issued and outstanding; and the shares of Company Preferred Stock issued and outstanding as described in the most recent Company Report. All such issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive or similar rights. Except as set forth on Schedule 3.3(a), the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities the holders of which have the right to vote) with the stockholders of the Company on any matter. As of the date hereof, except as set forth in
Schedule 3.3(a) to this Agreement, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of capital stock or other equity interests of the Company.

                  (b) Except for interests in the Subsidiaries of the Company and except as set forth in Schedule 3.3(b), neither the Company nor any of its Subsidiaries owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, joint venture, business, trust or entity (other than investments in short-term investment securities).

         Section 3.4 No Conflicts; No Defaults; Required Filings and Consents. Neither the execution and delivery by the Company hereof nor the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof, will:

                  (a) conflict with or result in a breach of any provisions of the Company Charter or by-laws of the Company;

                  (b) result in a breach or violation of, a default under, or the triggering of any payment or other obligations pursuant to, or, except as set forth in Schedule 3.9(g), accelerate vesting under, any compensation plan or any grant or award made under any of the foregoing;

                  (c) violate or conflict with in any material respect any material statute, regulation, judgment, order, writ, decree or injunction applicable to the Company or its Subsidiaries;

                  (d) subject to the Company obtaining the third party consents set forth in Schedule 3.4(d)-A (with respect to the Initial Closing), Schedule 3.4(d)-B (with respect to the Second Closing) and Schedule 3.4(d)-C (with respect to each Subsequent Closing), violate or conflict with or result in a breach of any provision of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any material Lien upon any of the properties of the Company or its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture or deed of trust or any material license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or its Subsidiaries is a party, or by which the Company or its Subsidiaries or any of their properties is bound or affected; or

                  (e) require any material consent, approval or authorization of, or declaration, filing or registration with, any Government Authority, other than any filings required under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws ("Blue Sky Laws") (collectively, the "Regulatory Filings"), and any material filings required to be made with the Secretary of State of Maryland or any national securities exchange on which the Company Common Stock is listed.

         Section 3.5 SEC and Other Documents; Financial Statements; Undisclosed Liabilities.

                  (a) The Company has delivered or made available to Buyer the registration statement of the Company filed with the Securities and Exchange Commission ("SEC") in connection with the Initial Public Offering, and all exhibits, amendments and supplements thereto (collectively, the "Company Registration Statement"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the Company Registration Statement up through the date hereof, each of which are set forth in Schedule 3.5(a) and are in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Company Reports"). Except as set forth in
Schedule 3.5(a), the Company Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by the Company under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Company Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no unresolved violation asserted by any Government Authority with respect to any of the Company Reports.

                  (b) Each of the balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, stockholders' equity (deficit) and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presented the results of operations, stockholders' equity (deficit) or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, normal recurring year-end adjustments which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (c) The Company has delivered to Buyer a balance sheet, dated as of January 1, 1998, adjusted to give effect to the transactions contemplated by this Agreement, the Kane Purchase Agreement and the Konover Purchase Agreement as if such transactions had occurred on January 1, 1998 (the "Pro Forma Balance Sheet"). The Pro Forma Balance Sheet is based on the consolidated balance sheets of the Company and its Subsidiaries as of December 31, 1997 which the

Company believes have been prepared in accordance with GAAP; provided, that the columns labeled "Kane" and "Konover" on the Pro Forma Balance Sheet are based on the terms of the Kane Purchase Agreement and the Konover Purchase Agreement, respectively, and, where applicable, financial statements prepared by management of Kane and Konover, respectively. The Pro Forma Balance Sheet fairly presents the pro forma financial position of the Company as of its date in accordance with GAAP consistently applied.

                  (d) Except as and to the extent set forth in the Company Reports and the Company's financial statements filed with the SEC or in any Schedule hereto, none of the Company or any of its Subsidiaries has any Liabilities (nor do there exist any circumstances) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Section 3.6  Litigation; Compliance With Law.

                  (a) Except as set forth on Schedule 3.6, there are no Actions pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which question the validity hereof or any action taken or to be taken in connection herewith. Except as disclosed in Schedule 3.6(a), there are no continuing orders, injunctions or decrees of any Government Authority to which the Company or any of its Subsidiaries is a party or by which any of its properties or assets are bound.

                  (b) None of the Company or its Subsidiaries is in violation of any statute, rule, regulation, order, writ, decree or injunction of any Government Authority or any body having jurisdiction over them or any of their respective properties which, if enforced, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Section 3.7 Absence of Certain Changes or Events. Except as disclosed in the Company Reports filed with the SEC prior to the date hereof or in
Schedule 3.7, since November 15, 1997 the Company and each of its Subsidiaries has conducted its business only in the ordinary course and has acquired real estate and entered into financing arrangements in connection therewith only in the ordinary course of such business, and there has not been (a) any change, circumstance or event that would reasonably be expected to result in a Material Adverse Effect, (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Company Common Stock, except in accordance with Section 5.3, (c) any material commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by the Company or any of its Subsidiaries or (d) any material change in the Company's accounting principles, practices or methods.

         Section 3.8 Tax Matters; REIT and Partnership Status.

                  (a) The Company and each of its Subsidiaries has timely filed with the appropriate taxing authority all Tax Returns required to be filed by it or has timely requested extensions and any such request has been granted and has not expired. Each such Tax Return is complete and accurate in all respects. All Taxes shown as owed by the Company or any of its Subsidiaries on any Tax Return have been paid or accrued, except for Taxes being contested in good faith and for which adequate reserves have been taken. The Company and each of its Subsidiaries has properly accrued all Taxes for such periods subsequent to the periods covered by such Tax Returns as required by GAAP. None of the Company or any of its Subsidiaries has executed or filed with the IRS or any other taxing authority any agreement now in effect extending the period for assessment or collection of any Tax. Except as set forth in Schedule 3.8(a), none of the Company or any of its Subsidiaries is being audited or examined by any taxing authority with respect to any Tax or is a party to any pending action or proceedings by any taxing authority for assessment or collection of any Tax, and no claim for assessment or collection of any Tax has been asserted against it. True and complete copies of all federal, state and local income or franchise Tax Returns filed by the Company and each of its Subsidiaries for 1995 and 1996 and all written communications relating thereto have been delivered to Buyer or made available to representatives of Buyer prior to the date hereof. No claim has been made in writing or, to the Company's knowledge, otherwise by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Except as set forth in Schedule 3.8(a), there is no dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries, (i) claimed or raised by any taxing authority in writing or (ii) as to which the Company or any of its Subsidiaries has knowledge. As of the date hereof, the Company is a domestically controlled REIT within the meaning of Section 897(h)(4)(B) of the Code. To the Company's knowledge, except as set forth in Schedule 3.8(a), no person or entity which would be treated as an "individual" for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) owns or would be considered to own (taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h) of the Code) in excess of 9.8% of the value of the outstanding equity interests in the Company. Except as contemplated by this Agreement or as set forth in Schedule 3.8(a), the Board has not exempted any person from the Ownership Limit or otherwise waived any of the provisions of
Article IV of the Company Charter (as all capitalized terms used in this sentence are defined in the Company Charter). The Ownership Limit (as such term is defined in the Company Charter) has not been modified. Except as set forth on
Schedule 3.8(a), each ownership interest that the Company and each of its Subsidiaries has in an entity formed as a partnership (or which files federal income tax returns as a partnership) qualifies, and since the date of its formation qualified, to be treated as a partnership for federal income tax purposes or as a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code.

                  (b) The Company (i) intends in its federal income tax return for the tax year that will end on December 31, 1997 to be taxed as a real estate investment trust within the meaning of Section 856 of the Code ("REIT") and has complied (or will comply) with all applicable provisions of the Code relating to a REIT, for 1997, (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for 1997, (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and, to the Company's knowledge, no such challenge is pending or threatened, and (iv) to the Company's knowledge, and assuming the accuracy of Buyer's representations in Sections 4.8 and 4.10 (disregarding the qualification relating to Buyer's knowledge and assuming no exceptions are set forth in Schedule

4.10-B), will not be rendered unable to qualify as a REIT for federal income tax purposes as a consequence of the transactions contemplated hereby.

                  (c) Except as set forth on Schedule 3.8(c), any amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated hereby by any person who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) with respect to the Company or any of its Affiliates would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

                  (d) Except as set forth on Schedule 3.8(d), the disallowance of a deduction under Section 162(m) of the Code for employee remuneration will not apply to any amount paid or payable by the Company or any of its Subsidiaries under any contract, stock plan, program, arrangement or understanding currently in effect.

                  (e) The Company was eligible to and did validly elect to be taxed as a REIT for federal income tax purposes for calendar year 1993 and all subsequent taxable periods and was in compliance with the Code and all applicable rules and regulations of the Code necessary to permit it to be taxed as a REIT for all such periods. Each Subsidiary of the Company organized as a partnership (and any other Subsidiary that files Tax Returns as a partnership for federal income tax purposes) was and continues to be classified as a partnership for federal income tax purposes or as a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code.

         Section 3.9  Compliance with Agreements; Material Agreements.

                  (a) Neither the Company nor any of its Subsidiaries is in default under or in violation of any provision of the Company Charter, the by-laws of the Company (or equivalent documents) or any partnership agreement, operating agreement, joint venture agreement or any other organization or formation documents to which the Company or any of its Subsidiaries is a party.

                  (b) The Company and each of its Subsidiaries have filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file with any Government Authority and all other material reports and statements required to be filed by them, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, and have paid all fees or assessments due and payable in connection therewith, except for such failures to file or pay which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.9(b), there is no unresolved violation asserted by any regulatory agency with respect to any report or statement relating to an examination of the Company or any of its Subsidiaries which, if resolved in a manner unfavorable to the Company or such Subsidiary, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (c) The Company Reports or Schedule 3.9(c) set forth (i) a description of all material indebtedness of the Company and each of its Subsidiaries, whether unsecured, or secured or collateralized by mortgages, deeds of trust or other security interests in the Company Properties or any other assets of the Company and each of its Subsidiaries, or otherwise and (ii) each Commitment entered into by the Company or any of its Subsidiaries (including any guarantees of any third party's debt or any obligations in respect of letters of credit issued for the Company's or any of its Subsidiary's account) which may result in total payments or liabilities in excess of $300,000, excluding Commitments made in the ordinary course of business with a maturity of less than one year or that are terminable on 30 days or less notice. True and complete copies of the documents relating to the foregoing have been delivered or made available to Buyer prior to the date hereof. Neither the Company nor any of its Subsidiaries is in default, and, to the Company's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a material default, under any of the documents described in clause (i) or (ii) of this paragraph or in respect of any payment obligations thereunder. All joint venture and partnership agreements to which the Company or any of its Subsidiaries is a party as of the date hereof are set forth in Schedule 3.1(d), all of which are in full force and effect as against the Company or such Subsidiary and, to the Company's knowledge, as against the other parties thereto, and none of the Company or any of its Subsidiaries is in default, and, to the Company's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a default, with respect to any obligations thereunder. To the Company's knowledge, the other parties to such agreements are not in breach of any of their respective obligations thereunder. To the Company's knowledge, no event has occurred nor is the Company aware of the existence of any facts with respect to the Company's Subsidiaries (including with respect to the partnership agreements for the Company's Subsidiaries that are partnerships and operating agreements for the Company's Subsidiaries that are limited liability companies) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (d) Except as disclosed in the Company Reports, Schedule 3.9(d) sets forth a complete and accurate list of all material agreements entered into by the Company or any of its Subsidiaries as of the date hereof relating to the development or construction of, additions or expansions to, or management or leasing services for retail shopping centers or other real properties which are currently in effect and under which the Company or any of its Subsidiaries currently has, or expects to incur, obligations in excess of $300,000. True and complete copies of such agreements will be made available to Buyer.

                  (e) Except as disclosed in the Company Reports and except for
(i) agreements made in the ordinary course of business with a maturity of one year or less or that are terminable on 30 days or less notice, (ii) agreements the breach or non-fulfillment of which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and
(iii) agreements under which the Company's total benefit or obligations do not exceed $300,000, Schedule 3.9(e) sets forth a complete and accurate list of all material agreements entered into by the Company as of the date hereof, including, without limitation, material Debt Instruments. Each agreement set forth in Schedule 3.9(e) is in full force and effect as against the Company and, to the Company's knowledge, as against the other parties thereto, no payments, if any, thereunder are delinquent, the Company is not in default, in any material respect, thereunder, and no notice of default thereunder has been sent or received by the Company or any of its Subsidiaries. To the Company's knowledge, no event has occurred which, with notice or lapse of time or both, would constitute a default, in any material respect, by the Company under any agreement set forth in Schedule 3.9(e). To the Company's knowledge, the other parties to such agreements are not in breach of their respective obligations thereunder, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. True and complete copies of each such agreement have been made available to Buyer prior to the date hereof.

                  (f) Schedule 3.9(f) sets forth a complete and accurate list of all agreements and policies of the Company in effect on the date hereof relating to transactions with affiliates and potential conflicts of interest. Each agreement or arrangement set forth in Schedule 3.9(f) is in full force and effect, and the Company, each of its Subsidiaries, and, to the Company's knowledge, the other parties thereto are in compliance with such agreements and policies, or such compliance has been waived by the Board as set forth in
Schedule 3.9(f). True and complete copies of each such agreement or arrangement were made available to Buyer.

                  (g) Except as set forth on Schedule 3.9(g), there are no change of control or similar provisions in any employment, severance, stock option, stock incentive, Company Plans or similar agreement or arrangement which would be triggered by the transactions contemplated by this Agreement. Schedule 3.9(g) identifies the obligations to employees (including any payment or other obligation, forgiveness of debt, other release from obligations, or acceleration of vesting) which are created, accelerated or triggered by the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

         Section 3.10 Financial Records; Company Charter and By-laws; Corporate Records.

                  (a) The books of account and other financial records of the Company and each of its Subsidiaries are in all material respects true and complete, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Company Reports.

                  (b) The Company has previously delivered or made available to Buyer true and complete copies of the Company Charter and the by-laws of the Company, as amended to date, and the charter, by-laws, organizational documents, partnership agreements and joint venture agreements of its Subsidiaries, and all amendments thereto. All such documents are listed in Schedule 3.10(b).

                  (c) The minute books and other records of corporate or partnership proceedings of the Company and each of its Subsidiaries have been made available to Buyer and its representatives and contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate actions of the stockholders and directors and any committees of the Board and the board of directors of its Subsidiaries which are corporations and all material actions of the partners of its Subsidiaries which are partnerships, except for documentation of discussions relating to or in connection with the transactions contemplated hereby or matters related hereto.

         Section 3.11  Properties.

                  (a) Schedule 3.11(a) sets forth a complete and accurate list and the address of all real property owned or leased by the Company or any of its Subsidiaries or otherwise used by the Company or its Subsidiaries in the conduct of their business or operations (collectively, and together with the land at each address referenced in Schedule 3.11(a) and all buildings, structures and other improvements and fixtures located on or under such land and all easements, rights and other appurtenances to such land, the "Company Properties"). The Company and each of its Subsidiaries own insurable fee simple title (or, if so indicated in Schedule 3.11(a), leasehold title) to each of the Company Properties, free and clear of any Liens, title defects, contractual restrictions or covenants, laws, ordinances or regulations affecting use or occupancy (including zoning regulations and building codes) or reservations of interests in title (collectively, "Property Restrictions"), except for (i) Permitted Liens and (ii) Property Restrictions imposed or promulgated by law or by any Government Authority which are customary and typical for similar properties. None of the matters described in clauses (i) and (ii) of the immediately preceding sentence materially interferes with, materially impairs, or is violated by, the existence of any building or other structure or improvement which constitutes a part of, or the present use, occupancy or operation of, the Company Properties taken as a whole, and such matters do not, individually or in the aggregate, have a Material Adverse Effect. American Land Title Association policies of title insurance (or marked title insurance commitments having the same force and effect as title insurance policies or binding irrevocable escrow instructions to issue such title insurance policies or endorsements to existing title insurance policies) have been issued by national title insurance companies insuring the fee simple or leasehold, as applicable, title of the Company or its Subsidiaries, as applicable, to each of the Company Properties in, to the Company's knowledge, sufficient amounts to avoid co-insurance statutes, subject only to the matters set forth therein (the "Title Policies"), and, to the Company's knowledge, the Title Policies are valid and in full force and effect and no claim has been made under any such policy. The Company will make available to Buyer true and complete copies of all such policies and of the most recent surveys of the Company Properties, and true and complete copies of all material exceptions referenced in such policies and the most recent title reports for and surveys (to the extent not previously delivered or made available to Buyer) of each of the Company Properties available to the Company or any of its Subsidiaries for inspection by Buyer or its representatives within five Business Days of Buyer's request therefor.

                  (b) Except as set forth in Schedule 3.11(b), and except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the use or occupancy of the applicable Company Property, to the Company's knowledge, there are no (i) certificates, permits or licenses that are currently required (including building permits and certificates of occupancy for tenant spaces) from any Government Authority having jurisdiction over any Company Property or agreements, easements or other rights which are necessary to permit the lawful use, occupancy or operation of the existing buildings, structures or other improvements which constitute a part of any of the Company Properties or to permit the lawful use and operation of utility service to any Company Property or of any existing driveways, roads or other means of egress and ingress to and from any of the Company Properties that have not been obtained or that are not in full force and effect, or any pending modification or cancellation of any of same, or (ii) violations by any Company Property of any federal, state or municipal law, ordinance, order, regulation or requirement, including any applicable zoning law or building code, as a result of the use or occupancy of such Company Property or otherwise. Except as set forth in Schedule 3.11(b), the Company has no knowledge of any uninsured physical damage to any Company Property in excess of $300,000 in the aggregate. To the Company's knowledge, except for repairs identified in the Capital Expenditure Budget and Schedule or in any engineering or structural report reviewed by Buyer or its consultants, each Company Property, (i) is in good operating condition and repair and is structurally sound and free of defects, with no material alterations or repairs being required thereto under applicable law or insurance company requirements, and (ii) consists of sufficient land, parking areas, driveways and other improvements and lawful means of access and utility service and capacity to permit the use thereof in the manner and for the purposes to which it is presently devoted, except, in each such case, to the extent that failure to meet such standards would not materially and adversely affect the use or occupancy of the applicable Company Property. The Company will make available to Buyer true and complete copies of all engineering reports, inspection reports, maintenance plans and other documents relating to the condition of any Company Property prepared for or by the Company since the Initial Public Offering.

                  (c) Except as set forth in Schedule 3.11(c), there is no (i) condemnation, eminent domain or rezoning proceeding pending or, to the Company's knowledge, threatened with respect to any of the Company Properties, (ii) road widening or change of grade of any road adjacent to any Company Property currently underway or that, to the Company's knowledge, has been proposed, (iii) proposed change in the assessed valuation of any Company Property other than customarily scheduled revaluations, (iv) special assessment that has been made or, to the Company's knowledge, threatened against any Company Property, or (v) Company Property subject to any so-called "impact fee" or to any agreement with any Government Authority to pay for sewer extensions, oversizing utilities, lighting or like expenses or charges for work or services by such Government Authority, except, in the case of each of the foregoing, to the extent that same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the use or occupancy of the applicable Company Property.

                  (d) Each of the Company Properties is an independent unit which does not rely on any facilities located on any property not included in such Company Property to fulfill any municipal or governmental requirement or for the furnishing to such Company Property of any essential building systems or utilities, other than facilities the benefit of which inures to the Company Properties pursuant to one or more valid easements or parking agreements. Each of the Company Properties is served by public water and sanitary or septic systems and all other utilities, and each of the Company Properties has lawful access to public roads, in all cases sufficient for the current use and occupancy of each Company Property. To the Company's knowledge or as set forth in the surveys, all parcels of land included in each Company Property that purport to be contiguous are contiguous and are not separated by strips or gores. Except as set forth in Schedule 3.11(d) or any surveys or Environmental Reports relating to any Company Property prepared for or by the Company since the Initial Public Offering, no portion of any Company Property includes any wetlands or vegetation or species protected by any applicable laws or, in event that such surveys or Environmental Reports disclose the existence of such wetlands or protected vegetation or species, such items would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the use or occupancy of the applicable Company Property. Except as set forth on Schedule 3.11(d) or the Title Policies or surveys, none of the Company Properties lies in any 100-year flood plain area, as established by the U.S. Army Corps of Engineers (the "Army Corps of Engineers"). With respect to the improvements on each Company Property which lie in a flood plain area, if any, the Company or its Subsidiaries carry and presently maintain in full force and effect flood insurance in connection with such Company Properties as required by applicable law and as accurately described in Schedule 3.11(d). The improvements on each Company Property comply in all material respects with all applicable building codes and other relevant laws and regulations. No improvements constituting a part of any Company Property encroach on real property not constituting a part of such Company Property or such encroachments would not, individually or in the aggregate, have a Material Adverse Effect or materially and adversely affect the use or occupancy of the applicable Company Property.

                  (e) Schedule 3.11(e) contains a complete and accurate list of each survey, study or report prepared by or for the Company or any of its Subsidiaries since the Initial Public Offering, in connection with any Company Property's compliance or non-compliance with the requirements of the Americans with Disabilities Act (the "ADA"), other than routine correspondence or memoranda. Except for matters addressed in the Capital Expenditure Budget and Schedule, no Company Property fails to comply with the requirements of the ADA except for such non-compliance as the Company believes will not, individually or in the aggregate, have a Material Adverse Effect.

                  (f) The Company has provided to Buyer an accurate rent roll for each Company Property as of February 19, 1998 (the "Rent Roll"), which accurately describes each lease of space in each Company Property (collectively, the "Company Leases"). The Company has delivered to Buyer profiles of the Company Leases (the "Lease Profiles"), which have been prepared in the ordinary course of business. The Company will make available to Buyer a true and complete copy of each Company Lease, including all amendments and modifications thereto. With respect to each Company Lease for premises larger than 10,000 square feet of rentable space (collectively, the "Material Company Leases"), except as set forth in Schedule 3.11(f), (i) each of the Material Company Leases is valid and subsisting and in full force and effect as against the Company or the Subsidiary, as applicable, and, to the Company's knowledge, as against the tenant, and the information on the Rent Roll with respect to the Material Company Leases is accurate, (ii) except as otherwise set forth on the Rent Roll, the tenant under each of the Material Company Leases is in actual possession of the premises leased thereunder, (iii) except as otherwise set forth on the Rent Roll, no tenant under any Material Company Lease is more than 30 days in arrears in the payment of rent, (iv) neither the Company nor any of its Subsidiaries has received any written notice from any tenant under any Material Company Lease of its intention to vacate, (v) neither the Company nor any of its Subsidiaries has collected payment of rent under any Material Company Lease (other than security deposits) accruing for a period which is more than one month in advance, (vi) no notice of default has been sent or received by the landlord under any Material Company Lease which remains uncured as of the date hereof, no default has occurred under any Material Company Lease by the landlord thereunder and, to the Company's knowledge, no default has occurred under any Material Company Lease by the tenant thereunder and, to the Company's knowledge, no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a default under any Material Company Lease, (vii) except as disclosed on the Lease Profiles or Schedule 3.11(f), no tenant under any of the Material Company Leases has any purchase options or kick-out rights or is entitled to any concessions, allowances, abatements, setoffs, rebates or refunds, (viii) none of the Material Company Leases and none of the rents or other amounts payable thereunder has been mortgaged, assigned, pledged or encumbered by any party thereto or otherwise, except in connection with financing secured by the applicable Company Property which is described in
Schedule 3.9(c) or the Company Reports, (ix) (A) as of the date hereof, except as set forth in Schedule 3.11(f), no brokerage or leasing commission or other compensation is due or payable to any person with respect to or on account of any of the Material Company Leases or any extensions or renewals thereof incurred after the date hereof, and (B) any brokerage or leasing commission or other compensation due or payable to any person with respect to or on account of any of the Material Company Leases or any extensions or renewals thereof have been incurred in the ordinary course of business of the Company consistent with past practice and market terms, (x) no space occupied under any Material Company Lease in any Company Property is occupied by a tenant not paying base and/or percentage rent, (xi) no tenant under any of the Material Company Leases has asserted any claim in writing or, to the Company's knowledge, orally, which is likely to affect the collection of rent from such tenant, (xii) other than as would be customary or consistent with commercially reasonable retail leasing business practices, no tenant under any of the Material Company Leases has any right to remove material improvements or fixtures that have at any time been affixed to the premises leased thereunder, (xiii) each tenant under the Material Company Leases is required thereunder to maintain or to cause to be maintained, at its cost and expense, public liability and property damage insurance with liability limits in amounts at least equal to that maintained by commercially prudent owners of properties similar to the Company Property to which such Material Company Lease relates, or in the alternative, consistent with commercially reasonable prudent retail leasing business practices, tenants may self-insure or the Company may provide such coverage to tenants and (xiv) the landlord under each Material Company Lease has fulfilled all of its obligations thereunder in respect of tenant improvements and capital expenditures consistent with commercially reasonable prudent retail leasing business practices. Other than the tenants identified in the Rent Roll and parties to easement agreements which constitute Permitted Liens, no third party has any right to occupy or use any portion of any Company Property. Budgets for all material tenant improvements and similar material work required to be made by the lessor under each of the Material Company Leases is incorporated in Schedule 3.11(i).

                  (g) Schedule 3.11(g) sets forth a complete and accurate list of all material commitments, letters of intent or similar written understandings made or entered into by the Company or any of its Subsidiaries as of the date hereof (x) to lease any space larger than 10,000 rentable square feet at any of the Company Properties, (y) to sell, mortgage, pledge or hypothecate any Company Property or Properties, which, individually or in the aggregate, are material, or to otherwise enter into a material transaction in respect of the ownership or financing of any Company Property, or (z) to purchase or to acquire an option, right of first refusal or similar right in respect of any real property, which, individually or in the aggregate, are material, which, in any such case, has not yet been reduced to a written lease or contract, and sets forth with respect to each such commitment, letter of intent or other understanding the principal terms thereof. The Company will make available to Buyer a true and complete copy of each such commitment, letter of intent or other understanding. Schedule 3.11(g) also sets forth a complete and accurate list of all agreements to purchase real property to which the Company or any of its Subsidiaries is a party.

                  (h) Except as set forth in Schedule 3.11(h), none of the Company Properties is subject to any outstanding purchase options nor has the Company or any of its Subsidiaries entered into any outstanding contracts with others for the (i) lease or sublease of space in excess of 10,000 square feet of rentable space in any Company Property; or (ii) sale, mortgage, pledge, hypothecation or other transfer of all or any part of any Company Property, and no person has any right or option to acquire, or right of first refusal with respect to, the Company's or any of its Subsidiaries' interest in any Company Property or any part thereof. Except as set forth in Schedule 3.11(h) or 3.11(g), none of the Company or any of its Subsidiaries has any outstanding options or rights of first refusal or has entered into any outstanding contracts with others for the purchase of any real property.

                  (i) Schedule 3.11(i) sets forth the Company's or any of its Subsidiary's capital expenditure budget and schedule for each Company Property, which describes the capital expenditures which the Company or such Subsidiary has budgeted for such Company Property for the period running through December 31, 1997 (the "Capital Expenditure Budget and Schedule"), and the Company's or any of its Subsidiary's preliminary capital expenditure budget and schedule for each Company Property, which describes the capital expenditures which the Company or such Subsidiary has budgeted for such Company Property for the period commencing January 1, 1998 and running through December 31, 1999 (the "1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules"). Each of the Capital Expenditure Budget and the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules also describes other capital expenditures as are necessary, to the Company's knowledge, in order to bring the applicable Company Property into material compliance with applicable laws, ordinances, codes, health and safety regulations and insurance requirements (including in respect of fire sprinklers, compliance with the ADA (except to the extent that (x) a tenant under any Company Lease is contractually responsible and liable for such ADA compliance under its Company Lease or (y) with respect to shopping center properties, any work required to cause such compliance is not material and the related expenditures are, in the aggregate with all other such expenditures, less than $300,000), and asbestos containing material) or which the Company otherwise plans or expects to make in order to cure or remedy any construction, electrical, mechanical or other defects, to renovate, rehabilitate or modernize such Company Property, or otherwise, excluding, however, any tenant improvements required to be made under any Company Lease. To the Company's knowledge, the costs and time schedules for 1998 and 1999 set forth in the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules are reasonable estimates and projections based upon information available to the Company at the time that the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules were prepared, and, nothing has come to the attention of the Company since such time which would indicate that the

1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules are inaccurate or misleading in any material respect. Except as set forth in
Schedule 3.11(i), there are no outstanding or, to the Company's knowledge, threatened requirements by any insurance company which has issued an insurance policy covering any Company Property, or by any board of fire underwriters or other body exercising similar functions, requiring any repairs or alterations to be made to any Company Property that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (j) Schedule 3.11(j) contains a list of each Company Property which consists of or includes undeveloped land or which is in the process of being developed or redeveloped (collectively, the "Development Properties") and a brief description of the development or redevelopment intended by the Company or any of its Subsidiaries to be carried out or completed thereon (collectively, the "Projects"), including any budget and development schedule therefor prepared by or for the Company or any of its Subsidiaries (collectively, the "Development Budget and Schedule"). Except as disclosed in Schedule 3.11(j), each Development Property is zoned for the lawful development or redevelopment thereon of the applicable Project, and the Company or its Subsidiaries have obtained all permits, licenses, consents and authorizations required for the lawful development or redevelopment thereon of such Project, except only for such failure to meet the foregoing standards as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as set forth in Schedule 3.11(j), all of the existing improvements or structures located on any of the Development Properties comply in all material respects with all applicable building codes, laws, rules or regulations. Except as set forth in Schedule 3.11(j), to the Company's knowledge, there are no material impediments to or constraints on the development or redevelopment of any Project in all material respects within the time frame and for the cost set forth in the Development Budget and Schedule applicable thereto. Except as disclosed in
Schedule 3.11(j), each Development Property consists of sufficient land, parking areas, driveways and other improvements, and lawful means of access and utility and service and capacity to permit the development and operation of the Project as intended to be carried out or completed thereon. Except as set forth on
Schedule 3.11(j), the Development Properties are free and clear of any Property Restrictions, encroachments or other matters (including, any condemnation, eminent domain or rezoning proceedings (proposed or threatened), special assessments, taxes or so-called "impact fees") which would individually, or in the aggregate, be reasonably expected to have a Material Adverse Effect on the development of the related Development Property. In the case of each Project the development of which has commenced, to the Company's knowledge, the costs and expenses incurred in connection with such Project and the progress thereof are, except as set forth in Schedule 3.11(j), consistent and in compliance in all material respects with the Development Budget and Schedule applicable thereto. The Company will make available to Buyer all feasibility studies, soil tests, due diligence reports and other studies, tests or reports performed by or for the Company at any time since the Initial Public Offering, which relate to the Development Properties or the Projects.

                  (k) The ground leases underlying the leased Company Properties referenced in Schedule 3.11(a) (collectively, the "Ground Leases") are accurately described in Schedule 3.11(k). Each of the Ground Leases is valid, binding and in full force and effect as against the Subsidiary and, to the Company's knowledge, as against the other party thereto. Except as indicated in Schedule

3.11(k) and except for any Company Leases and Permitted Liens affecting the same, none of the Ground Leases is subject to any mortgage, pledge, Lien, sublease, assignment, license or other agreement granting to any third party any interest therein, collateral or otherwise, or any right to the use or occupancy of any premises leased thereunder. True and complete copies of the Ground Leases (including all amendments, modifications and supplements thereto) have been delivered to Buyer prior to the date hereof. To the Company's knowledge, except as set forth in Schedule 3.11(k), there is no pending or threatened proceeding which is reasonably likely to interfere with the quiet enjoyment of the tenant under any of the Ground Leases. Except as set forth in Schedule 3.11(k), as of the last day of the month preceding the date hereof and as of the last day of the month preceding the date of the Initial Closing, no payments under any Ground Lease are delinquent and no notice of default under any Ground Lease has been sent or received by the Company or any of its Subsidiaries. There does not exist under any of the Ground Leases any default, and, to the Company's knowledge, no event has occurred which, with notice or lapse of time or both, would constitute such a default.

                  (l) The Company and each of its Subsidiaries have good and sufficient title to all the personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the balance sheets of the Company and its Subsidiaries as of December 31, 1997, except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all Liens, except for Permitted Liens which are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

                  (m) The Company has provided to Buyer historical operating expense information (the "Historical Expense Information") for each of the last three years, which has been prepared in the ordinary course of business. The Historical Expense Information is accurate in all material respects.

                  (n) Except as set forth on Schedule 3.11(n), neither the Company nor any of its Subsidiaries is a party to any material third-party property management or leasing agreements pursuant to which the Company or any of its Subsidiaries receives a fee or other compensation from a third party for managing or leasing real property.

         Section 3.12  Environmental Matters.

                  (a) To the Company's knowledge, each of the Company and its Subsidiaries has obtained, and now maintains as currently valid and effective, all permits, certificates of financial responsibility and other governmental authorizations required to be obtained by the Company or any of its Subsidiaries under the Environmental Laws (the "Environmental Permits") in connection with the operation of its businesses and properties. Except as disclosed in the Company Environmental Reports or the Company Reports, each of the Company and its Subsidiaries and each Company Property is and has been in compliance with all terms and conditions of the Environmental Permits and all Environmental Laws, except only to an extent which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company has no knowledge of any circumstances or conditions that may prevent or interfere with such compliance in the future.

                  (b) Each of the Company and its Subsidiaries has provided or made available to Buyer all formal written communications (whether from a Government Authority, citizens' group, employee or other person), which the Company has received regarding (x) alleged or suspected noncompliance of any of the Company Properties with any Environmental Laws or Environmental Permits or
(y) alleged or suspected Liability of the Company or its Subsidiaries under any Environmental Law, which noncompliance or Liability would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (c) To the Company's knowledge, there are no liens or encumbrances on any of the Company Properties which arose pursuant to or in connection with any Environmental Law or Environmental Claim and, to the Company's knowledge, no government actions have been taken or threatened to be taken or are in process which are reasonably likely to subject any Company Property to such liens or other encumbrances.

                  (d) Except as disclosed in Schedule 3.12(d) or in the Company Reports (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Company Environmental Reports, no Environmental Claims have been asserted or, to the Company's knowledge, threatened that, individually or in the aggregate, may result in liabilities exceeding $300,000 with respect to the operations or the businesses of the Company or its Subsidiaries, or with respect to the Company Properties. To the Company's knowledge, except as set forth on the Company Environmental Reports or in the Company Reports, no circumstances, past or present actions, conditions, events or incidents exist with respect to the Company or any of its Subsidiaries or the Company Properties that would reasonably be expected to result in the assertion of any Environmental Claims that, individually or in the aggregate, may result in liabilities exceeding $300,000, in any such case, against (i) the Company or any of its Subsidiaries, or (ii) to the Company's knowledge, any person whose liability for any Environmental Claims the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law.

                  (e) Except as disclosed in Schedule 3.12(e) (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Company Environmental Reports or the Company Reports, (i) none of the Company or its Subsidiaries has been notified or anticipates being notified of potential responsibility in connection with any site that has been placed on, or proposed to be placed on, the National Priorities List or its state or foreign equivalents pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 et seq., or analogous state laws, (ii) no Materials of Environmental Concern are present on, in or under any Company Property in a manner or condition that is reasonably likely to give rise to Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) none of the Company or its Subsidiaries has Released or arranged for the Release of any Materials of Environmental Concern at any location to an extent or in a manner which would reasonably be expected to result in a Material Adverse Effect, (iv) no underground storage tanks, surface impoundments, disposal areas, pits, ponds, lagoons, open trenches or disused industrial equipment is present at any Company Property in a manner or condition that is reasonably likely to give rise to one or more Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (v) no transformers, capacitors or other equipment containing fluid with more than 50 parts per million polychlorinated biphenyls are present at any Company Property in a manner or condition that is reasonably likely to give rise to one or more Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, except for any such transformers, capacitors or other equipment owned by any utility company, and
(vi) to the Company's knowledge, no friable asbestos and no friable asbestos-containing material is present at any Company Property and, to the Company's knowledge, no Employee, agent, contractor or subcontractor of the Company or its Subsidiaries or any other person is now or has in the past been exposed to friable asbestos at any Company Property, except, in the case of each of the matters set forth in this subpart (vi), for such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (f) Schedule 3.12(f) contains a list of each environmental report, audit, summary, or similar document prepared for or by the Company or any of its Subsidiaries or otherwise in the possession of any of them with respect to the environmental condition of any Company Property (collectively, the "Company Environmental Reports"). The Company has previously delivered or made available to Buyer true and complete copies of each Company Environmental Report. None of the matters disclosed by the Company Environmental Reports would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect. The Company has no knowledge of any facts or circumstances relating to the environmental condition of any property owned, leased or otherwise held by the Company that is not a Company Property that are reasonably likely to result in a Material Adverse Effect.

                  (g) For purposes hereof, the terms listed below shall have the following meanings:

                  (i) "Claim" shall mean all actions, causes of action, suits, judgments, executions, claims, Liabilities and demands whatsoever, in law or equity.

                  (ii) "Environmental Claim" shall mean any Claim investigation or notice by any person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or fatalities, or penalties) arising out of, based on or resulting from (A) the presence, generation, transportation, treatment, use, storage, disposal or Release of Materials of Environmental Concern or the threatened Release of Materials of Environmental Concern at any location, or (B) activities or conditions forming the basis of any violation, or alleged violation of, or liability or alleged liability under, any Environmental Law.

                  (iii) "Environmental Laws" shall mean federal, state, and local laws, ordinances, common law, orders, statutes, and regulations relating to the pollution or protection of the environment or of flora or fauna or their habitat or of human health and safety, or to the cleanup or restoration of the environment, including, without limitation, CERCLA, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended, and all analogous laws promulgated or issued by any state or other Government Authority.

                  (iv) "Materials of Environmental Concern" shall mean all chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or any fraction thereof, petroleum products and hazardous substances or solid or hazardous wastes as now defined and regulated under any Environmental Laws.

                  (v) "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration.

         Section 3.13  Employees and Employee Benefit Plans.

                  (a) Schedule 3.13(a) sets forth a complete and accurate list of all employment agreements (the "Employment Agreements") between the Company or any of its Subsidiaries and any employees of the Company or any of its Subsidiaries. Except for the employees of the Company or its Subsidiaries who are parties to such Employment Agreements, all of the employees of the Company and each of its Subsidiaries are employed on an at-will basis (except for restrictions or limitations on the at-will basis of such employees imposed by law or equity or general principles of law or equity), other than such employees party to Employment Agreements that are not, in the aggregate, material to the Company.

                  (b) The Company Reports or Schedule 3.13(b) set forth a complete and accurate list of all material Employee Benefit Plans and all material Benefit Arrangements which cover Employees of the Company or any of its Subsidiaries with respect to their employment relationship with the Company or any of its Subsidiaries (the "Company Plans"). With respect to each Company Plan, the Company has made available to Buyer true and complete copies of: (i) the plans and related trust documents and all amendments thereto, (ii) the most recent summary plan descriptions, if any, and the most recent annual report, if any, (iii) the most recent actuarial valuation (to the extent applicable), and
(iv) the most recent determination letter issued by the IRS with respect to any Company Plan intended to be qualified under Section 401(a) of the Code.

                  (c) With respect to each Company Plan, (i) the Company and each of its Subsidiaries is, and has been since the date of adoption of each Company Plan, in compliance in all material respects with the terms of each such Company Plan and with the requirements prescribed by all applicable statutes, orders or governmental rules or regulations, (ii) the Company and each of its Subsidiaries has contributed to each Pension Plan included in the Company Plans not less than the amounts accrued for such plan for all plan periods for which payment is due, and (iii) neither the Company nor any of its Subsidiaries has any funding commitment or other accrued liabilities except as set forth on Schedule 3.13(c) or as reserved for in the financial statements in or incorporated by reference into the Company Reports, and in the case of each of clauses (i), (ii), and (iii), except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (d) Except as set forth on Schedule 3.13(d), none of the Company or any of its Subsidiaries has made any commitment to establish any new Employee Benefit Plan or Benefit Arrangement, to modify any Employee Benefit Plan or Benefit Arrangement, or to increase benefits or compensation of Employees of the Company or any of its Subsidiaries (except for normal increases in compensation consistent with past practices), and, to the Company's knowledge, no intention to do so has been communicated to Employees of the Company or any of its Subsidiaries.

                  (e) Except as set forth on Schedule 3.13(e), there are no pending or, to the Company's knowledge, anticipated government audits or claims (excluding claims for benefits incurred in the ordinary course of Company Plan activities) against or otherwise involving any of the Company Plans or any fiduciaries thereof with respect to their duties to the Company Plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Company Plan activities) has been brought against or with respect to any such Company Plans.

                  (f) Neither the Company nor any of the ERISA Affiliates has, at any time after September 25, 1980, contributed to, or been required to contribute to, any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA).

                  (g) Except as required by the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code or requirements of state law and regulations and except as set forth on Schedule 3.13(g), the Company and its Subsidiaries do not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits described in Section 3(1) of ERISA to any Employee or former Employee following his retirement or termination of employment and, to the Company's knowledge, the Company and its Subsidiaries have never represented, promised or contracted (whether in oral or written form) to any Employee or former Employee that such benefits would be provided.

                  (h) For purposes hereof, "Employee Benefit Plans" means each and all "employee benefit plans" as defined in Section 3(3) of ERISA maintained or contributed to by the Company or a Subsidiary or in which the Company or a Subsidiary participates or participated and which provides benefits to Employees, including (i) any such plans that are "employee welfare benefit plans" as defined in Section 3(1) of ERISA, including retiree medical and life insurance plans ("Welfare Plans"), and (ii) any such plans that constitute "employee pension benefit plans" as defined in Section 3(2) of ERISA ("Pension Plans"). "Benefit Arrangements" means life and health insurance, hospitalization, savings, bonus, deferred compensation, incentive compensation, holiday, vacation, severance pay, sick pay, sick leave, disability, tuition refund, service award, company car, scholarship, relocation, patent award, fringe benefit, individual employment, consultancy or severance contracts and other polices or practices of the Company or a Subsidiary providing employee or executive compensation or benefits to Employees maintained or contributed to by the Company or a Subsidiary, other than Employee Benefit Plans. "Employees" mean all current employees, former employees and retired employees of the Company or any of its Subsidiaries, including employees on disability, layoff or leave status. "Controlled Group Liability" means any and all liabilities (other than such liabilities that arise solely out of, or relate solely to, the Company Plans) of the ERISA Affiliates (other than the Company and its Subsidiaries) under (i) Title IV of ERISA, (ii) Section 302 of ERISA,
(iii) Sections 412 and 4971 of the Code, (iv) the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and
(v) corresponding or similar provisions of foreign laws or regulations.

                  (i) To the Company's knowledge, with respect to each Company Plan that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code: (i) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived, (ii) the fair market value of the assets of such plan equals or exceeds the actuarial present value of all accrued benefits under such plan, on a termination basis, (iii) no reportable event within the meaning of Section 4043(c) of ERISA has occurred, with respect to which notice has not been waived, and the consummation of the transactions contemplated by this Agreement will not result in the occurrence of any such reportable event, and (iv) all premiums due to the Pension Benefit Guaranty Corporation have been timely paid in full.

                  (j) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability of the Company following the Closing. Without limiting the generality of the foregoing, neither the Company nor any ERISA Affiliate has engaged in any transaction described in Section 4069 or Section 4204 of ERISA.

                  (k) Neither the execution and delivery of this Agreement, the Kane Purchase Agreement, the Konover Purchase Agreement nor the consummation of the transactions contemplated hereby or thereby will (either alone or in conjunction with any other event) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any employee of the Company, except as set forth in Schedule 3.13(k) or any automatic extension of the term of any Employment Agreement.

                  (l) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any plan fiduciary of any Company Plan has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or (d) of the Code, or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA. Neither the Company nor any Subsidiary has knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Company Plan and has not been assessed any civil penalty under Section 502(l) of ERISA.

                  (m) Schedule 3.13 (m) sets forth a complete and accurate list of all amounts paid annually pursuant to short-term or long-term disability benefits under any Company Plan and the number of Employees receiving such payments, as well as any Employees, to the Company's knowledge, who are participating in, or may become eligible to participate in, any Company Plan who are suffering from serious illness or disease.

         Section 3.14 Labor Matters. Except as set forth in Schedule 3.14, none of the Company or any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. Except for the matters set forth in Schedule 3.14 (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), there is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. To the knowledge of the Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of its Subsidiaries.

         Section 3.15 Affiliate Transactions. Schedule 3.15 sets forth a complete and accurate list of all transactions, series of related transactions or currently proposed transactions or series of related transactions entered into by the Company or any of its Subsidiaries since January 1, 1997 which are of the type required to be disclosed by the Company pursuant to Item 404 of Regulation S-K of the Securities Laws that are not otherwise disclosed in the Company Reports. A true and complete copy of all agreements or contracts relating to any such transaction will be made available to Buyer prior to the date hereof.

         Section 3.16 Insurance. The Company maintains insurance policies, including liability policies, covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and each of its Subsidiaries (collectively, the "Insurance Policies"), which are of a type and in amounts customarily carried by persons conducting businesses similar to those of the Company. There is no material claim by the Company or any of its Subsidiaries pending under any of the material Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies.

         Section 3.17 Proxy Statement. The Proxy Statement and all of the information included or incorporated by reference therein (other than any information supplied or to be supplied by Buyer for inclusion or incorporation by reference therein) will not, as of the date such Proxy Statement is first mailed to the stockholders of the Company and as of the time of the meeting of the stockholders of the Company in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

         Section 3.18 Vote Required. The affirmative vote of the holders of a majority (including Buyer and its Controlled Affiliates (as defined in the Stockholders Agreement) for purposes of determining a quorum, but not for purposes of determining a majority) of the outstanding shares of Company Common Stock entitled to vote hereon and duly present in person or by proxy at a meeting duly called to vote hereon (and with each share of Company Common Stock entitled to one vote per share) is the only vote of the holders of any class or series of Company Stock necessary to approve this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement, the Stockholders Agreement and the transactions contemplated hereby and thereby.

         Section 3.19 Brokers or Finders. Except as set forth in Schedule 3.19, no agent, broker, investment banker or other firm or person, including any of the foregoing that is an Affiliate of the Company, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company in connection with this Agreement or any of the transactions contemplated hereby for which Buyer or any of its Affiliates will be responsible.

         Section 3.20 Maryland Takeover Law. The terms of Sections 3-602 and 3-702 of the Maryland General Corporation Law will not apply to Buyer, any Stock Purchase or any other transaction contemplated hereby. The resolutions in the form of Exhibit D hereto have been adopted by the Company and have not been rescinded and revoked.

         Section 3.21 Kane and Konover Properties. The Company hereby makes the same representations and warranties with respect to the Kane and Konover Properties as are made by the sellers under the Kane Purchase Agreement and the Konover Purchase Agreement to the Company, subject to the knowledge and other qualifications expressly set forth therein (i.e., for the purpose of this Section 3.21, the Company's knowledge shall be limited to the knowledge, without further inquiry, of the individuals named in the Kane Purchase Agreement and the Konover Purchase Agreement).

         Section 3.22 Knowledge Defined. As used herein, the phrase "to the Company's knowledge" (or words of similar import) means the actual knowledge of
C. Cammack Morton, Patrick M. Miniutti, William H. Neville, Linda M. Swearingen and Michaela M. Twomey after due inquiry of persons likely to have knowledge of any relevant facts or circumstances and includes any facts, matters or circumstances set forth in any written notice from any Government Authority or any other material written notice received by the Company or any of its Subsidiaries, and also including any matter of which Buyer informs the Company in writing.

         Section 3.23 Accuracy of Information Furnished. To the Company's knowledge, no representation or warranty by the Company contained in this Agreement or the exhibits, schedules, lists or other documents delivered to Buyer by the Company and referred to herein, and no statement contained in any certificate furnished or to be furnished by or on behalf of the Company pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to the Company as follows:

         Section 4.1 Organization. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite corporate power and authority to own, operate, lease and encumber its properties and to carry on its business as now conducted, and to enter into this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement and to perform its obligations hereunder and thereunder.

         Section 4.2 Due Authorization. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement have been duly executed and delivered by Buyer and constitute the valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

         Section 4.3 Conflicting Agreements and Other Matters. Neither the execution and delivery of this Agreement nor the consummation by Buyer of the transactions contemplated hereby in accordance with the terms hereof, will conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, result in the creation of any mortgage, security interest, encumbrance, lien or charge of any kind upon any of the properties or assets of Buyer pursuant to, or require any consent, approval or other action by or any notice to or filing with any Government Authority pursuant to, the organizational documents or agreements of Buyer or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation by which Buyer is bound, except for filings after any Closing under Section 13(d) or Section 16 of the Exchange Act.

         Section 4.4 Acquisition for Investment; Sophistication; Source of
Funds.

                  (a) Buyer is acquiring the Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Buyer has no present intention or plan to effect any distribution of shares of Company Common Stock, provided that the disposition of Company Common Stock owned by Buyer shall at all times be and remain within its control, subject to the provisions of this Agreement and the Registration Rights Agreement. The certificate(s) representing the Securities shall bear a prominent legend with respect to the restrictions on transfer under the Securities Act and under applicable state securities laws. Prior to any proposed transfer of the Securities, unless such transfer is made pursuant to an effective registration statement under the Securities Act, Buyer will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the

Securities may be sold or otherwise transferred without registration under the Securities Act. The Company will remove the legend relating to Securities Act restrictions from any Securities at any time two years after issuance if Buyer delivers to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that such Securities are no longer subject to transfer restrictions under the Securities Act. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation), each stock certificate for the Securities shall bear any restricted securities legend required pursuant to the Stockholders Agreement, unless such legend is no longer required thereunder. Buyer is able to bear the economic risk of the acquisition of Company Common Stock pursuant hereto and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment.

                  (b) Buyer is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                  (c) Buyer has previously delivered to the Company an audited balance sheet for Buyer as of December 31, 1996, which was certified by an officer of Buyer and which fairly presented the financial position of Buyer as of its date in accordance with GAAP. Such balance sheet discloses either on its face or by footnote, all material liabilities of Buyer required to be disclosed under GAAP. The Company agrees to keep such information confidential to the same extent that Buyer is obligated to keep information confidential pursuant to
Section 5.2(b).

         Section 4.5 Resources. Buyer has requisite cash, cash equivalents, equity commitments or other sources of financing available to consummate the transactions contemplated hereby.

         Section 4.6 Proxy Statement. None of the information supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Proxy Statement will, as of the date the Proxy Statement is first mailed to the stockholders of the Company and as of the time of the meeting of the stockholders of the Company in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         Section 4.7 Brokers or Finders. No agent, broker, investment banker or other firm or person, including any of the foregoing that is an Affiliate of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Buyer in connection with this Agreement or any of the transactions contemplated hereby for which the Company or any of its Affiliates will be responsible.

         Section 4.8 REIT Qualification Matters. To Buyer's knowledge, no person who would be treated as an "individual" for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) and who owns, directly or indirectly, equity interests in Buyer will own actually or beneficially (determined through the application of the constructive ownership rules of Section

544 of the Code, as modified by Section 856(h)(1)(B) of the Code), in excess of 9.8% of the value of the outstanding equity interests in Company as of the date of the applicable Closing.

         Section 4.9 Investment Company Matters. Buyer is not, and after giving effect to the purchase of Company Common Stock contemplated hereby will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         Section 4.10 Ownership of Tenants. To Buyer's knowledge and except as set forth in Schedule 4.10-B, Buyer does not own, as of the date of the applicable Closing, actually or constructively (determined through the application of the constructive ownership rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), any stock, securities, or other ownership interest in any of the tenants of the Company, as set forth in
Schedule 4.10-A. Capitalized terms used but not defined in this Section 4.10 shall have the meaning assigned to them in the Company Charter. The Company shall advise Buyer within a reasonable period of time before any Closing of any material changes to Schedule 4.10-A. The Company may update Schedule 4.10- A from time to time, and Buyer agrees to promptly notify the Company, to its knowledge, as to its actual and constructive ownership (determined through the application of the constructive ownership rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code) of any additional tenants of the Company, as may be set forth on such updated schedule.


                                    ARTICLE 5

                         COVENANTS RELATING TO CLOSINGS

         Section 5.1  Taking of Necessary Action.

                  (a) Each party hereto agrees to use its commercially reasonable best efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement and the Stockholders Agreement, subject to the terms and conditions hereof and thereof, including all actions and things necessary to cause all conditions precedent set forth in Article 7 to be satisfied. Each party acknowledges that the Company's stockholders' meeting at which the stockholders will vote on, among other things, the transactions contemplated hereby is anticipated to occur on May 12, 1998.

                  (b) As promptly as practicable after the date hereof (it being understood that the relevant stockholders' meeting is anticipated to occur on May 12, 1998), the Company shall prepare and file with the SEC a preliminary proxy statement (the "Proxy Statement") by which the Company's stockholders will be asked to approve, among other things, the issuance of shares of Company Common Stock contemplated hereby. The Proxy Statement as initially filed with the SEC, as it may be amended and refiled with the SEC and as it may be mailed to the Company's stockholders, shall be in form and substance reasonably satisfactory to Buyer. The Company shall use its reasonable efforts to respond to any comments of the SEC, and to cause the Proxy Statement to be mailed to the Company's stockholders at the earliest practicable time. As promptly as practicable after the date hereof, the Company shall prepare and file any other filings required of the Company or its Subsidiaries under the Exchange Act, the Securities Act or any other federal, state or local laws relating to this Agreement and the transactions contemplated hereby, and state takeover laws (the "Other Filings"). The Company and Buyer will notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any Other Filing or for additional information and will supply each other with copies of all correspondence between each of them or any of their respective representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. The Proxy Statement and any Other Filing shall comply in all material respects with all applicable requirements of law. Buyer shall provide the Company all information about Buyer required to be included or incorporated by reference in the Proxy Statement or any Other Filing and shall otherwise cooperate with the Company in taking the actions described in this paragraph. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Company or Buyer, as the case may be, shall promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company, such amendment or supplement. Subject to the provisions of Section 5.4, the Proxy Statement shall include the recommendation of the Board that the stockholders of the Company vote in favor of and approve the issuance of Company Common Stock pursuant to this Agreement.

                  (c) The Company shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon the transactions (including the issuance of Company Common Stock) contemplated hereby; provided that should a quorum not be obtained at such meeting of the stockholders, the meeting of the stockholders shall be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes.

                  (d) The Company shall use its commercially reasonable best efforts to obtain the consents set forth in each of Schedules 3.4(d)-A, 3.4(d)-B and 3.4(d)-C.

         Section 5.2  Public Announcements; Confidentiality.

                  (a) Subject to each party's disclosure obligations imposed by law and any stock exchange or similar rules and the confidentiality provisions contained in Section 5.2(b), the Company and Buyer will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement, the Registration Rights Agreement, the Contingent Value Right Agreement, the Stockholders Agreement and any of the transactions contemplated hereby or thereby. If a party is required by law or any stock exchange or similar rule to issue a news release or other public announcement, it shall advise the other party in advance thereof and use reasonable best efforts to cause a mutually agreeable release or announcement to be issued.

                  (b) Buyer agrees that all information provided to Buyer or any of its representatives pursuant to this Agreement shall be kept confidential, and Buyer shall not (x) disclose such information to any persons other than the directors, officers, employees, financial advisors, investors, lenders, legal advisors, accountants, consultants and affiliates of Buyer who reasonably need to have access to the confidential information and who are advised of the confidential nature of such information or (y) use such information in a manner which would be detrimental to the Company; provided, however, the foregoing obligation of Buyer shall not (i) relate to any information that (1) is or becomes generally available other than as a result of unauthorized disclosure by Buyer or by persons to whom Buyer has made such information available, (2) is or becomes available to Buyer on a non-confidential basis from a third party that is not, to Buyer's knowledge, bound by any other confidentiality agreement with the Company, or (ii) prohibit disclosure of any information if required by law, rule, regulation, court order or other legal or governmental process.

         Section 5.3 Conduct of the Business. Except for transactions contemplated hereby, during the period from the date hereof to the sooner to occur of (A) the date on which the Investor Nominees (as defined in the Stockholders Agreement) first become members of the Board, and (B) if the Stockholder Approval vote fails, the date of the stockholder meeting at which the Stockholder Approval failed, each of the Company and each of its Subsidiaries, except as otherwise consented to or approved by Buyer in writing or as permitted or required hereby, (x) has conducted and will conduct the business and has engaged and will engage in transactions only in the ordinary course consistent with past practice, and (y) will not:

                  (a) acquire, whether by merger, consolidation, purchase of stock or assets or other business combination, (i) in a single transaction or group of related transactions, any business or assets having an aggregate purchase price in excess of twenty-five percent (25%) of Total Enterprise Value as measured at the beginning of the fiscal year in which such acquisition is consummated, or (ii) during any one fiscal year, businesses or assets having an aggregate purchase price in excess of fifty percent (50%) of Total Enterprise Value as measured at the beginning of such fiscal year;

                  (b) sell or dispose of any assets, whether by merger, consolidation, sale of stock or assets or other business combination, during any one fiscal year, having an aggregate value in excess of twenty-five percent (25%) of Total Enterprise Value as measured at the beginning of such fiscal year;

                  (c) directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to, any indebtedness if, after giving pro forma effect to such indebtedness, the Company's ratio of
         (i) total indebtedness to (ii) Total Enterprise Value, expressed as a percentage, would be greater than 65%;

                  (d) make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any of its Affiliates;

                  (e) issue Company Stock or options, rights or warrants or other commitments to purchase or securities convertible into (or exchangeable or redeemable for) shares of Company Stock, including, without limitation, OP Units (such options, rights, warrants, other commitments or securities, "Company Stock Equivalents"); provided, however, Buyer's consent shall not be required for any issuance of Company Stock or Company Stock Equivalents as long as the sum of (i) all shares of Company Stock issued by the Company during the applicable fiscal year and (ii) shares of Company Stock into which Company Stock Equivalents issued by the Company and each of its Subsidiaries during the applicable fiscal year are convertible, does not exceed fifty percent (50%) of all shares of Company Stock outstanding, on a Fully Diluted basis, on the first day of such fiscal year; provided, further, that in connection with any issuance by the Company of Company Stock or issuance by the Company or any of its Subsidiaries of any Company Stock Equivalents, Investor shall be entitled, to the extent so provided in
         Section 4.1 of the Stockholders Agreement, to a participation right on the terms set forth in Section 4.1 of the Stockholders Agreement. Notwithstanding the first sentence of this Section 5.3(e), (i) Company Stock issued to the Company or a wholly owned Subsidiary thereof and
         (ii) Company Stock and Company Stock Equivalents issued to directors or employees of the Company or a Subsidiary of the Company in connection with any employee benefit plan approved by the shareholders of the Company, shall not be subject to Buyer's consent;

                  (f) change or amend any provision of the Company Charter or the by-laws of the Company in a manner that would be materially adverse to Investor;

                  (g) pursuant to or within the meaning of any bankruptcy law:
         (i) commence a voluntary case, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a custodian of it or for all or substantially all of its property, (iv) make a general assignment for the benefit of its creditors;

                  (h) in the case of the Company, (1) terminate its eligibility for treatment as a real estate investment trust, as defined in the Code, or (2) take any action or fail to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of such eligibility, unless in the case of a failure to take action, such action is initiated within thirty days and such action is completed within the period required under the Code in order to maintain such eligibility; or

                  (i) subject to the right of the Company to terminate this Agreement pursuant to Section 9.1(b)(iii) hereof, allow the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than Buyer, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange
         Act), directly or indirectly, of stock having more than 15% of the voting power of the Company.

         Section 5.4 No Solicitation of Transactions. Unless and until this Agreement is terminated in accordance with its terms, neither the Company nor its Subsidiaries shall, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or take any other action to facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or knowingly permit any of the officers, directors or employees of such party or any of its Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by such party or any of such party's Subsidiaries to take any such action, and the Company shall notify Buyer orally (within one Business Day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which any officer or director of the Company may receive relating to any of such matters and if such inquiry or proposal is in writing, the Company shall deliver to Buyer a copy of such inquiry or proposal; provided, however, that nothing contained in this Section shall prohibit the Board from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer or prohibit the Board from taking such other actions as may be required to comply with its fiduciary obligations. If the Board determines with the advice of counsel that failure to do so could be held to violate its fiduciary duties, it may provide information in response to an unsolicited proposal. If the Company receives a bona fide proposal for a Competing Transaction that the Board determines in good faith (based on the advice of a nationally recognized financial advisor) may provide greater value to the Company and its stockholders than this Agreement, it may enter into negotiations with respect to such proposal. The Company will notify Buyer of any such superior proposal not less than two Business Days prior to entering into any definitive agreement with respect to a Competing Transaction; provided, however, that in no event shall the Company enter into a definitive agreement with respect to a Competing Transaction less than five Business Days after the Company's initial notification to Buyer of an inquiry or proposal relating to a Competing Transaction. Within the two-Business-Day or five- Business-Day period referred to above, Buyer may propose an improved transaction.

         Section 5.5 Information and Access. From the date hereof until the date on which the Remaining Equity Ownership of Buyer shall be less than $10,000,000.00, (i) the Company and its Subsidiaries shall afford to Buyer and Buyer's accountants, counsel and other representatives full and reasonable access during normal business hours (and at such other times as the parties may mutually agree) to its properties, books, contracts, commitments, records and personnel and, during such period, shall furnish promptly to Buyer (1) a copy of each report, schedule and other document filed or received by it pursuant to the requirements of the Securities Laws, and (2) all other information concerning their businesses, personnel and the Company Properties as Buyer may reasonably request, and (ii) without limiting the generality of the foregoing, Buyer shall have the right to (1) conduct or cause to be conducted an environmental, physical, structural, electrical, mechanical and other inspection and review of any Company Properties, for which inspection Buyer will and hereby does indemnify and hold the Company harmless from any and all damages whatsoever caused by such inspection, or (2) request that the Company update any existing reports, reviews or inspections thereof, in which case the Company shall promptly so update its reports, reviews and inspections and cause them to be certified to Buyer by the firm or person who prepared such report or conducted such review or inspection. Buyer shall pay the expenses of any outside professional employed by Buyer in connection with Buyer's exercise of its rights under this Section 5.5. Buyer and its accountants, counsel and other representatives shall, in the exercise of the rights described in this Section, not unduly interfere with the operation of the businesses of the Company or its Subsidiaries.

         Section 5.6 Notification of Certain Matters. Each of Buyer and the Company shall use its good faith efforts to notify the other party in writing of its discovery of any matter that would render any of such party's or the other party's representations and warranties contained herein untrue or incorrect in any material respect, but the failure of either party to so notify the other party shall not be deemed a breach of this Agreement.

         Section 5.7 Delivery of Final Schedules and the Purchase Agreements. The Company and Buyer acknowledge that, as of the date hereof, not all of the Schedules referred to in this Agreement have been completed and that the final Kane Purchase Agreement and the final Konover Purchase Agreement have not been delivered to Buyer. The Company shall deliver to Buyer within ten Business Days of the date hereof final Schedules to this Agreement (the "Final Schedules") and the final Kane Purchase Agreement and the final Konover Purchase Agreement (to be attached hereto as Exhibits E and F). Following the delivery of the Final Schedules, if Buyer does not exercise its right to terminate this Agreement pursuant to 9.1(b)(iv), Buyer shall be deemed to have accepted the Final Schedules. The Company will provide updates to the Schedules within five (5) Business Days prior to each Closing to reflect new acquisitions or other material matters (other than the acquisition of the Kane and Konover Properties, which is governed by Section 5.8 below) arising since completion of the Final Schedules (the "Updated Schedules"). Except as provided in Section 9.1(b)(vi) with respect to the Kane and Konover Properties, information relating to new acquisitions approved by the Board and set forth on Updated Schedules shall not constitute a failure of a condition to closing as set forth in Article 7, except to the extent that such new information would result in a Material Adverse Effect on the Company. Following delivery of any Updated Schedules, if Buyer does not elect to terminate this Agreement pursuant to 9.1(b)(v) and consummates the applicable Closing, Buyer shall be deemed to have accepted such Updated Schedules (and shall not be permitted to seek indemnification for representations and warranties that were true and correct when made but are rendered untrue as a result of new information set forth in such Updated Schedules relating to events occurring since the date Buyer was deemed to have accepted the Final Schedules).

         Section 5.8 Delivery of Konover and Kane Schedules. For purposes of this Agreement, all properties acquired under the Kane Purchase Agreement as of the date hereof have been included in the Final Schedules to the same extent and with the same force and effect as all other properties currently owned by the Company. With respect to the Kane and Konover Properties, the Company shall make, on the date of the Second Closing, all representations and warranties set forth herein with respect to the Kane and Konover Properties as if the Company owned such Kane and Konover Properties as of the date of the Second Closing, such that the Company shall be deemed as of the Second Closing to (a) own all of the real and personal property, (b) have assumed any contracts, other agreements, liabilities or other obligations related to such real and personal property and (c) own any entities, if applicable, to be transferred to the Company or an Affiliate thereof pursuant to the Kane Purchase Agreement and the Konover Purchase Agreement. Fifteen (15) Business Days prior to the date of the Second Closing, the Company shall provide Buyer with schedules (the "Kane and Konover Schedules") relating to all representations and warranties with respect to the Kane and Konover Properties to be made on the date of the Second Closing pursuant to this Section 5.8. The parties hereto agree that the Company may elect prior to the Second Closing to not acquire up to an aggregate of three properties (the "Kick Out Properties") pursuant to the terms of the Kane Purchase Agreement and/or the Konover Purchase Agreement, as applicable, if the Company is released from its obligations to purchase such properties under the terms of the Kane Purchase Agreement or the Konover Purchase Agreement, as applicable, and in such case, if the Company has elected not to purchase such properties: (i) any representations and warranties made pursuant to this Section
5.8 shall be deemed not to include any representations and warranties with respect to the Kick Out Properties, (ii) the Company shall not have breached its representations and warranties hereunder to the extent it does not close on the Kick Out Properties and (iii) the failure to close on the Kick Out Properties shall not by itself constitute a Material Adverse Effect or a failure of a closing condition under Article 7 hereof (it being understood that if, prior to the Second Closing, the Company elects not to acquire four or more of the Kane and Konover Properties, such failure will constitute a Material Adverse Effect and the failure of a closing condition under Article 7 hereof, and it being further understood that the failure of the Company to acquire the Kane and Konover Properties other than the Kick Out Properties, if any, will constitute a Material Adverse Effect and the failure of a closing condition under Article 7 hereof as to all Subsequent Closings after the Second Closing).

                                    ARTICLE 6

                          CERTAIN ADDITIONAL COVENANTS

         Section 6.1 Resale. Buyer acknowledges and agrees that the Company Common Stock that Buyer will acquire in any Stock Purchase will not be registered under the Securities Act and may only be sold or otherwise disposed of in one or more transactions registered under the Securities Act and, where applicable, relevant state securities laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such state securities laws is available, and Buyer agrees that the certificates representing such Company Common Stock shall bear a legend to that effect and a legend as to its status as restricted securities.

         Section 6.2 REIT Compliance. Buyer will make available to the Company information known to Buyer regarding the ownership of interests in Buyer as requested by the Company and reasonably necessary for the Company to review the accuracy of the representations set forth in Sections 4.8 and 4.10.

         Section 6.3 REIT Status. From and after the date hereof and so long as Buyer owns 10% or more of the outstanding Company Common Stock unless the Directors on the Board nominated by the Buyer consent to doing otherwise, the Company will elect to be taxed as a REIT in its federal income tax returns, will comply with all applicable laws, rules and regulations of the Code relating to a REIT, and will not take any action or fail to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

         Section 6.4 Ownership of Assets. From and after the date hereof and as long as Buyer or an Affiliate thereof owns any Company Common Stock, the Company shall not own, directly or indirectly, 20% or more of its assets, in the aggregate, through Persons that are not Subsidiaries.


                                    ARTICLE 7

                             CONDITIONS TO CLOSINGS

         Section 7.1 Conditions of Purchase at Initial Closing. The obligation of Buyer to purchase and pay for the Purchased Shares at the Initial Closing is subject to satisfaction or waiver of each of the following conditions precedent:

                  (a) Representations and Warranties; Covenants. The representations and warranties of the Company contained herein shall have been true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the date of the Initial Closing (including, without limitation, the Schedules hereto), with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing (except for representations and warranties that speak as of a specific date or time other than the date of the Initial Closing (which need only be true and correct in all respects as of such date or time)), other than, in all such cases, such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect; provided, however, that if any of the representations and warranties is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of this Section 7.1(a) such materiality or Material Adverse Effect qualification will be in all respects ignored (but subject to the overall standard as to Material Adverse Effect set forth immediately prior to this proviso). The covenants and agreements of the Company to be performed on or before the date of the Initial Closing in accordance with this Agreement shall have been duly performed in all respects. The Company shall have delivered to Buyer at the Initial Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to Buyer dated the date of the Initial Closing to such effect.

                  In making any determination as to Material Adverse Effect under this Section 7.1(a), the matters set forth in such Section shall be aggregated and considered together.

                  (b) No Material Adverse Change. Since the date hereof, there shall not have been any change, circumstance or event which has had or would reasonably be expected to have a Material Adverse Effect.

                  (c) Consents. The Company shall have obtained the consents set forth in Schedule 3.4(d)-A.

                  (d) Ownership Limit Waiver. Buyer's ownership of up to the Initial Number of Shares shall have been exempted on a continuing basis subject to continuing validity of the representations and warranties of the Buyer in
Article 4 hereof (disregarding the qualification in Sections 4.8 and 4.10 relating to Buyer's knowledge and assuming no exceptions are set forth in
Schedule 4.10-B) and provided such exemption does not otherwise jeopardize the Company's tax status as a REIT, from the ownership limit provisions of Article IV of the Company Charter and the Board shall have taken such action provided for under Article IV of the Company Charter to grant such exemption to Buyer. For purposes of this paragraph (d), references to Buyer, shall also be deemed to be references to any person who would be an Investor within the meaning of the Stockholders Agreement, provided such person has made the representations and warranties of the Buyer in Article 4 hereof.

                  (e) Employment Agreements. Waivers in connection with each Employment Agreement shall have been entered into to the extent necessary to provide (i) that the transactions contemplated by this Agreement, the Kane Purchase Agreement and the Konover Purchase Agreement (together with this Agreement and the Kane Purchase Agreement, the "Transaction Documents") will not trigger any actual or contingent obligation under such Employment Agreement (including any payment or other obligation, forgiveness of debt, other release from obligation or acceleration of vesting of restricted stock, stock options or other awards, but excluding any automatic extension of the term of any Employment Agreement); and (ii) that the transactions contemplated by the Transaction Documents will not be taken into account in determining whether any subsequent transaction or event will trigger any such obligation.

                  (f) Restricted Stock Plan. Waivers in connection with The Factory Stores of America, Inc. 1996 Restricted Stock Plan (the "Restricted Stock Plan") and any award agreements thereunder shall have been entered into to the extent necessary to provide (i) that the transactions contemplated by the Transaction Documents will not trigger, directly or indirectly, the acceleration of vesting of any restricted stock granted under the Restricted Stock Plan; and
(ii) that the transactions contemplated by the Transaction Documents will not be taken into account in determining whether any subsequent transaction or event will trigger any such acceleration of vesting.

                  (g) Stock Option Plan. Waivers in connection with The Factory Stores of America, Inc. Amended and Restated 1993 Employee Stock Incentive Plan (the "Stock Incentive Plan") and any award agreements thereunder shall have been entered into to the extent necessary to provide (i) that the transactions contemplated by the Transaction Documents will not result in the acceleration of vesting of any stock options granted under the Stock Incentive Plan; and (ii) that the transactions contemplated by the Transaction Documents will not be taken into account in determining whether any subsequent transaction or event will trigger any such acceleration of vesting.

                  (h) Title Policies. The Company shall deliver updates of all Title Policies dated the date of the Initial Closing, in form and substance consistent in all material respects with the representations and warranties set forth in Section 3.11(a) of this Agreement.

                  (i) NYSE Approval. On or prior to the date of the Initial Closing, the New York Stock Exchange shall have approved, with respect to Buyer's ownership of up to the Initial Number of Shares at the Initial Closing, this Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Contingent Value Right Agreement and the transactions contemplated hereby and thereby.

         Section 7.2 Conditions to Purchase at Second Closing. The obligations of Buyer to purchase and pay for the Purchased Shares at the Second Closing are subject to satisfaction or waiver of each of the following conditions precedent:

                  (a) Representations and Warranties; Covenants. The representations and warranties of the Company contained herein shall have been true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the date of the Second Closing (including, without limitation, the Schedules hereto), with the same effect as though such representations and warranties had been made on and as of the date of the Second Closing (except for representations and warranties that speak as of a specific date or time other than the date of the Second Closing (which need only be true and correct in all respects as of such date or time)), other than, in all such cases, such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect; provided, however, that if any of the representations and warranties is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of this Section 7.2(a) such materiality or Material Adverse Effect qualification will be in all respects ignored (but subject to the overall standard as to Material Adverse Effect set forth immediately prior to this proviso). The covenants and agreements of the Company to be performed on or before the date of the Second Closing in accordance with this Agreement shall have been duly performed in all respects. The Company shall have delivered to Buyer at the Second Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to Buyer dated the date of the Second Closing to such effect.

                  (b) Stockholder Approval. The issuance of Company Common Stock pursuant to this Agreement, the election of three Investor Nominees to the Board and the amendment of the Company Charter as set forth in Section 3.4 of the Stockholders Agreement shall have been approved by the majority vote of the Company's stockholders other than Buyer (the "Stockholder Approval").

                  (c) Consents. The Company shall have obtained the consents set forth in Schedule 3.4(d)-B.

                  (d) Estoppel Certificates. The Company shall have delivered estoppel certificates for 50% of the tenants at the properties listed on
Schedule 7.2(d), in form and substance satisfactory to Buyer.

                  (e) Title Policies. The Company shall deliver updates of all Title Policies with respect to the Kane and Konover Properties.

                  (f) NYSE Approval. On or prior to the date of the Second Closing, the New York Stock Exchange shall have approved this Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Contingent Value Right Agreement and the transactions contemplated hereby and thereby.

                  (g) Opinion of Counsel. Buyer shall have received an opinion of Alston & Bird LLP, substantially in the form of Exhibit G hereto, that (i) commencing with the Company's taxable year ending December 31, 1993, the Company has been organized in conformity with the requirements for qualifications as a REIT and its proposed method of operation, as described in certain representations of the Company, will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code, and (ii) to the extent the Company has met qualifications as a REIT, it has been a "domestically controlled" REIT.

                  (h) Filing of Tax Return. The Buyer and each of its Subsidiaries shall have filed with the appropriate taxing authority all Tax Returns required to be filed by it for the year ended December 31, 1997.


         Section 7.3 Conditions of Purchase at All Closings. The obligations of Buyer to purchase and pay for the Purchased Shares at each Closing (including the Initial Closing, the Second Closing and any Subsequent Closing, except where otherwise indicated) are subject to satisfaction or waiver of each of the following conditions precedent:

                  (a) Representations and Warranties; Covenants. The representations and warranties of the Company contained herein shall have been true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the relevant Closing Date (including, without limitation, the Schedules hereto), with the same effect as though such representations and warranties had been made on and as of such Closing Date (except for representations and warranties that speak as of a specific date or time other than such Closing Date (which need only be true and correct in all respects as of such date or time)), other than, in all such cases, such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect; provided, however, that if any of the representations and warranties is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of this Section 7.3(a) such materiality or Material Adverse Effect qualification will be in all respects ignored (but subject to the overall standard as to Material Adverse Effect set forth immediately prior to this proviso). The covenants and agreements of the Company to be performed on or before the relevant Closing Date in accordance with this Agreement shall have been duly performed in all respects. The Company shall have delivered to Buyer at the relevant Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to Buyer dated the relevant Closing Date to such effect.

                  (b) No Material Adverse Change. Since the date of the immediately preceding Closing, there shall not have been any change, circumstance or event which has had or would reasonably be expected to have a Material Adverse Effect.

                  (c) No Material Breach. The Company shall be in compliance in all material respects with its covenants and other obligations under this Agreement, the Stockholders Agreement, the Contingent Value Right Agreement and the Registration Rights Agreement. The Company shall have satisfied the conditions of (i) Section 7.1(a) at the Initial Closing, (ii) Section 7.2(a) at the Second Closing, and (iii) Section 7.3(a) at all Closings.

                  (d) No Injunction. There shall not be in effect any final order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no pending Actions which would reasonably be expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby or to issue the Purchased Shares.

                  (e) REIT Status. The Company shall have elected to be taxed as a REIT in its most recent federal income tax return, and shall be in compliance with all applicable laws, rules and regulations, including the Code, necessary to permit it to be taxed as a REIT, unless the Investor Nominees (as defined in the Stockholders Agreement) shall have consented to changing such election. The Company shall not have taken any action or have failed to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes, unless the Investor Nominees (as defined in the Stockholders Agreement) shall have consented to taking or omitting to take such action.

                  (f) Domestically Controlled REIT. To the Company's knowledge, the Company is, and after giving effect to the relevant Closing will be, a "domestically-controlled" REIT within the meaning of Section 897(h)(4)(B) of the Code.

                  (g) Asset Test. The Board shall have determined that the Company satisfied the "5% asset test" of Section 856(c)(5) of the Code, or such successor provision as may be applicable, for the most recently ended calendar quarter as required by the Code.

                  (h) Consents. On each Closing other than the Initial Closing and the Second Closing, the Company shall have obtained the consents, if required, set forth in Schedule 3.4(d)-C.

                  (i) Opinion of Counsel. On or prior to the date of each Closing, the Company shall have delivered to Buyer the opinions of Alston & Bird LLP, counsel for the Company, in form and substance reasonably acceptable to Buyer.

         Section 7.4 Conditions of Sale. The obligation of the Company to issue and sell any Purchased Shares at any Closing (including the Initial Closing, the Second Closing and each Subsequent Closing, except where otherwise indicated below) is subject to satisfaction or waiver of each of the following conditions precedent:

                  (a) Representations and Warranties; Covenants. The representations and warranties of Buyer contained herein shall have been true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the relevant Closing Date with the same effect as though such representations and warranties had been made on and as of the relevant Closing Date (except for representations and warranties that speak as of a specific date or time other than such Closing Date (which need only be true and correct in all respects as of such date or time)), other than, in all such cases, such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Company or Buyer's ability to consummate the transactions contemplated hereby; provided, however, that if any of the representations and warranties is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of this Section 7.4(a) such materiality or Material Adverse Effect qualification will be in all respects ignored (but subject to the overall standard as to Material Adverse Effect set forth immediately prior to this proviso). The covenants and agreements of Buyer to be performed on or before the relevant Closing Date in accordance with this Agreement shall have been duly performed in all respects, other than (except for Buyer's obligation to pay the relevant Purchase Price at the relevant Closing as to which the proviso set forth in this other-than clause shall not apply) for such failures to have been performed as would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Company's or Buyer's ability to consummate the transactions contemplated hereby; provided, however, that if any such covenant or agreement is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of determining whether this condition has been satisfied, such materiality or Material Adverse Effect qualification will be in all respects ignored and such covenant or agreement shall have been performed in all respects without regard to such qualification (but subject to the overall exception as to Material Adverse Effect set forth immediately prior to this proviso). Buyer shall have delivered to the Company at the relevant Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to the Company dated the relevant Closing Date to such effect.

                  (b) Stockholder Approval. Except in the case of the Initial Closing, the issuance of the Company Common Stock pursuant to this Agreement shall have received Stockholder Approval.

                  (c) No Injunction. There shall not be in effect any final order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no pending Actions which would reasonably be expected to have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby or to acquire the Purchased Shares.

                  (d) Consents. The Company shall have obtained the consents set forth in Schedule 3.4(d)-A in the case of the Initial Closing, in Schedule 3.4(d)-B in the case of the Second Closing, and in Schedule 3.4(d)-C in the case of each other Subsequent Closing.

                                    ARTICLE 8

                            SURVIVAL; INDEMNIFICATION

         Section 8.1 Survival. Other than the representations contained in Sections 4.8 and 4.10 (which shall survive for as long as the Buyer owns Purchased Shares), the representations contained in Sections 3.2 and 3.3(a) (which shall survive indefinitely), the representations contained in Section
3.12 (which shall survive until the sixth anniversary of the date of the Initial Closing) and the representations contained in 3.8 and 3.13 (which shall survive for a period equal to the applicable statute of limitations for any taxes or penalties imposed and payable in breach of such representations and warranties), all representations, warranties and (except as provided by the last sentence of this Section 8.1) covenants and agreements of the parties contained herein, including indemnity or indemnification agreements contained herein, or in any Schedule or Exhibit hereto, or any certificate, document or other instrument delivered in connection herewith shall survive the Initial Closing, the Second Closing, any Subsequent Closing and the termination of this Agreement pursuant to Section 9.1 hereof (notwithstanding the exercise of Buyer's put option pursuant to Section 2.9 hereof) until the twelve month anniversary of the latest of the Initial Closing, the Second Closing, any Subsequent Closing and the termination of this Agreement pursuant to Section 9.1 hereof; provided, however, that there shall be no termination with respect to any representation and warranty as to which either (a) a bona fide claim has been asserted prior to such date or (b) the Company had actual knowledge of any breach thereof prior to any Closing Date. No Action or proceeding may be brought with respect to any of the representations and warranties, or any of the covenants or agreements which survive until such twelve month anniversary, unless written notice thereof, setting forth in reasonable detail the claimed misrepresentation or breach of warranty or breach of covenant or agreement, shall have been delivered to the party alleged to have breached such representation or warranty or such covenant or agreement prior to such twelve month anniversary; provided, however, that, if Buyer shall have complied with this Section 8.1, the damages for breach by the Company of any of the representations and warranties, or any of the covenants or agreements which survive until such twelve month anniversary, shall be measured with respect to all of Buyer's purchases of Company Common Stock hereunder and not with respect only to Buyer's purchases hereunder made prior to such twelve month anniversary, but such measurement shall not in any event include any shares of Company Stock that Buyer may have purchased other than from the Company. Those covenants or agreements that contemplate or may involve actions to be taken or obligations in effect after the Initial Closing shall survive in accordance with their terms.

         Section 8.2  Indemnification by Buyer or the Company.

                  (a) Subject to Section 8.1, from and after any Closing Date, Buyer shall indemnify and hold harmless the Company, its Affiliates and its Subsidiaries and its and their respective directors, officers, employees, stockholders, partners, members and representatives, and their respective successors and assigns, from and against any and all damages, claims, losses, expenses, costs, obligations, and liabilities, including liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this

Agreement) (collectively, "Loss and Expenses") suffered, directly or indirectly, by the Company by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by Buyer in or pursuant to this Agreement, or (ii) any failure by Buyer to perform or fulfill any of its covenants or agreements set forth herein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expenses include a party's incidental or consequential damages.

                  (b) Subject to Section 8.1, from and after any Closing Date, the Company shall indemnify and hold harmless Buyer, its Affiliates and its Subsidiaries and its and their respective directors, officers, employees, stockholders, partners, members and representatives, and their respective successors and assigns (each, an "Indemnified Party"), from and against any and all Loss and Expenses, suffered, directly or indirectly, by Buyer by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by the Company in or pursuant to this Agreement and any statements made in any certificate delivered pursuant to this Agreement, or (ii) any failure by the Company to perform or fulfill any of its covenants or agreements set forth herein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expenses include a party's incidental or consequential damages. Separate and apart from the Company's obligation to indemnify Buyer pursuant to the terms of this
Section 8.2(b), the Company shall purchase on Buyer's behalf insurance against Environmental Liabilities in the amount of $2,000,000 annually per each occurrence and $10,000,000 per annum (exclusive of legal defense costs) of coverage, and shall pay any deductible applicable thereto, and shall maintain such insurance on Buyer's behalf for a period of seven years. For purposes hereof, "Environmental Liabilities" shall include any liability, loss cost or expense arising under Environmental Laws or from Environmental Claims, including, without limitation, costs of investigation, cleanup, remedial or response action, the costs associated with posting financial assurances for the completion of response, remedial or corrective actions, the preparation of any closure or other necessary or required plans or analyses, or other reports or analyses submitted to or prepared by regulating agencies, including the cost of health assessments, epidemiological studies and the like, retention of engineers and other expert consultants, legal counsel, capital improvements, operation and maintenance testing counsel, capital improvements, operation and maintenance testing and monitoring costs, power and utility costs and pumping taxes or fees, and administrative costs incurred by governmental agencies.

                  (c) In the event that (i) the closing condition set forth in
Section 7.2(g)(ii) hereof is not satisfied and, notwithstanding the failure of such closing condition, the Second Closing has occurred, (ii) Buyer has not exercised its put option pursuant to Section 2.9 hereof and (iii) the Company indemnifies an Indemnified Party pursuant to the terms of Section 8.2(b) hereof in connection with the failure of the Company to qualify as a "domestically controlled REIT" (any payments payable under clause (iii) upon occurrence of the events set forth in clauses (i) - (iii), the "Indemnified Taxes"), the Company will be obligated to pay to such Indemnified Party, in addition to any Indemnified Taxes, an additional amount equal to the sum of (i) the product of
(A) the amount of the Indemnified Taxes and (B) a fraction, the numerator of which equals the percentage of the outstanding Company Common Stock owned by Investor as of the date such indemnification arises (expressed as a percentage) (the "Investor Ownership Percentage") and the denominator of which equals the difference between the number one (1) and the Investor Ownership Percentage and (ii) any Taxes imposed on such Indemnified Party in connection with the receipt of payments pursuant to this Section 8.2(c) (including any amounts paid under this clause (ii)). For the avoidance of doubt, this in the event the closing condition set forth in Section 7.2(g)(ii) hereof is satisfied, this Section 8.2(c) shall not be applicable.

                  (d) Notwithstanding the foregoing, (i) neither Buyer nor the Company shall be responsible for any Loss and Expenses as provided by paragraphs
(a) and (b) (except with respect to the Indemnified Taxes and any amounts payable pursuant to Section 8.2(c) hereof, which shall not be subject to any minimum threshold), respectively, of this Section 8.2 until the cumulative aggregate amount of such Loss and Expenses suffered by Buyer or the Company, as the case may be, exceeds $500,000, in which case Buyer or the Company, as the case may be, shall then be liable for all such Loss and Expenses, and (ii) the cumulative aggregate indemnity obligation of each of Buyer and the Company under this Section 8.2 shall in no event exceed the actual aggregate amount paid by Buyer for the shares of Company Common Stock and the Contingent Value Rights purchased by it from the Company pursuant to this Agreement. Except with respect to third-party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the indemnifying party shall satisfy its obligations hereunder within 30 days of receipt of a notice of claim under this Article 8.

         Section 8.3 Third-Party Claims. If a claim by a third party is made against an Indemnified Party and if such Indemnified Party intends to seek indemnity with respect thereto under this Article, such Indemnified Party shall promptly notify the indemnifying party in writing of such claims setting forth such claims in reasonable detail; provided, however, the foregoing notwithstanding, the failure of any Indemnified Party to give any notice required to be given hereunder shall not affect such Indemnified Party's right to indemnification hereunder except to the extent the indemnifying party from whom such indemnity is sought shall have been prejudiced in its ability to defend the claim or action for which such indemnification is sought by reason of such failure. The indemnifying party shall have 20 days after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; provided, however, that the Indemnified Party may participate in such settlement or defense through counsel chosen by such Indemnified Party, provided that the fees and expenses of such counsel shall be borne by such Indemnified Party. The Indemnified Party shall not pay or settle any claim which the indemnifying party is contesting. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the indemnifying party. If the indemnifying party does not notify the Indemnified Party within 20 days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

                                    ARTICLE 9

                                   TERMINATION

         Section 9.1 Termination. (a) This Agreement may be terminated prior to the Initial Closing by:

                  (i) the mutual consent of the Company and Buyer at any time;

                  (ii) Buyer at any time (if it is not in breach of any of its material obligations hereunder) in the event of a breach or failure by the Company that is material in the context of the transactions contemplated hereby of any representation, warranty, covenant or agreement by the Company contained herein which has not been, or cannot be, cured within 30 Business Days after written notice of such breach is given to the Company;

                  (iii) the Company at any time (if it is not in breach of any of its material obligations hereunder) in the event of a breach or failure by Buyer that is material in the context of the transactions contemplated hereby of any representation, warranty, covenant or agreement by Buyer contained herein which has not been, or cannot be, cured within 30 Business Days after written notice of such breach is given to Buyer; or

                  (iv) either the Company or Buyer at any time, if the Initial Closing shall not occur on a Target Date, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe any material covenant or agreement set forth herein required to be performed or observed by such party on or before the date of the Initial Closing.

                  (b)      This Agreement may be terminated at any time by:

                  (i) either the Company or Buyer, in the event that the stockholders of the Company vote upon and fail to approve the issuance of Company Common Stock contemplated hereby (it being understood that the Initial Closing shall have occurred prior to the date of the meeting of holders of shares of Company Stock to so approve);

                  (ii) Buyer, (1) if the Board shall have withdrawn, modified or failed to make or refrained from making its recommendation that the stockholders of the Company approve the issuance of Company Common Stock pursuant to this Agreement as provided for in Section 3.2(b) and
         Section 5.1(b) or (2) if the Board at any time refuses to reaffirm, at Buyer's request, such recommendation and its determination to make such recommendation to the stockholders of the Company, except, in each case, as permitted by Section 5.4, or (3) if no meeting at which the stockholders of the Company are asked to vote upon the transactions contemplated by this Agreement shall have duly occurred on or prior to August 31, 1998;

                  (iii) the Company, if the Board in compliance with Section 5.4 hereof determines in good faith to terminate in favor of a Competing Transaction, subject to the Company's obligation to pay Buyer certain fees pursuant to Section 9.3 hereof;

                  (iv) Buyer on or before five Business Days following the date on which the Final Schedules, the Kane Purchase Agreement (with completed schedules) and the Konover Purchase Agreement (with completed schedules) have been delivered by the Company to Buyer if Buyer, in its sole discretion, believes that the Final Schedules, the Kane Purchase Agreement or the Konover Purchase Agreement disclose facts that are material and adversely affect the Company;

                  (v) Buyer on or before five Business Days following the date any Updated Schedules have been delivered by the Company to Buyer if Buyer, in its sole discretion, believes that the Updated Schedules disclose facts that are material and adversely affect the Company;

                  (vi) Buyer on or before five Business Days following the date on which the Kane and Konover Schedules have been delivered by the Company to Buyer, if Buyer reasonably believes that the Kane and Konover Schedules disclose facts that have a material adverse effect on the value of the Kane and Konover Properties to the Company; or

                  (vii) Buyer if the Second Closing does not occur by September 30, 1998 (other than as a result of a material breach by Buyer of its obligations under this Agreement).

         Notwithstanding anything to the contrary in this Agreement, no provision of this Agreement shall be construed to permit the Company to prevent Buyer from purchasing the Initial Number of Shares (other than if the Company terminates this Agreement prior to the date of the Initial Closing pursuant to
Section 9.1(a)(iii)).

         Section 9.2 Procedure and Effect of Termination. In the event of termination of this Agreement by either or both of the Company and Buyer pursuant to Section 9.1, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto (other than the right of Buyer to purchase the Initial Number of Shares as set forth in the last paragraph of Section 9.1 of this Agreement), except that the provisions of Sections 5.2 (Public Announcements; Confidentiality), 9.3 (Expenses), 10.2 (Governing Law), and 10.4 (Notices), and, in the event of any termination following any Closing hereunder, the provisions of Article 8 (Survival; Indemnification), and any related definitional, interpretive or other provisions necessary for the logical interpretation of such provisions, shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement.

         Section 9.3  Expenses.

                  (a) Whether or not any Stock Purchase is consummated, all reasonable out-of-pocket legal and other costs and expenses incurred by Buyer in connection with this Agreement and the transactions contemplated hereby shall be reimbursed by the Company as of the date hereof (by wire transfer of same day funds); provided that Buyer shall not have breached any of its representations and warranties in any material respect. In addition, the Company shall promptly reimburse Buyer for all reasonable out-of-pocket legal and other costs and expenses incurred after the date hereof in connection with Buyer (i) monitoring the Company and the performance of the Purchased Shares and (ii) performing its duties under each of the Governing Documents.

                  (b) At any time prior to the Initial Closing or, if the Initial Closing has occurred, at any time prior to the Second Closing, if this Agreement is terminated, the Company shall pay Buyer a fee in the amount of $2,250,000 (the "Break-up Fee"); provided, that Buyer is not in material default under this Agreement, that Buyer has not breached any of its representations and warranties in any material respect, and that Buyer has satisfied in all material respects its covenants relating to the Initial Closing and contemplated by the terms hereof to be performed at or prior to the time of the Company's stockholders' meeting. In addition, in the event the Board, prior to the stockholders meeting referenced in Section 5.1(b) of this Agreement, is contacted by another person regarding a Competing Transaction or has information relating to a Competing Transaction to be proposed by another person, and the Company enters into a Competing Transaction with such person or any Affiliate of such person on or prior to the one year anniversary of the date this Agreement is terminated, the Company shall pay Buyer an additional fee in the amount of $3,000,000 (the "Topping Fee"). Notwithstanding the foregoing, in the event a Topping Fee is paid to Buyer and the amount of cash received by Buyer pursuant to (i) the Break-up Fee PLUS (ii) the Topping Fee PLUS (iii) the 19.9% Sale Transaction Profit exceeds $7,750,000, Buyer shall refund to the Company the amount of such excess within thirty days.


                                   ARTICLE 10

                                  MISCELLANEOUS

         Section 10.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

         Section 10.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         Section 10.3 Entire Agreement. This Agreement (including agreements incorporated herein) and the Schedules and Exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

         Section 10.4 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

                  FAC Realty Trust, Inc.
                  11000 Regency Parkway, 3rd fl.
                  East Tower
                  Cary, NC 27511
                  Attention:  C. Cammack Morton
                  Telecopy:   (919) 462-8799

                  with a copy to:

                  Alston & Bird LLP
                  310 UCS Plaza
                  3605 Glenwood Ave.
                  P.O. Drawer 31107
                  Raleigh, North Carolina  27622-1107
                  Attention:        Brad S. Markoff, Esq.
                  Telecopy:         (919) 881-3175


or at such other address and to the attention of such other person as the Company may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

                  Lazard Freres Real Estate Investors, LLC
                  Thirty Rockefeller Plaza, 63rd Floor
                  New York, NY 10020
                  Attention: Arthur P. Solomon and Murry N. Gunty Telecopy Number: (212) 632-6052 with a copy to:

                  Latham & Watkins
                  885 Third Avenue
                  New York, NY 10022
                  Attention:  R. Ronald Hopkinson, Esq.
                  Telecopy Number: (212) 751-4864

         Section 10.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Except as specifically provided hereby, Buyer shall not be permitted to assign any of its rights hereunder to any third party, other than to one or more Affiliates of LFREI, a majority of the voting power and the economic interests of which are Beneficially Owned (as that term is defined in the Stockholders Agreement) by LFREI, provided that such Affiliates make the representations set forth in Article 4 hereof and agree to be bound hereby and by the Stockholders Agreement, and provided that Buyer shall remain liable hereunder, and provided that any bona fide financial institution to which Buyer or any permitted transferee has Transferred (as that term is used in the Stockholders Agreement) (including upon foreclosure of a pledge) shares of Company Stock for the purpose of securing bona fide indebtedness of Buyer or such permitted transferee and which has agreed to be bound by this Agreement and the Stockholders Agreement shall also be entitled to enforce the rights of Buyer hereunder.

         Section 10.6 Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

         Section 10.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

         Section 10.8  Interpretation; Absence of Presumption.

                  (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

                  (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

         Section 10.9 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

         Section 10.10 Further Assurances. The Company and Buyer agree that, from time to time, whether before, at or after any Closing Date, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be necessary to carry out the purposes and intents hereof.

         Section 10.11 Specific Performance. Buyer and the Company each acknowledge that, in view of the uniqueness of the parties hereto, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

         Section 10.12 Interpretation of Schedules. Any matter set forth on any Schedule shall be deemed to be referred to on all other Schedules to which such matter logically relates and where such reference would be appropriate and can reasonably be inferred from the matters disclosed on the first Schedule as if set forth on such other Schedules.

                            [signature page follows]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                             PROMETHEUS SOUTHEAST RETAIL LLC

                             By: LF Strategic Realty Investor II, L.P.,
                                 its sole member


                             By: Lazard Freres Real Estate Investors, LLC,
                                 its general partner


                                      By: ________________________
                                          Name: ___________________________
                                          Title: __________________________


                             FAC REALTY TRUST, INC.


                             By: ________________________
                                 Name: C. Cammack Morton
                                 Title: Chief Executive Officer

                                                                     APPENDIX B

     -----------------------------------------------------------------------





                             STOCKHOLDERS AGREEMENT

                                 by and between

                         PROMETHEUS SOUTHEAST RETAIL LLC

                                       and

                             FAC REALTY TRUST, INC.


                                   dated as of

                                February 24, 1998




     -----------------------------------------------------------------------

                  THIS STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of February 24, 1998 is made by and between Prometheus Southeast Retail LLC ("Buyer"), an affiliate of Lazard Freres Real Estate Investors, LLC ("LFREI"), and FAC Realty Trust, Inc., a Maryland corporation (the "Company"). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as hereinafter defined).


                                    RECITALS:

                  WHEREAS, the Company and Buyer have entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to sell, and Buyer has agreed to purchase, certain shares of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), together with Contingent Value Rights, upon the terms and subject to the conditions set forth therein;

                  WHEREAS, it is a condition to the transactions contemplated by the Stock Purchase Agreement and the parties believe it to be in their best interests that they enter into this Agreement and provide for certain rights and restrictions with respect to the investment by Investor (as hereinafter defined) in the Company and the corporate governance of the Company;

                  WHEREAS, the Company and Buyer believe that the combination in a strategic partnership of the leadership, expertise and experience in retail development and operations of the Company and the investment and capital markets expertise and access to capital of Buyer and its Affiliates will significantly enhance the Company's ability to pursue its growth and operating strategies; and

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  Section 1.1 "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the 1934 Act, and as in effect on the date hereof.

                  Section 1.2 "Aggregate Purchase Price" shall mean, on any date, the amount equal to the aggregate consideration paid by Buyer on and prior to such date in connection with the purchase of the Purchased Shares pursuant to the Stock Purchase Agreement.

                  Section 1.3 "Agreement" shall have the meaning set forth in the first paragraph hereof.

                  Section 1.4 "Approval Rights Termination Date" shall mean the first date on which the ratio (expressed as a percentage) of (i) the sum of (A) the remaining Investment of Investor (and any transferee or assignee of Investor or any group of transferees or assignees) on such date and (B) the remaining Commitment to Invest of Investor (or any transferee or assignee of Investor or group of transferees or assignees) on such date to (ii) the sum of (A) the Fair Market Value of all Company Stock outstanding, as measured on such date, and (B) the Fair Market Value of all OP Units outstanding, as measured on such date, is less than 15%.

                  Section 1.5 "Beneficially Own" shall mean, with respect to any security, having direct or indirect (including through any Subsidiary or Affiliate) "beneficial ownership" of such security, as determined pursuant to Rule 13d-3 under the 1934 Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that all of the shares of Company Common Stock which Buyer has agreed to purchase under the Stock Purchase Agreement but which have not yet been purchased shall be deemed to be Beneficially Owned by Investor until the Remaining Equity Ownership is zero.

                  Section 1.6 "Board" shall mean the board of directors of the Company.

                  Section 1.7 "Buyer" shall have the meaning set forth in the first paragraph hereof.

                  Section 1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

                  Section 1.9 "Commitment to Invest" shall mean, for any person and on any date, the product of (A) the number of shares of Company Common Stock such person is committed to purchase from the Company under the Stock Purchase Agreement on or after such date and (B) the Fair Market Value of the Company Common Stock on such date.

                  Section 1.10 "Company" shall have the meaning set forth in the first paragraph hereof.

                  Section 1.11 "Company Charter" shall have the meaning set forth in the Stock Purchase Agreement.

                  Section 1.12 "Company Common Stock" shall have the meaning set forth in the second paragraph hereof.

                  Section 1.13 "Company Stock" shall mean, collectively, the Company Common Stock and other shares of capital stock of the Company.

                  Section 1.14 "Company Stock Equivalents" shall have the meaning set forth in Section 3.2(e).

                  Section 1.15 "Control" shall mean with respect to any person, the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" shall have a correlative meaning.

                  Section 1.16 "Declaration Date" shall have the meaning set forth in Section 3.3(b).

                  Section 1.17 "Director" shall mean a member of the Board.

                  Section 1.18 "Eligible Securities" shall have the meaning set forth in Section 3.3.

                  Section 1.19 "Executive Committee" shall mean the five-member executive committee of the Board.

                  Section 1.20 "Exercise Notice" shall have the meaning set forth in Section 4.1(c).

                  Section 1.21 "Fair Market Value" shall mean, with respect to Company Stock on any day, the average of the last reported sales price for such Company Stock for 60 consecutive calendar days before such date, and, with respect to OP Units on any day, the average of the last reported sales price for Company Common Stock for 60 consecutive calendar days before such date. In the event the "Fair Market Value" for such Company Stock or OP Units cannot be determined as aforesaid, the "Fair Market Value" for such Company Stock or OP Units, as applicable, shall be determined by the Independent Directors of the Company as they, in good faith, consider appropriate. Such determination may be challenged in good faith by the Investor, and any dispute shall be resolved at the Company's cost, by an investment banking firm of recognized national standing selected by the Company and acceptable to Investor and shall be made in good faith and be conclusive absent manifest error.

                  Section 1.22 "15% IRR Amount" shall mean, on any day, an aggregate dollar amount that allows Buyer to realize a 15% internal rate of return on the Aggregate Purchase Price paid by Buyer as of such date, on a compounded, annualized basis (inclusive of all cash dividends paid to Buyer with respect to the Purchased Shares (not including any special fees, expenses or other consideration payable to Investor, but not to all other stockholders of the Company)).

                  Section 1.23 "Final Threshold Date" shall mean the first date on which the sum of (A) the remaining Investment of Investor (and any transferee or assignee of Investor or any group of transferees or assignees) on such date and (B) the remaining Commitment to Invest of Investor (or any transferee or assignee of Investor or group of transferees or assignees) on such date, is less than $10,000,000.00.

                  Section 1.24 "Fully Diluted" shall mean, with respect to the Company Stock, the total number of outstanding shares of Company Stock (for such purposes, treating as outstanding Company Stock all options or warrants to purchase and securities convertible into (or exchangeable or redeemable for) Company Stock, including, without limitation, OP Units), outstanding as of the relevant measurement date, assuming exercise, conversion, exchange or redemption of such other securities.

                  Section 1.25 "Government Authority" shall mean any government or state (or any subdivision thereof) of or in the United States, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof, or any governmental court or tribunal.

                  Section 1.26 "Group" shall mean a "group" as such term is used in Section 13(d)(3) of the 1934 Act.

                  Section 1.27 "Independent Directors" shall have the meaning set forth in Section 2.1(d).

                  Section 1.28 "Initial Investor Nominees" shall have the meaning set forth in Section 2.1(a).

                  Section 1.29 "Investment" shall mean, for any person and on any date, the sum of (i) product of (A) the number of shares of Company Stock held by such person and (B) the Fair Market Value of the Company Stock on such date and (ii) the product of (A) the number of OP Units held by such person and
(B) the Fair Market Value of the OP Units on such date.

                  Section 1.30 "Investor" shall mean Buyer, and shall also include any Affiliate of LFREI, a majority or more of the voting power and economic interests of which is Beneficially Owned by LFREI, or, for purposes only of the provisions of the Registration Rights Agreement, any bona fide financial institution to which any Investor has transferred (including upon foreclosure of a pledge) shares of Company Stock for the purpose of securing bona fide indebtedness of any Investor and which has agreed to be bound by this Agreement.

                  Section 1.31 "Investor Nominees" shall have the meaning set forth in Section 2.1(a).

                  Section 1.32 "Key Committees" shall have the meaning set forth in Section 2.2(a).

                  Section 1.33 "1933 Act" shall mean the Securities Act of 1933, as amended.

                  Section 1.34 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended. Section 1.35 "Offer Period" shall have the meaning set forth in Section 3.3(a).

                  Section 1.36 "Offer Price" shall have the meaning set forth in
Section 3.3.

                  Section 1.37 "Offer to Purchase" shall have the meaning set forth in Section 3.3.

                  Section 1.38 "Participation Notice" shall have the meaning set forth in Section 4.1(c).

                  Section 1.39 "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Government Authority.

                  Section 1.40 "Preliminary Threshold Date" shall mean the first date on which the sum of (A) the remaining Investment of Investor (and any transferee or assignee of Investor or any group of transferees or assignees) on such date and (B) the remaining Commitment to Invest of Investor (or any transferee or assignee of Investor or group of transferees or assignees) on such date, is less than $50,000,000.00.

                  Section 1.41 "Purchase Date" shall have the meaning set forth in Section 3.3(a).

                  Section 1.42 "Purchased Shares" shall have the meaning set forth in the Stock Purchase Agreement.

                  Section 1.43 "Registrable Securities" shall have the meaning set forth in the Registration Rights Agreement.

                  Section 1.44 "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the date hereof, by and between the Company and Buyer.

                  Section 1.45 "Securities Filings" shall have the meaning set forth in Section 3.1(a)(iii).

                  Section 1.46 "Stockholder Approval" shall have the meaning set forth in the Stock Purchase Agreement.

                  Section 1.47 "Stockholder Approval Date" shall mean the date on which a duly called and held meeting of shareholders of the Company is held at which meeting (i) a quorum is present and (ii) Stockholder Approval is obtained.

                  Section 1.48 "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

                  Section 1.49 "Supermajority Board Approval" shall have the meaning set forth in Section 3.2.

                  Section 1.50 "Second Threshold Date" shall mean the first date on which the sum of (A) the remaining Investment of Investor (and any transferee or assignee of Investor or any group of transferees or assignees) on such date and (B) the remaining Commitment to Invest of Investor (or any transferee or assignee of Investor or group of transferees or assignees) on such date, is less than $25,000,000.00.

                  Section 1.51 "Total Enterprise Value" shall have the meaning given to it in the Stock Purchase Agreement.

                  Section 1.52 "Transfer Agent" shall have the meaning set forth in Section 3.3(c).


                                    ARTICLE 2

                               BOARD OF DIRECTORS

                  Section 2.1  Members of the Board

                  (a) From and after the Stockholder Approval Date, if any, and until the Preliminary Threshold Date, the Company and Investor shall take all actions necessary to cause the Board to be structured to consist of no less than nine members, of which three members will be designees of Investor (the "Investor Nominees"), two of which shall be chosen at the sole discretion of Investor (the "Initial Investor Nominees") and one of which shall be subject to the reasonable approval of the Company, and the Company and Investor will take all actions necessary to cause such nominees to become members of the Board as soon as practicable after the Stockholder Approval Date. If necessary to effectuate the placement of the Investor Nominees on the Board, the Company shall solicit the resignations of the appropriate number of Directors to the extent necessary to permit the Investor Nominees to serve. The Initial Investor Nominees are expected to be Art Solomon and Murry Gunty; provided, that Investor may at any time appoint any other person, subject to the provisions of Section 2.1(d) of this Agreement, as an Initial Investor Nominee without the consent of the Company. At any time before the Preliminary Threshold Date, if the total size of the Board is increased, the number of Investor Nominees shall also be increased such that at least one-third of the members of the Board shall be Investor Nominees.

                  (b) From and after the Preliminary Threshold Date and until the Second Threshold Date, the Company and Investor shall take all actions necessary to cause the Board to be structured to consist of no less than nine members, of which at least two members will be Investor Nominees, and the Company and Investor will take all actions necessary to cause such nominees to become, or continue to be, members of the Board as soon as practicable after the Preliminary Threshold Date. At any time before the Second Threshold Date, if the total size of the Board is increased, the number of Investor Nominees shall also be increased such that at least two-ninths of the members of the Board shall be Investor Nominees.

                  (c) From and after the Second Threshold Date and until the Final Threshold Date, the Company and Investor shall take all actions necessary to cause the Board to be structured to consist of no less than nine members, of which at least one member will be an Investor Nominee, and the Company and Investor will take all actions necessary to cause such nominee(s) to become, or continue to be, member(s) of the Board as soon as practicable after the Second Threshold Date. At any time before the Final Threshold Date, if the total size of the Board is increased, the number of Investor Nominees shall also be increased such that at least one-ninth of the members of the Board shall be Investor Nominees.

                  (d) Investor will not name any person as an Investor Nominee if (i) such person is not reasonably experienced in business, financial or real estate matters, (ii) such person has been convicted of, or has pled nolo contendere to, a felony, (iii) the election of such person would violate any law, or (iv) any event required to be disclosed pursuant to Item 401(f) of Regulation S-K of the 1934 Act has occurred with respect to such person. Investor shall use its reasonable efforts to afford the independent directors of the Company (the "Independent Directors") a reasonable opportunity to meet any individual that Investor is considering naming as an Investor Nominee.

                  (e) The Company will support the nomination of and the election of each Investor Nominee to the Board, and the Company will exercise all authority under applicable law to cause each Investor Nominee to be elected to the Board. Without limiting the generality of the foregoing, with respect to each meeting of shareholders of the Company at which Directors are to be elected, the Company shall use its reasonable efforts to solicit from the shareholders of the Company eligible to vote in the election of Directors proxies in favor of each Investor Nominee.

                  Section 2.2  Committee Representation; Subsidiary Boards

                  (a) The Company shall amend its by-laws to (i) establish the Executive Committee, which shall be delegated the authority to the maximum extent permitted by law to approve any matter permissible under law for authorization by an executive committee, and (ii) provide that each of the Executive Committee, the compensation committee, the audit committee, any special committee(s) of the Board, and any other committees which shall be charged with exercising substantial authority on behalf of the Board (other than any committee charged with the approval of the transactions contemplated by the Stock Purchase Agreement or this Agreement, or any committee charged with evaluating any Competing Transaction) (the foregoing, the "Key Committees") shall
         (A) until the Preliminary Threshold Date, be comprised of members, at least one-third of whom are Investor Nominees, (B) until the Second Threshold Date, be comprised of members, at least two- ninths of whom are Investor Nominees, and (C) until the Final Threshold Date, be comprised of members, at least one-ninth of whom are Investor Nominees.

                  Notwithstanding the foregoing, if none of the Directors who are Investor Nominees would be considered "independent" of the Company, "disinterested," "non-employee directors" and "outside directors" (i) for purposes of any applicable rule of the New York Stock Exchange or any other securities exchange or other self-regulating organization (such as the National Association of Securities Dealers) requiring that members of the audit committee of the Board be independent of the Company, (ii) for purposes of any law or regulation that requires, in order to obtain or maintain favorable tax, securities, corporate law or other material legal benefits with respect to any plan or arrangement for employee compensation or benefits, that the members of the committee of the Board charged with responsibility for such plan or arrangement be "independent" of the Company, "disinterested," "non-employee directors" or "outside directors," or (iii) for purposes of any special committee formed in connection with any transaction or potential transaction involving the Company and any of Investor, its Affiliates or any Group of which Investor is a member or such other transaction or potential transaction which would involve an actual or potential conflict of interest on the part of the Directors who are Investor Nominees, then a Director who is an Investor Nominee shall not be required to be appointed to any such committee; provided, however, that the committees of the Board shall be organized such that, to the extent practicable, the only items to be considered by a Key Committee on which no Director who is an Investor Nominee may serve will be those items which prevent the Director who is an Investor Nominee from serving on such Key Committee. Any members of any Key Committee who are Investor Nominees shall, in the event of any vacancy in such membership, be replaced by a Director who is an Investor Nominee elected by a majority of the Directors who are Investor Nominees.

                  (b) Until the Final Threshold Date, at least one Director who is an Investor Nominee shall serve as a member of the board of directors or comparable governing body of each Subsidiary of the Company, if any, that is a corporation or other person with a board of directors or board of trustees.

                  Section 2.3 Vacancies. In the event that any Investor Nominee shall cease to serve as a Director for any reason other than the fact that Investor no longer has a right to nominate a Director, the vacancy resulting thereby shall be filled by an Investor Nominee designated by Investor; provided, however, that any Investor Nominee so designated shall satisfy the qualification requirements set forth in Section 2.1(b).


                                    ARTICLE 3

                         COVENANTS; TRANSFER PROVISIONS

                  Section 3.1  Operating Statements; Public Company Status

                  (a) From and after the date of this Agreement until the Final Threshold Date, if any, the Company will:

                           (i) deliver to Investor, as soon as practicable after
                  the end of each month or other reporting period, any operating and financial statements and management reports (x) of the Company, and (y) of each Subsidiary of the Company not consolidated with the Company, which are regularly provided to the senior management of the Company, each as, at and for the end of such month or other reporting period, and such other statements or reports as are reasonably requested by Investor, all in such form as are prepared by the Company for internal use by management (including, as applicable, by e-mail);

                           (ii) deliver to Investor copies of all other
                  information distributed by the Company to the Board, any other equity investor in the Company or any of the Company's partners in joint ventures;

                           (iii) deliver to Investor, as promptly as practicable
                  following filing, a copy of each report, schedule or other document filed by the Company pursuant to the requirements of any federal or state securities laws (collectively, the "Securities Filings"); and

                           (iv) continue to comply in all material respects with
                  the reporting requirements of Section 13 or 15(d) of the 1934 Act.

                  (b) Until the Final Threshold Date, the Company and Investor will afford one another a reasonable opportunity to review any Securities Filing, any other filing with a Government Authority and any press release or similar public announcement which refers to, describes or mentions such other party or any Affiliate of such other party prior to the time that such filing is filed with or sent to the applicable Government Authority or such announcement is disseminated.

                  Section 3.2 Conduct of Actions. From and after the Stockholder Approval Date until the Approval Rights Termination Date, if any, notwithstanding the fact that a vote of the Board or the Executive Committee may not be required under applicable law, the Company shall not, and shall not permit any of its Subsidiaries without the affirmative vote of over sixty-seven percent (67%) of all of the Directors ("Supermajority Board Approval") to:

                  (a) acquire, whether by merger, consolidation, purchase of stock or assets or other business combination, (i) in a single transaction or group of related transactions, any business or assets having an aggregate purchase price in excess of twenty-five percent (25%) of Total Enterprise Value as measured at the beginning of the fiscal year in which such acquisition is consummated, or (ii) during any one fiscal year, businesses or assets having an aggregate purchase price in excess of fifty percent (50%) of Total Enterprise Value as measured at the beginning of such fiscal year;

                  (b) sell or dispose of any assets, whether by merger, consolidation, sale of stock or assets or other business combination, during any one fiscal year, having an aggregate value in excess of twenty-five percent (25%) of Total Enterprise Value as measured at the beginning of such fiscal year;

                  (c) directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to, any indebtedness if, after giving pro forma effect to such indebtedness, the Company's ratio of
         (i) total indebtedness to (ii) Total Enterprise Value, expressed as a percentage, would be greater than 65%;

                  (d) make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any of its Affiliates;

                  (e) issue Company Stock or options, rights or warrants or other commitments to purchase or securities convertible into (or exchangeable or redeemable for) shares of Company Stock, including, without limitation, OP Units (such options, rights, warrants, other commitments or securities, "Company Stock Equivalents"); provided, however, that Supermajority Board Approval shall not be required for any issuance of Company Stock or Company Stock Equivalents as long as the sum of (i) all shares of Company Stock issued by the Company during the applicable fiscal year and (ii) shares of Company Stock into which Company Stock Equivalents issued by the Company and each of its Subsidiaries during the applicable fiscal year are convertible, does not exceed fifty percent (50%) of all shares of Company Stock outstanding, on a Fully Diluted basis, on the first day of such fiscal year; provided, further, that in connection with any issuance by the Company of Company Stock or issuance by the Company or any of its Subsidiaries of any Company Stock Equivalents, Investor shall be entitled, to the extent so provided in Section 4.1 of this Agreement, to a participation right on the terms set forth in Section 4.1 of this Agreement. Notwithstanding the first sentence of this Section 3.2(e),
         (i) Company Stock issued to the Company or a wholly owned Subsidiary thereof and (ii) Company Stock and Company Stock Equivalents issued to directors or employees of the Company or a Subsidiary of the Company in connection with any employee benefit plan approved by the shareholders of the Company, shall not be subject to Supermajority Board Approval;

                  (f) change or amend any provision of the Company Charter or the by-laws of the Company in a manner that would be materially adverse to Investor;

                  (g) pursuant to or within the meaning of any bankruptcy law:
         (i) commence a voluntary case, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a custodian of it or for all or substantially all of its property, (iv) make a general assignment for the benefit of its creditors;

                  (h) in the case of the Company, (1) terminate its eligibility for treatment as a real estate investment trust, as defined in the Code, or (2) take any action or fail to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of such eligibility, unless in the case of a failure to take action, such action is initiated within thirty days and such action is completed within the period required under the Code in order to maintain such eligibility; or

                  (i) subject to the right of the Company to terminate the Stock Purchase Agreement pursuant to Section 9.1(b)(iii) thereof, allow the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than Buyer, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange
         Act), directly or indirectly, of stock having more than 15% of the voting power of the Company.

                  Section 3.3 Offer to Purchase. At any time prior to December 31, 2003 (after completion of the purchase of all of the Purchased Shares pursuant to the Stock Purchase Agreement), the Company may make an irrevocable offer to purchase (the "Offer to Purchase") to all holders of shares of Company Common Stock that are Registrable Securities (such shares, "Eligible Securities") all (and not less than all) outstanding shares of Eligible Securities at a per share offer price (the "Offer Price") in cash equal to (i) the greater of (A) $19.00 MULTIPLIED BY the number of outstanding shares of Purchased Shares on such date LESS the aggregate amount of cash dividends paid (not including any special fees, expenses or other consideration payable to Investor, but not to all other stockholders of the Company) on the Purchased Shares between the date of the Initial Closing and such date and (B) the 15% IRR Amount on such date, DIVIDED BY (ii) the number of outstanding shares of Purchased Shares on such date. In making an Offer to Purchase, the Company shall follow the procedures set forth below:

                  (a) The Offer to Purchase shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase all shares of Eligible Securities tendered in response to the Offer to Purchase. Payment for any Eligible Securities so purchased shall be made in the same manner as dividends are paid.

                  (b) If the Purchase Date is on or after the date on which dividends are declared (the "Declaration Date"), any accrued or unpaid dividends shall be paid to the person in whose name the applicable Eligible Security is registered at the close of business on the Declaration Date, and no additional dividends shall be payable to holders of Eligible Securities pursuant to the Offer to Purchase.

                  (c) Upon the commencement of an Offer to Purchase, the Company, within five days of such commencement, shall send, by first class mail, a notice to the transfer agent for Company Common Stock (the "Transfer Agent") and each holder of Eligible Securities. The notice shall contain all instructions and material necessary to enable such holders to tender Eligible Securities pursuant to the Offer to Purchase. The Offer to Purchase shall be made to all holders of Eligible Securities. The notice, which shall govern the terms of the Offer to Purchase, shall state:

                           (i) that the Offer to Purchase is being made pursuant
                  to Section 3.3 hereof and the length of time the Offer to Purchase shall remain open;

                           (ii)     the Offer Price and the Purchase Date;

                           (iii) that any Eligible Securities not tendered shall
                  remain outstanding;

                           (iv) that, unless the Company fails to make the
                  applicable payment, any Eligible Securities tendered will cease to be outstanding;

                           (v) that holders of Eligible Securities electing to
                  have any shares purchased shall be required to surrender such shares, with a validly executed certificate of transfer, or transfer by book-entry transfer, to the Company or the Transfer Agent at the address specified in the notice at least three days before the Purchase Date; and

                           (vi) that holders of Eligible Securities shall be
                  entitled to withdraw their election if the Company or the Transfer Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the number of shares the holder delivered for purchase and a statement that such holder is withdrawing his election to have such shares purchased.

                  For the avoidance of doubt, neither Investor nor any of its assignees are required to accept an Offer to Purchase. The provisions governing an Offer to Purchase are set forth in this Agreement for the purpose of clarifying the terms of the Contingent Value Right Agreement.

                  Section 3.4 Amendment of Documents. The Company shall take all actions necessary to amend the Company Charter and the Company's by-laws in order to give effect to Article 2 and Section 3.2 of this Agreement. Such amendments to the Company Charter and the Company's by-laws shall be in form and substance reasonably satisfactory to Buyer and otherwise consistent with the terms of this Agreement.

                  Section 3.5 Voting. On any matter that requires a vote of the stockholders of the Company under the Company's Charter or by-laws or under any applicable law, Buyer shall vote any Company Common Stock acquired by it pursuant to Section 4.1(b) hereof pro rata based on the votes of the other stockholders of the Company.

                  Section 3.6 Mergers. For a period of five years following the date of the Initial Closing, Buyer shall not take any action to cause the Company to consolidate or merge with or into another person if, pursuant to the terms of such consolidation or merger, the stockholders of the Company (other than Buyer) shall receive consideration in a form, or in an amount, different from Buyer. In addition, if on any date Buyer shall, in one or a series of related transactions, transfer a number of shares of Company Common Stock greater than 50% of the aggregate number of shares of Company Common Stock outstanding on such date to a person (other than an Affiliate of Buyer) and such person's Affiliates, such person shall be subject to the limitations set forth in this Section 3.6 as if such person were a party to this Agreement.


                                    ARTICLE 4

                              PARTICIPATION RIGHTS

                  Section 4.1 (a) Right to Participate. From and after the date hereof until the Preliminary Threshold Date, if any, Investor shall be entitled to a participation right to purchase or subscribe for up to that number of additional shares of capital stock (including as "capital stock" for purposes of this Section, any security, option, warrant, call, commitment, subscription, right to purchase or other agreement of any character that is convertible into or exchangeable or redeemable for shares of capital stock of the Company or any of its Subsidiaries, including, without limitation, OP Units (and all references in this Section to capital stock shall, as appropriate, be deemed to be references to any such securities), and also including additional shares of capital stock to be issued pursuant to the conversion, exchange or redemption of any security, option, warrant, call, commitment, subscription, right to purchase or other agreement of any character that is convertible into or exchangeable or redeemable for shares of capital stock, including, without limitation, OP Units, as if the price at which such additional shares of capital stock is issued pursuant to any such conversion, exchange or redemption were the market price on the date of such issuance) to be issued or sold by the Company which represents the same proportion of the total number of shares of capital stock to be issued or sold by the Company (including the shares of capital stock to be issued to Investor upon exercise of its participation rights hereunder; it being understood and agreed that the Company will accordingly be required to either increase the number of shares of capital stock to be issued or sold so that Investor may purchase additional shares to maintain its proportionate interest, or to reduce the number of shares of capital stock to be issued or sold to Persons other than Investor) as is represented by the number of shares of Company Stock and OP Units owned by Investor prior to such sale or issuance (and including for this purpose any shares of Company Common Stock to be acquired pursuant to the Stock Purchase Agreement, but not yet issued) relative to the number of shares of Company Stock and OP Units outstanding prior to such sale or issuance (and including for this purpose any shares of Company Common Stock to be acquired pursuant to the Stock Purchase Agreement, but not yet issued); provided, however, that the provisions of this Section shall not apply to the issuance or sale by the Company of any of its capital stock issued to the Company or any of its Subsidiaries or pursuant to options, rights or warrants or other commitments or securities in effect or outstanding on the date of the Stock Purchase Agreement (including, without limitation, any options issued or to be issued pursuant to the Employment Agreements).

                  (b) Issuance of OP Units. Upon exercise of its participation rights under this Section 4.1 by Buyer in connection with the issuance by the Company of OP Units, Buyer shall have the right to purchase, and, upon such exercise, the Company will be required to issue to Buyer, the number of shares of Company Common Stock equal to the number of OP Units Buyer is entitled to purchase under Section 4.1(a) hereof. Such shares of Company Common Stock shall be issued by the Company in lieu of such number of OP Units Buyer would otherwise be entitled to purchase under Section 4.1(a) hereof.

                  (c) Notice. In the event the Company proposes to issue or sell any shares of capital stock in a transaction giving rise to the participation rights provided for in this Section, the Company shall send a written notice (the "Participation Notice") to Investor setting forth the number of shares of such capital stock of the Company that the Company proposes to sell or issue, the price (before any commission or discount) at which such shares are proposed to be issued (or, in the case of an underwritten or privately placed offering in which the price is not known at the time the Participation Notice is given, the method of determining such price and an estimate thereof), and all other relevant information as to such proposed transaction as may be necessary for Investor to determine whether or not to exercise the rights granted in this Section. At any time within 20 days after its receipt of the Participation Notice, Investor may exercise its participation rights to purchase or subscribe for shares of such shares of capital stock, as provided for in this Section, by so informing the Company in writing (an "Exercise Notice"). Each Exercise Notice shall state the percentage of the proposed sale or issuance that the Investor elects to purchase. Each Exercise Notice shall be irrevocable, subject to the conditions to the closing of the transaction giving rise to the participation right provided for in this Section.

                  (d) Abandonment of Sale or Issuance. The Company shall have the right, in its sole discretion, at all times prior to consummation of any proposed sale or issuance giving rise to the participation right granted by this Section, to abandon, rescind, annul, withdraw or otherwise terminate such sale or issuance, whereupon all participation rights in respect of such proposed sale or issuance pursuant to this Section shall become null and void, and the Company shall have no liability or obligation to Investor or any Affiliate thereof who has acquired shares of Company Stock pursuant to the Stock Purchase Agreement or from Investor with respect thereto by virtue of such abandonment, rescission, annulment, withdrawal or termination.

                  (e) Terms of Sale. The purchase or subscription by Investor or an Affiliate thereof, as the case may be, pursuant to this Section shall be on the same price and other terms and conditions, including the date of sale or issuance, as are applicable to the purchasers or subscribers of the additional shares of capital stock of the Company whose purchases or subscriptions give rise to the participation rights (except that the price to Investor to make such purchase or subscription shall be net of an amount equal to fifty percent (50%) of any underwriting, placement agent or similar fee associated with such purchase or subscription paid or to be paid in connection with such purchase or subscription), which price and other terms and conditions shall be substantially as stated in the relevant Participation Notice (which standard shall be satisfied if the price, in the case of a negotiated transaction, is not greater than 110% of the estimated price set forth in the relevant Participation Notice or, in the case of an underwritten or privately placed offering, is not greater than the greater of (i) 110% of the estimated price set forth in the relevant Participation Notice, and (ii) the most recent closing price on or prior to the date of the pricing of the offering); provided, however, that in the event the purchases or subscriptions giving rise to the participation rights are effected by an offering of securities registered under the 1933 Act and in which offering it is not legally permissible for the securities to be purchased by Investor to be included, such securities to be purchased by Investor will be purchased in a concurrent private placement.

                  (f) Timing of Sale. If, with respect to any Participation Notice, Investor fails to deliver an Exercise Notice within the requisite time period, the Company shall have 120 days after the expiration of the time in which the Exercise Notice is required to be delivered in which to sell not more than 110% of the number of shares of capital stock of the Company described in the Participation Notice (plus, in the event such shares are to be sold in an underwritten public offering, an additional number of shares of capital stock of the Company, not in excess of 15% of 110% of the number of shares of capital stock of the Company described in the Participation Notice, in respect of any underwriters overallotment option) and not less than 90% of the number of shares of capital stock of the Company described in the Participation Notice at a price of not less than 90% of the estimated price set forth in the Participation Notice. If, at the end of 120 days following the expiration of the time in which the Exercise Notice is required to be delivered, the Company has not completed the sale or issuance of capital stock of the Company in accordance with the terms described in the Participation Notice (or at a price which is at least 90% of the estimated price set forth in the Participation Notice), or in the event of any contemplated sale or issuance within such 120-day period but outside such price parameters, the Company shall again be obligated to comply with the provisions of this Section with respect to, and provide the opportunity to participate in, any proposed sale or issuance of shares of capital stock of the Company; provided, however, that notwithstanding the foregoing, if the price at which such capital stock is to be sold in an underwritten offering (or a privately placed offering in which the price is not less than 97% of the most recent closing price at the time of the pricing of the offering) is not at least 90% of the estimated price set forth in the Participation Notice, the Company may inform Investor of such fact and Investor shall be entitled to elect, by written notice delivered within five Business Days following such notice from the Company, to participate in such offering in accordance with the provisions of this Section.


                                    ARTICLE 5

                                  MISCELLANEOUS

                  Section 5.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

                  Section 5.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

                  Section 5.3 Entire Agreement. This Agreement (including agreements incorporated herein) and the Schedules and Exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

                  Section 5.4 Expenses. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid as set forth in the Stock Purchase Agreement. Without limiting the foregoing, the Company shall pay all costs and expenses incurred in connection with the solicitation of votes of shareholders of the Company to approve the transactions contemplated by the Stock Purchase Agreement.

                  Section 5.5 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

                           FAC Realty Trust, Inc.
                           11000 Regency Parkway, 3rd fl.
                           East Tower
                           Cary, NC 27511
                           Attention:  C. Cammack Morton
                           Telecopy:   (919) 462-8799

         with a copy to:

                           Alston & Bird LLP
                           310 UCS Plaza
                           3605 Glenwood Ave.
                           P.O. Drawer 31107
                           Raleigh, North Carolina  27622-1107
                           Attention:       Brad S. Markoff, Esq.
                           Telecopy:        (919) 881-3175

or at such other address and to the attention of such other person as the Company may designate by written notice to Investor. Notices to Buyer or Investor shall be addressed to:

                           Lazard Freres Real Estate Investors, LLC
                           30 Rockefeller Plaza, 63rd Floor
                           New York, NY  10020
                           Attention:  Murry Gunty
                           Telecopy:   (212) 632-6060

         with a copy to:

                           Latham & Watkins
                           885 Third Ave, Suite 10000
                           New York, NY  10022
                           Attention:  R. Ronald Hopkinson, Esq.
                           Telecopy:   (212) 751-4864

                  Section 5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither party shall be permitted to assign any of its rights hereunder to any third party without the prior written consent of the other party, except that any Investor may, without such consent, assign its rights hereunder, in whole or in part, to the same extent as Buyer is permitted to assign its rights under the Stock Purchase Agreement, provided that such person agrees to be bound by this Agreement.

                  Section 5.7 Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

                  Section 5.8 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by another party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

                  Section 5.9  Interpretation; Absence of Presumption

                  (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Schedule and Exhibit references are to the Articles, Sections, paragraphs, Schedules and Exhibits to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this

         Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

                  (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

                  Section 5.10 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                  Section 5.11 Further Assurances. The Company and Investor agree that, from time to time, each of them will, and will cause their respective Affiliates to, execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and intents hereof.

                  Section 5.12 Specific Performance. The Company and Investor each acknowledge that, in view of the uniqueness of arrangements contemplated by this Agreement, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

                  Section 5.13 Investor Breach. In the event Investor shall have breached (i) its obligation to effect a purchase of Company Common Stock pursuant to the Stock Purchase Agreement which breach is neither cured nor desisted from within 30 days of receipt of written notice of such breach, or
(ii) any of its obligations under this Agreement which breach is neither cured nor desisted from within 30 days of receipt of written notice of such breach and which would reasonably be expected to materially adversely affect the Company, the Company shall no longer be required to perform any of its obligations hereunder.

                  Section 5.14 Confidentiality. Buyer and Investor agree that all information provided to any of them or any of their representatives pursuant to this Agreement shall be kept confidential, and such parties shall not (x) disclose such information to any persons other than the directors, officers, employees, financial advisors, legal advisors, accountants, consultants and affiliates of such parties who reasonably need to have access to the confidential information and who are advised of the confidential nature of such information or (y) use such information in a manner which would be detrimental to the Company; provided, however, the foregoing obligation of such parties shall not (a) relate to any information that (i) is or becomes generally available other than as a result of unauthorized disclosure by such parties or by persons to whom such parties have made such information available, (ii) is or becomes available to such parties on a non-confidential basis from a third party that is not, to such parties' knowledge, bound by any other confidentiality agreement with the Company, or (b) prohibit disclosure of any information if required by law, rule, regulation, court order or other legal or governmental process.

                  Section 5.15 Public Releases and Announcements. The Company agrees that until a Termination Event, it shall endeavor to provide to Investor advance copies of, or, in the case of oral announcements, advance notice of, any public release or announcement concerning the Company to be issued, released or made by the Company or any of its Affiliates, in each case, if possible, at least one Business Day prior to such release or announcement.

                  Section 5.16 Termination. In the event the Stockholder Approval Date does not occur prior to August 31, 1998, this Agreement shall terminate.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                            PROMETHEUS SOUTHEAST RETAIL LLC

                            By: LF Strategic Realty Investor II, L.P.,
                                its sole member


                            By: Lazard Freres Real Estate Investors, LLC,
                                its general partner


                                     By: ________________________
                                         Name: ___________________________
                                         Title: __________________________


                            FAC REALTY TRUST, INC.


                            By: ________________________
                                Name: C. Cammack Morton
                                Title: Chief Executive Officer

                                                                     APPENDIX C
     -----------------------------------------------------------------------





                          REGISTRATION RIGHTS AGREEMENT

                                 by and between

                             FAC REALTY TRUST, INC.

                                       and

                         PROMETHEUS SOUTHEAST RETAIL LLC

                                   dated as of

                                February 24, 1998




     -----------------------------------------------------------------------

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 24, 1998, by and between FAC Realty Trust, Inc., a Maryland corporation (the "Company") and Prometheus Southeast Retail LLC ("Buyer"), an affiliate of Lazard Freres Real Estate Investors, LLC ("LFREI"). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as herein after defined).

                  WHEREAS, the Company and Buyer have entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), that provides for the purchase by Buyer and sale by the Company to Buyer of shares of Company Common Stock and Contingent Value Rights; and

                  WHEREAS, in order to induce Buyer to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                  Section 1. Definitions. As used herein, the following terms shall have the following meanings:

                  (a) "Agreement" shall have the meaning set forth in the first paragraph hereof.

                  (b) "Buyer" shall mean Buyer, and shall also include any Affiliate of LFREI, a majority or more of the voting power and of the economic interests of which is Beneficially Owned by LFREI.

                  (c) "Commencement Date" shall mean the date of the Initial Closing.

                  (d) "Commission" shall mean the Securities and Exchange Commission, and any successor thereto.

                  (e) "Company" shall have the meaning set forth in the first paragraph hereof.

                  (f) "Company Registration Expenses" shall mean the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company's performance of or compliance with this Agreement, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities.

                  (g) "Contingent Value Right Agreement" means that certain Contingent Value Right Agreement, dated as of the date hereof, between the Company and Buyer.

                  (h) "Demand Registration" shall have the meaning set forth in
         Section 2(a).

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

                  (j) "NASD" shall mean the National Association of Securities Dealers, Inc.

                  (k) "Registrable Securities" shall mean (i) any and all shares of Company Common Stock acquired by Buyer pursuant to the Stock Purchase Agreement, (ii) any and all securities acquired by Buyer pursuant to Section 4.2 of the Stockholders Agreement, (iii) any and all shares of Company Common Stock issued, if any, by the Company pursuant to its payment obligations under the Contingent Value Right Agreement, and (iv) any securities issued or issuable with respect to any Company Common Stock or other securities referred to in clause (i),
         (ii) or (iii) by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act or (C) such securities are eligible to be resold pursuant to Rule 144(k).

                  (l) "Registration Expenses" shall mean all registration, filing and stock exchange or NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any separate counsel retained by Buyer, and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by Buyer against liabilities arising out of the public offering of securities, including Company Registration expenses, but specifically excludes any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions.

                  (m) "Registration Suspension Period" shall have the meaning set forth in Section 2(b).

                  (n) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations thereunder.

                  (o) "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

                  (p) "Suspension Notice" shall have the meaning set forth in
         Section 2(b).

                  (q) "Underwritten/Placed Offering" shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public or on behalf of a person other than the Company through an agent for sale to the public.

                  Section 2.  Demand Registration

                  (a) Obligation to File. At any time following the Commencement Date, promptly upon the written request of Buyer, the Company will use its best efforts to file with the Commission a registration statement under the Securities Act for the offering of all of the Registrable Securities which Buyer requests to be registered (the "Demand Registration"). The Demand Registration shall be on an appropriate form and the Demand Registration and any form of prospectus included therein shall reflect such plan of distribution or method of sale as Buyer notifies the Company, including the sale of some or all of the Registrable Securities in a public offering or, if requested by Buyer, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the seller undertakes to effect registration after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use its best efforts to cause the Demand Registration to be declared effective by the Commission within 60 days from the date of receipt of the written request, and, upon the request of Buyer, keep the Demand Registration effective for up to 90 days, unless the distribution of securities registered thereunder has been earlier completed; provided, however, that if such Demand Registration will require the Company to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would otherwise be required to prepare and file such audited financial statements, then Buyer must notify the Company at least 30 days in advance of the date upon which such audited financial statements will be required to be filed. During the period during which the Demand Registration is effective, the Company shall supplement or make amendments to the Demand Registration, if required by the Securities Act or if reasonably requested by Buyer or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

                  (b) Black-Out Periods of Buyer. Notwithstanding anything herein to the contrary, (i) the Company shall have the right from time to time to require Buyer not to sell under the Demand Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Buyer, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 75 days following the effective date of such registration statement or the date of filing of the final prospectus supplement, and (ii) the Company shall be entitled to require Buyer not to sell under the Demand Registration or to suspend the effectiveness thereof (but not for a period exceeding 75 days in any calendar year), if the Company determines, in its good faith judgment, that such offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

                  Once any registration statement filed pursuant to this Section 2 or in which Registrable Securities are included pursuant to Section 3 has been declared effective, any period during which the Company fails to keep such registration statement effective and usable for resale of Registrable Securities for the period required by Section 4(b) shall be referred to as a "Registration Suspension Period." A Registration Suspension Period shall commence on and include the date that the Company gives written notice to Buyer of its determination that such registration statement is no longer effective or usable for resale of Registrable Securities (the "Suspension Notice") to and including the date when the Company notifies Buyer that the use of the prospectus included in such registration statement may be resumed for the disposition of Registrable Securities.

                  (c) Number of Demand Registrations. The Company shall be obligated to effect, under this Section 2, only four Demand Registrations (no more than two of which may be requested in any two-year period). A Demand Registration shall not be deemed to have been effected, nor shall it be sufficient to reduce the number of Demand Registrations available to Buyer under this Section 2, if such registration cannot be used by Buyer for more than 60 days as a result of any stop order, injunction or other order of the Commission or other Government Authority for any reason other than an act or omission of Buyer and all the Registerable Securities registered thereunder are not sold.

                  (d) Size of Demand Registration. The Company shall not be required to effect a Demand Registration of less than a fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in the Wall Street Journal), of $10,000,000, except that if the fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in the Wall Street Journal), of the Registrable Securities outstanding is less than $10,000,000, then the Company shall be required to effect a Demand Registration of all of the remaining Registrable Securities outstanding.

                  (e) Notice. The Company shall give Buyer prompt notice in the event that the Company has suspended sales of Registrable Securities under Section 2(b).

                  (f) Expenses. All Registration Expenses incurred in connection with the Demand Registrations which may be requested under this Section 2 shall be borne by the Company, with Buyer only paying underwriting fees and discounts.

                  (g) Selection of Underwriters. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 2 shall include such underwriter(s) or other agent(s) as selected by Buyer and approved of by the Company, which approval shall not be unreasonably withheld; provided that any Affiliate of Buyer shall in all events be approved by the Company.

                  Section 3.  Incidental Registrations

                  (a) Notification and Inclusion. If the Company proposes to register any of its common equity securities under the Securities Act (other than a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating solely to the sale of securities to participants in a stock or employee benefit plan, a registration permitted under Rule 462 under the Securities Act registering additional securities of the same class as were included in an earlier registration statement for the same offering, and declared effective, or a shelf registration statement under the Securities Act covering common equity securities with an aggregate offering price of less than $50.0 million), whether or not for sale for its own account, the Company shall, at each such time after the Commencement Date until Buyer no longer holds Registerable Securities, promptly give written notice of such registration to Buyer. Upon the written request of Buyer given within 10 days after receipt of such notice by Buyer, the Company shall seek to include in such proposed registration such Registrable Securities as Buyer shall request be so included and shall use its reasonable best efforts to cause a registration statement covering all of the Registrable Securities that Buyer has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of securities it proposes to make under this Section 3 and shall incur no liability to Buyer for its failure to do so. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Buyer and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

                  (b) Cut-back Provisions. If a registration pursuant to this
         Section 3 involves an Underwritten/Placed Offering of the securities so being registered, whether or not solely for sale for the account of the Company, which securities are to be distributed by or through one or more underwriters of recognized standing under underwriting terms customary for such transaction, and the underwriter or the managing underwriter, as the case may be, of such Underwritten/Placed Offering shall inform the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the Company will include in such registration (i) first, all the securities of the Company which the Company proposes to sell for its own account or the account of others (other than Buyer) requesting inclusion in such registration pursuant to rights to registration on request, and (ii) second, to the extent of the amount which the Company is so advised can be sold in (or during the time of) such offering, Registrable Securities and other securities requested to be included in such registration, pro rata among Buyer and others exercising incidental registration rights, on the basis of the shares of Company Common Stock owned by all such persons.

                  (c) Expenses. The Company shall bear and pay all Company Registration Expenses incurred in connection with any registration of Registrable Securities pursuant to this Section 3 for Buyer, and all Registration Expenses incurred in connection with any registration of any securities for the Company's own account referred to in the first sentence of Section 3(a), and Buyer shall bear and pay all underwriting fees and discounts incurred in connection with any registration of Registrable Securities pursuant to this Section 3 for Buyer.

                  (d) Duration of Effectiveness. At the request of Buyer, the Company shall, subject to Section 2(b), use its reasonable best efforts to keep any registration statement for which Registrable Securities are included under this Section 3 effective and usable for up to 90 days (subject to extension for the length of any Registration Suspension Period), unless the distribution of securities registered thereunder has been earlier completed; provided, however, that in no event will the Company be required to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would be so required to prepare and file such audited financial statements if such registration statement were no longer effective and usable.

                  Section 4. Registration Procedures. In connection with the filing of any registration statement as provided in Section 2 or 3, the Company shall use its reasonable best efforts to, as expeditiously as reasonably practicable:

                  (a) prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such registration and use its reasonable best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by Buyer copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to Buyer;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of and the date which is 90 days after the date of initial effectiveness of such registration statement;

                  (c) furnish to Buyer such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as Buyer may reasonably request;

                  (d) register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as Buyer shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable Buyer to consummate the disposition in such jurisdictions of the securities owned by Buyer, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

                  (e) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Government Authority as may be reasonably necessary to enable Buyer to consummate the disposition of such Registrable Securities;

                  (f) furnish to Buyer a signed counterpart, addressed to Buyer (and the underwriters, if any), of

                           (i) an opinion of counsel for the Company, dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to Buyer, and

                           (ii) to the extent permitted by then applicable rules
                  of professional conduct, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (g) immediately notify Buyer at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Buyer promptly prepare and furnish to Buyer a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (h) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which Buyer shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five Business Days prior to the filing thereof;

                  (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                  (j) list all Company Common Stock covered by such registration statement on any securities exchange on which any of the Company Common Stock is then listed.

Buyer shall furnish in writing to the Company such information regarding Buyer (and any of its affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

         Buyer agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g) of this Section 4, Buyer will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g) of this Section 4.

                  Section 5. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offerings by Buyer, under a registration requested pursuant to Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including indemnities to the effect and to the extent provided in Section 7. Buyer shall be a party to such underwriting agreement and may, at its option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Buyer. Buyer shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding Buyer and Buyer's intended method of distribution and any other representation or warranty required by law.

                  Section 6. Preparation; Reasonable Investigation. In connection with the preparation and filing of the registration statement under the Securities Act, the Company will give Buyer, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Buyer's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  Section 7.  Indemnification

                  (a) Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) Buyer and each other person who participates as an underwriter in the offering or sale of such securities, (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) Buyer or any another person referenced in clause (i) above (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of Buyer or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a "Buyer Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which any Buyer Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse such Buyer Indemnitee for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Buyer Indemnitee specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Buyer Indemnitee and shall survive the transfer of such securities by Buyer.

                  (b) Indemnification by Buyer. The Buyer will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Buyer specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such securities by Buyer.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and Buyer with respect to any required registration or other qualification of securities under any federal or state law or regulation of Governmental Authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (f) Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                  Section 8. Covenants Relating to Rule 144. The Company will file in a timely manner (taking into account any extensions granted by the Commission), information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of Buyer, deliver to Buyer a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of Company Common Stock and the number of shares of Company Preferred Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will, at its expense, forthwith upon the written request of Buyer, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

                  Section 9.  Miscellaneous

                  (a) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 9(a), provided receipt of copies of such counterparts is confirmed.

                  (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

                  (c) Entire Agreement. This Agreement (including agreements incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

                  (d) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below.
         Notices to the Company shall be addressed to:

                  FAC Realty Trust, Inc.
                  11000 Regency Parkway, 3rd Fl.
                  East Tower
                  Cary, NC  27511
                  Attention:        C. Cammack Morton
                  Telecopy:         (919) 462-8799
                  with a copy to:

                  Alston & Bird LLP
                  310 UCS Plaza
                  3605 Glenwood Ave.
                  P.O. Drawer 31107
                  Raleigh, North Carolina  27622-1107
                  Attention:        Brad S. Markoff, Esq.
                  Telecopy:         (919) 881-3175

or at such other address and to the attention of such other person as the Company may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

                  Lazard Freres Real Estate Investors, LLC
                  30 Rockefeller Plaza, 63rd Floor
                  New York, NY 10020
                  Attention:  Murry Gunty
                  Telecopy:   (212) 632-6060

                  with a copy to:

                  Latham & Watkins
                  885 Third Avenue, Suite 1000
                  New York, NY 10022
                  Attention:        R. Ronald Hopkinson, Esq.
                  Telecopy:         (212) 751-4864

                  (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither party shall be permitted to assign any of its rights hereunder to any third party, except that if Buyer transfers any or all Registrable Securities to another person, such transferee shall be considered an intended beneficiary hereof and may exercise all rights of Buyer hereunder (provided that any transferee that holds less than 50% of all outstanding Registrable Securities shall not be entitled to request a Demand Registration pursuant to
         Section 2 hereof).

                  (f) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or other headings contained herein mean Sections or other headings of this Agreement unless otherwise stated.

                  (g) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

                  (h) Interpretation; Absence of Presumption. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

                  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

                  (i) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                             PROMETHEUS SOUTHEAST RETAIL LLC

                             By: LF Strategic Realty Investor II, L.P.,
                                 its sole member


                             By: Lazard Freres Real Estate Investors, LLC,
                                 its general partner


                                      By: ________________________
                                          Name: ___________________________
                                          Title: __________________________


                             FAC REALTY TRUST, INC.


                             By: ________________________
                                 Name: C. Cammack Morton
                                 Title: Chief Executive Officer

                                                                      APPENDIX D


                        CONTINGENT VALUE RIGHT AGREEMENT


                  THIS CONTINGENT VALUE RIGHT AGREEMENT, dated as of February 24, 1998 (this "Agreement"), is made by and between Prometheus Southeast Retail LLC ("Buyer"), an affiliate of Lazard Freres Real Estate Investors, LLC, and FAC Realty Trust, Inc., a Maryland corporation (the "Company"). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as hereinafter defined):


                                    RECITALS:

                  WHEREAS, the Company and Buyer have entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to sell, and Buyer has agreed to purchase, certain shares of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it is a condition to the transactions contemplated by the Stock Purchase Agreement and the parties believe it to be in their best interests that they enter into this Agreement and provide for certain contingent value rights for the benefit of Buyer;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                   SECTION 1.

                                   DEFINITIONS

                  As used in this Agreement, the following terms shall have the following respective meanings:

Section 1.1 - Adjustment Number

         "Adjustment Number" shall mean the number equal to (i) the Make-Whole Amount DIVIDED BY (ii) the Fair Market Value on the Determination Date.

Section 1.2 - Affiliate

         "Affiliate" with respect to any entity, shall mean a person or entity directly or indirectly controlling, controlled by, or under common control with, such entity, where "control" has the meaning given such term under Rule 405 of the Securities Act of 1933.

Section 1.3 - Approval Rights Termination Date

         "Approval Rights Termination Date" shall have the meaning given to it in the Stockholders Agreement.

Section 1.4 - Board

         "Board" shall mean the board of directors of the Company.

Section 1.5 - Board Member Default

         "Board Member Default" shall mean (i) on any day prior to the Preliminary Threshold Date, the failure of at least one-third of the members of the Board to consist of Investor Nominees, (ii) on any day prior to the Second Threshold Date, the failure of at least two-ninths of the members of the Board to consist of Investor Nominees, and (iii) on any day prior to the Final Threshold Date, the failure of at least one-ninth of the members of the Board to consist of Investor Nominees.

Section 1.6 - Contingent Value Right.

         "Contingent Value Right" shall mean the right granted under this Agreement to receive the payments set forth in Section 2.2 hereof, subject to the limitations and conditions provided in this Agreement.

Section 1.7 - Default Date

         "Default Date" shall have the meaning given to it in Section 4.2.

Section 1.8 - Determination Date

         "Determination Date" shall mean January 1, 2004.

Section 1.9 - Fair Market Value

         "Fair Market Value" shall have the meaning given to it in the Stockholders Agreement.

Section 1.10 - 15% IRR Amount

         "15% IRR Amount" shall have the meaning given to it in the Stockholders Agreement.

Section 1.11 - Final Threshold Date

         "Final Threshold Date" shall have the meaning given to it in the Stockholders Agreement.

Section 1.12 - Investment Value

         "Investment Value" shall mean the amount equal to (i) the number of Purchased Shares MULTIPLIED BY (ii) the Fair Market Value on the Determination Date.

Section 1.13 - Investor Nominee

         "Investor Nominee" shall have the meaning given to it in the Stockholders Agreement.

Section 1.14 - Make-Whole Amount

         "Make-Whole Amount" shall mean, on the Determination Date, a dollar amount, never less than 0, equal to the lesser of (a) (i) the greater of (A) the 15% IRR Amount on the Determination Date or (B) the $19.00 Amount on the Determination Date LESS (ii) the Investment Value on the Determination Date and
(b) 4,500,000 MULTIPLIED BY the Fair Market Value on the Determination Date.

Section 1.15 - $19.00 Amount

         "$19.00 Amount" shall mean, on any day, the amount equal to (i) $19.00 MULTIPLIED BY the number of Purchased Shares on such date LESS (ii) the aggregate amount of cash dividends paid (not including any special fees, expenses or other consideration payable to Investor, but not to all stockholders of the Company) on the Purchased Shares between the date of the Initial Closing and such date.

Section 1.16 - Offer to Purchase

         "Offer to Purchase" shall have the meaning given to it in the Stockholders Agreement.

Section 1.17 - Payment Date

         "Payment Date" shall have the meaning given to it in Section 2.2(b).

Section 1.18 - Preliminary Threshold Date

         "Preliminary Threshold Date" shall have the meaning given to it in the Stockholders Agreement.

Section 1.19 - Purchased Shares

         "Purchased Shares" shall have the meaning given to it in the Stock Purchase Agreement.

Section 1.20 - Second Threshold Date

         "Second Threshold Date" shall have the meaning given to it in the Stockholders Agreement.

Section 1.21 - Stockholders Agreement

         "Stockholders Agreement" shall mean that certain Stockholders Agreement, dated the date hereof, by and between Buyer and the Company.

Section 1.22 - Termination Event

         "Termination Event" shall mean the occurrence of (i) the completion of an Offer to Purchase, (ii) the notification by Buyer to the Company that it will not accept the Offer to Purchase, (iii) a date, on or after September 1, 2003, but prior to December 31, 2003, on which the amount equal to (A) the Fair Market Value on such date MULTIPLIED BY (B) the number of Purchased Shares equals or exceeds the amount equal to (A) $21.00 MULTIPLIED BY the number of Purchased Shares on such date LESS (B) the aggregate amount of cash dividends paid (not including any special fees, expenses or other consideration payable to Investor, but not to all other stockholders of the Company) on the Purchased Shares between the date of the Initial Closing and the Determination Date, (iv) the failure to secure Stockholder Approval by August 31, 1998 and (v) the date immediately following the Payment Date.

Section 1.23 - Total Enterprise Value

         "Total Enterprise Value" shall have the meaning given to it in the Stockholders Agreement.

                                   SECTION 2.

                        GRANT OF CONTINGENT VALUE RIGHTS

Section 2.1 - Grant of Contingent Value Rights

         In consideration of the investment by Buyer in the Company pursuant to the Stock Purchase Agreement and for other good and valuable consideration, on the date hereof the Company grants to Buyer, subject to the terms and conditions set forth in this Agreement, the Contingent Value Rights.

Section 2.2 - Determination and Method of Payment

         (a) Subject to the provisions herein, the Contingent Value Rights shall entitle Buyer to receive payment of an aggregate amount equal to the Make-Whole Amount.

         (b) The Make-Whole Amount shall be paid within ten days after the Determination Date (the "Payment Date"), at the election of the Company, either
(i) in cash or (ii) in shares of Company Common Stock. In the event the Company elects to satisfy its payment obligations under this Agreement in shares of Company Common Stock, the Company shall issue to Buyer such number of shares of Company Common Stock equal to the Adjustment Number.


                                    SECTION 3

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1 - Representations and Warranties

         The Company represents and warrants to Buyer that:

         (a) the Company has full corporate power and authority to issue, sell and deliver the Contingent Value Rights to Buyer as provided in this Agreement and the Stock Purchase Agreement and to carry out all the terms and provisions to be performed by the Company herein and therein;

         (b) the Contingent Value Rights have been duly authorized by the Company for issuance to Buyer pursuant to this Agreement and the Stock Purchase Agreement; and

         (c) the execution and delivery of this Agreement and the Stock Purchase Agreement by the Company, the issuance of the Contingent Value Rights to Buyer pursuant to this Agreement and the Stock Purchase Agreement and the performance of the obligations of the Company under this Agreement and the Stock Purchase Agreement do not: (i) violate any federal or Maryland statute, rule or regulation applicable to the Company, (ii) violate the provisions of the Company's Charter or by-laws, (iii) result in the breach of or a default under this Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Stockholders Agreement or any other material agreement to which the Company is a party or any court order which would materially impair the ability of Buyer to receive the benefits of the Contingent Value Rights or (iv) require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any federal or Maryland statute, rule or regulation applicable to the Company which would materially impair the ability of Buyer to receive the benefits of the Contingent Value Rights.

Section 3.2 - Covenants

         The Company covenants and agrees with Buyer that, from the date hereof until the occurrence of a Termination Event, it will not enter into any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument by which the Company, any of its Subsidiaries or any of the property or assets of the Company or any of its Subsidiaries would be bound that would materially impair the ability of the Company to fulfill its obligations under this Agreement.


                                    SECTION 4

                                   TERMINATION

Section 4.1 - Termination

         Following a Termination Event, all Contingent Value Rights and this Agreement shall terminate.


                                    SECTION 5

                                 APPROVAL RIGHTS

Section 5.1 - Approval Rights

         From and after the Stockholder Approval Date until the Approval Rights Termination Date, in the event a Board Member Default occurs, the Company shall not, and shall not permit any of its Subsidiaries, without the written consent of Buyer (or any transferee of Buyer that succeeds Buyer in its rights and obligations under the Stockholders Agreement), to:

         (a) acquire, whether by merger, consolidation, purchase of stock or assets or other business combination, (i) in a single transaction or group of related transactions, any business or assets having an aggregate purchase price in excess of twenty-five percent (25%) of Total Enterprise Value as measured at the beginning of the fiscal year in which such acquisition is consummated, or (ii) during any one fiscal year, businesses or assets having an aggregate purchase price in excess of fifty percent (50%) of Total Enterprise Value as measured at the beginning of such fiscal year;

         (b) sell or dispose of any assets, whether by merger, consolidation, sale of stock or assets or other business combination, during any one fiscal year, having an aggregate value in excess of twenty-five percent (25%) of Total Enterprise Value as measured at the beginning of such fiscal year;

         (c) directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to, any indebtedness if, after giving pro forma effect to such indebtedness, the Company's ratio of (i) total indebtedness to (ii) Total Enterprise Value, expressed as a percentage, would be greater than 65%;

         (d) make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any of its Affiliates;

         (e) issue Company Stock or options, rights or warrants or other commitments to purchase or securities convertible into (or exchangeable or redeemable for) shares of Company Stock, including, without limitation, OP Units (such options, rights, warrants, other commitments or securities, "Company Stock Equivalents"); provided, however, that Buyer's consent shall not be required for any issuance of Company Stock or Company Stock Equivalents as long as the sum of
(i) all shares of Company Stock issued by the Company during the applicable fiscal year and (ii) shares of Company Stock into which Company Stock Equivalents issued by the Company and each of its Subsidiaries during the applicable fiscal year are convertible, does not exceed fifty percent (50%) of all shares of Company Stock outstanding, on a Fully Diluted basis, on the first day of such fiscal year; provided, further, that in connection with any issuance by the Company of Company Stock or issuance by the Company or any of its Subsidiaries of any Company Stock Equivalents, Investor shall be entitled, to the extent so provided in Section 4.1 of the Stockholders Agreement, to a participation right on the terms set forth in Section 4.1 of the Stockholders Agreement. Notwithstanding the first sentence of this Section 5.1(e), (i) Company Stock issued to the Company or a wholly owned Subsidiary thereof and
(ii) Company Stock and Company Stock Equivalents issued to directors or employees of the Company or a Subsidiary of the Company in connection with any employee benefit plan approved by the shareholders of the Company, shall not be subject to the consent of Buyer;

         (f) change or amend any provision of the Company Charter or the by-laws of the Company in a manner that would be materially adverse to Investor;

         (g) pursuant to or within the meaning of any bankruptcy law: (i) commence a voluntary case, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a custodian of it or for all or substantially all of its property, (iv) make a general assignment for the benefit of its creditors;

         (h) in the case of the Company, (1) terminate its eligibility for treatment as a real estate investment trust, as defined in the Code, or (2) take any action or fail to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of such eligibility, unless in the case of a failure to take action, such action is initiated within thirty days and such action is completed within the period required under the Code in order to maintain such eligibility; or

         (i) subject to the right of the Company to terminate the Stock Purchase Agreement pursuant to Section 9.1(b)(iii) thereof, allow the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than Buyer, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of stock having more than 15% of the voting power of the Company.


                                    SECTION 6

                                  MISCELLANEOUS

Section 6.1 - Date of Effectiveness

         This Agreement shall be effective upon the date of the Initial Closing.

Section 6.2 - Notices

         All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

                           FAC Realty Trust, Inc.
                           11000 Regency Parkway, 3rd fl.
                           East Tower
                           Cary, NC 27511
                           Attention:  C. Cammack Morton
                           Telecopy:   (919) 462-8799
         with a copy to:

                           Alston & Bird LLP
                           310 UCS Plaza
                           3605 Glenwood Ave.
                           P.O. Drawer 31107
                           Raleigh, North Carolina  27622-1107
                           Attention:       Brad S. Markoff, Esq.
                           Telecopy:        (919) 881-3175

or at such other address and to the attention of such other person as the Company may designate by written notice to Investor. Notices to Buyer or Investor shall be addressed to:

                           Lazard Freres Real Estate Investors, LLC
                           30 Rockefeller Plaza, 63rd Floor
                           New York, NY  10020
                           Attention:  Murry Gunty
                           Telecopy:   (212) 632-6060

         with a copy to:

                           Latham & Watkins
                           885 Third Ave, Suite 10000
                           New York, NY  10022
                           Attention:  R. Ronald Hopkinson, Esq.
                           Telecopy:   (212) 751-4864

Section 6.3 - Severability

         Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

Section 6.4 - Amendments and Waivers

         This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by another party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

Section 6.5 - Counterparts

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

Section 6.6 - Assignment

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. The Company shall not be permitted to assign any of its rights hereunder to any third party without the prior written consent of Buyer. Buyer may, upon written notice to the Company, assign all, or a portion, of its rights hereunder to any third party without the prior consent of the Company.

Section 6.7 - Headings

         The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated.

Section 6.8 - Governing Law

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

Section 6.9 - Entire Agreement

         This Agreement (including agreements incorporated herein) contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

Section 6.10 - Expenses

         All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid as set forth in the Stock Purchase Agreement. Without limiting the foregoing, the Company shall pay all costs and expenses incurred in connection with the solicitation of votes of shareholders of the Company to approve the transactions contemplated by the Stock Purchase Agreement.

Section 6.11 -  Interpretation; Absence of Presumption

         (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

         (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

                            [signature page follows]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              PROMETHEUS SOUTHEAST RETAIL LLC

                              By: LF Strategic Realty Investor II, L.P.,
                                  its sole member


                              By: Lazard Freres Real Estate Investors, LLC,
                                  its general partner


                                       By: ________________________
                                           Name: ___________________________
                                           Title: __________________________


                              FAC REALTY TRUST, INC.


                              By: ________________________
                                  Name: C. Cammack Morton
                                  Title: Chief Executive Officer

                                                                      APPENDIX E

                          Donaldson, Lufkin & Jenrette
               Donaldson, Lufkin & Jenrette Securities Corporation
           277 Park Avenue, New York, New York 10172 - (212) 892-3000

Robert I. Brody
Managing Director
Investment Banking
(212) 892-6846
                                                     March 31, 1998


Board of Directors
FAC Realty Trust, Inc.
11000 Regency Parkway, Suite 300
Cary, NC 27511

Dear Sirs:

     You have requested our opinion as to the fairness from a financial point of view to FAC Realty Trust (the "Company") of the consideration to be received by the Company pursuant to the terms of the draft Stock Purchase Agreement, dated as of February 24, 1998 (the "Agreement"), by and between the Company and Prometheus Southeast Realty LLC (the "Investor"), an affiliate of Lazard Freres Real Estate Investors, LLC, pursuant to which, among other things, the Investor will invest up to $200 million in the Company (the "Transaction") by purchasing from the Company (i) an aggregate of 21,052,632 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock") and (ii) contingent value rights (the "Contingent Value Rights") of the Company as described in the draft Contingent Value Rights Agreement dated February 10, 1998 by and between the Company and the Investor (the "Contingent Value Rights Agreement").

     In arriving at our opinion, we have reviewed the drafts of each of the Stock Purchase Agreement, Stockholders Agreement dated as of February 24, 1998 by and between the Company and the Investor, and Contingent Value Rights Agreement and the exhibits thereto. We also have reviewed financial and other information that was publicly available or furnished to us by the Company including information provided during discussions with the Company's management. Included in the information provided during discussions with the Company's management were certain financial projections of the Company for the period beginning January 1, 1998 and ending December 31, 2002 prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the Company Common Stock, reviewed prices and premiums paid in certain other transactions and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion. We are not requested to, nor did we, solicit the interest of any other party in engaging in a transaction alternative to the Transaction.

     In rendering our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or its representatives, or that was otherwise reviewed by us. In particular, we have relied upon the estimates of the management of the Company of the financial impact of the Transaction on the Company. With respect to the financial projections supplied to us, we have assumed that they have been reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company. In particular, we assumed the pro forma adjustments and projections made for certain pending property acquisitions accurately reflect the future financial performance of such acquisitions. We have not made, and do not assume any responsibility for making any independent appraisal or evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by us.

FAC Realty Trust, Inc.
March 31, 1998
Page 2


     We have assumed, with your consent, that the drafts of the Stock Purchase Agreement, Stockholders Agreement and Contingent Value Rights Agreement which we reviewed will conform in all material respects to those documents when in final form. We have also assumed, at management's direction, that the Agreement is not contingent on the closing of any pending property acquisitions.

     Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to fairness of any consideration paid for any pending or recently completed property acquisitions. Our opinion does not address the relative merits of the Transaction and the other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the Transaction. Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed transaction.

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwriting, sales and distributions of listed and unlisted securities, private placement and valuations for corporate and other purposes. DLJ has performed investment banking and other services for the Company in the past and has been compensated for such services.

     Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the consideration to be received by the Company in exchange for issuing the Company Common Stock and Contingent Value Rights pursuant to the Agreement is fair to the Company from a financial point of view.

                                         Very truly yours,

                                         Donaldson, Lufkin & Jenrette
                                         Securities Corporation


                                         By:      /s/ Robert I. Brody
                                                  -----------------------------
                                                  Robert I. Brody
                                                  Managing Director

                                                                      APPENDIX F
                                 ALSTON&BIRD LLP

                          601 Pennsylvania Avenue, N.W.
                           North Building, 11th Floor
                           Washington, D.C. 20004-2601

                                  202-508-3300
                                Fax: 202-508-3333
                                 www.alston.com



James E. Croker, Jr.           Direct Dial: 202-508-3309           E-mail:
                                                              jcroker@alston.com

                                    March 23, 1998

Board of Directors
FAC Realty Trust, Inc.
11000 Regency Parkway, Suite 300
Cary, North Carolina  27511

Gentlemen:

     You have requested our opinion in connection with the purchase (the "Initial Purchase") by Prometheus Southeast Retail LLC (the "Investor") of 2,350,000 shares of common stock, par value $.01 per share, of FAC Realty Trust, Inc. (the "Company") pursuant to the Amended and Restated Stock Purchase Agreement between the Company and the Investor dated as of March 23, 1998 (the "Agreement"). In this connection, we have reviewed the Agreement and the Company's charter. We have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion. We have relied upon representations of the Company and its affiliates and certain officers thereof regarding the ownership of the Company. We have also relied upon the letter from the Investor to the Company attached hereto as Exhibit A.

     Based upon and subject to the foregoing and the further limitations and qualifications hereinafter expressed, it is our opinion that the Initial Purchase will not cause the Company to fail to qualify as a real estate investment trust as defined in section 856 of the Internal Revenue Code of 1986, as amended.

     This opinion letter is delivered solely for your benefit in connection with the Initial Purchase and may not be used or relied upon by any other person or for any other purpose without our prior written consent in each instance. Our opinion expressed herein is as of the date hereof, and we undertake no obligation to advise you of any changes in applicable law or any other matters that may come to our attention after the date hereof that may affect our opinion expressed herein.

                                                     Very truly yours,

                                                     /s/ ALSTON & BIRD LLP

                                                     ALSTON & BIRD LLP



   One Atlantic Center        1211 East Morehead Street    3605 Glenwood Avenue
1201 West Peachtree Street        P. O. Drawer 34009        P. O. Drawer 31107
  Atlanta, GA 30309-3424       Charlotte, NC 28234-4009   Raleigh, NC 27622-1107
       404-881-7000                  704-331-6000              919-420-2200
    Fax: 404-881-7777             Fax: 704-334-2014         Fax: 919-881-3175

                                                     March 23, 1998



FAC Realty Trust, Inc.
11000 Regency Parkway, Suite 300
Cary, North Carolina 27511
Attn:    C. Cammack Morton

         Re:      Waiver of charter-imposed ownership limitations

Ladies and Gentlemen:

     In connection with the purchase (the "Initial Purchase") by Prometheus Southeast Realty LLC (the "Buyer") of 2,350,000 shares of common stock of FAC Realty Trust, Inc. (the "Company") on the date hereof, we hereby make the representations, undertakings and agreements called for by Section A(4)(i) of
Article IV of the Company's charter in order that the Board of Directors of the Company may (with respect to the Initial Purchase) exempt the Buyer from the restrictions set forth in Section A(4)(b)(i) of the Company's charter on ownership of Equity Stock in excess of the Equity Stock Ownership Limit and ownership of Common Stock in excess of the Common Stock Ownership Limit. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Company's charter.


                          PROMETHEUS SOUTHEAST RETAIL LLC

                          By:      LF Strategic Realty Investor II, L.P.

                          By: Lazard Freres Real Estate Investors, LLC, its general partner

                                   By:      /s/ Murry N. Gunty
                                            --------------------------------
                                            Name:    Murry N. Gunty
                                            Title:   Principal

                                    APPENDIX


                             FAC REALTY TRUST, INC.
                                      PROXY
                                       for
              Annual Meeting of Stockholders, _______________, 1998

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints C. Cammack Morton and Patrick M. Miniutti, or any of them, with full power of substitution, the attorney and proxy of the undersigned, to appear and to vote all of the shares of common stock of FAC Realty Trust, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Homewood Suites Hotel, 100 Macalyson Court, Cary, NC 27511, on _____, ______, 1998, at 10:00 a.m., and any adjournment thereof. Receipt of copies of the Annual Report to Stockholders, the Notice of the Annual Meeting of Stockholders and the Proxy Statement dated _______, 1998, is hereby acknowledged.

     This Proxy will be voted in accordance with the instructions marked herein, and in accordance with the recommendation of the Board of Directors if no instructions to the contrary are marked herein. If any other business is transacted at the Annual Meeting (including matters incident to the conduct of the Annual Meeting), this Proxy will be voted in the discretion of, and in accordance with, the best judgment of the proxies (no other business is currently known).

     1. Election of six directors to serve until the 1999 annual meeting or until their successors are duly elected and qualified (Proposal One);

Nominees:         C. Cammack Morton, Patrick M. Miniutti, Robert O. Amick,
                  William D. Eberle, J. Richard Futrell, Jr. and John W. Gildea.

       |_| FOR ALL                        |_| WITHHOLD AUTHORITY AS TO ALL
          (except as noted below)

(Instruction: To withhold authority to vote for any individual nominee, print the nominee's name for which authority is withheld below.)



     2. Approval of the transaction (the "Transaction") contemplated by a Stock Purchase Agreement between the Company and Prometheus Southeast Retail, LLC (the "Investor"), an affiliate of Lazard Freres Real Estate Investors, LLC, which involves the purchase by the Investor of a controlling interest in the Company (21,052,632 shares of Common Stock) for $200 million or $9.50 per share (Proposal Two);

                     |_| FOR       |_| AGAINST      |_| ABSTAIN

     3. Amendment of the Company's charter to change its name to "Konover Property Trust, Inc." (Proposal Three);

                     |_| FOR       |_| AGAINST      |_| ABSTAIN

     4. Amendment of the Company's charter to increase the number of authorized shares from 75,000,000 to 130,000,000 (Proposal Four);

                     |_| FOR       |_| AGAINST      |_| ABSTAIN

     5. Amendment of the Company's 1993 Employee Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,100,000 to 2,800,000 (Proposal Five); and

                     |_| FOR       |_| AGAINST      |_| ABSTAIN

     6. Amendment of the Company's 1995 Outside Directors' Stock Award Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 25,000 to 150,000 (Proposal Six).

                     |_| FOR       |_| AGAINST      |_| ABSTAIN


Note: Please date and sign exactly as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. Executors, trustees, etc. should give full title as such.


                                            Dated:



                                            Signature


                                            Signature

                                            Please  mark  boxes in blue or black
                                            ink.  Please return  promptly in the
                                            enclosed  envelope which requires no
                                            postage if mailed in the U.S.A.


PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.